As filed with the Securities and Exchange Commission on September 30, 1997.
                                                      Registration No. 2-96538

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  __X__
      Pre-Effective Amendment No.____
      Post-Effective Amendment No.__27__                                 __X__

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          __X__
      Amendment No:__29__

                        AMERICAN PENSION INVESTORS TRUST
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)
                 2303 Yorktown Avenue, Lynchburg, Virginia 24501
                ------------------------------------------------
                    (Address of Principal Executive Offices)
                  Registrant's Telephone Number: (804) 846-1361

                           DAVID D. BASTEN, President
                        American Pension Investors Trust
                              2303 Yorktown Avenue
                            Lynchburg, Virginia 24501
                            -------------------------
                     (Name and Address of Agent for Service)

                                   Copies To:
                              Arthur J. Brown, Esq.
                             R. Darrell Mounts, Esq.
                           Kirkpatrick & Lockhart LLP
                         1800 Massachusetts Avenue, N.W.
                           Washington, D.C. 20036-1800
                            Telephone: (202) 778-9000

It is proposed that this filing will become effective:

___  immediately upon filing pursuant to Rule 485(b)
_X_  on October 1, 1997 pursuant to Rule 485(b)
___  60 days after filing pursuant to Rule 485(a)(i)
___  on (date) pursuant to Rule 485(a)(i)
___  75 days after filing pursuant to Rule 485(a)(ii)
___  on (date) pursuant to Rule 485(a)(ii)

Registrant has elected to register an indefinite number of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Notice required by Rule 24f-2 for the fiscal year ended May 31, 1997, was filed on July 29, 1997.

                        American Pension Investors Trust
                       Contents of Registration Statement


This registration statement consists of the following papers and documents.

Cover Sheet

Contents of Registration Statement

Cross Reference Sheets

American Pension Investors Trust: Growth Fund, Capital Income Fund And T-1 Treasury Trust
-----------------------------------------------------------------------------

Part A - Prospectuses

Part B - Statement of Additional Information

American Pension Investors Trust: Yorktown Classic Value Trust And Yorktown Value Income Trust
-----------------------------------------------------------------------------

Part A - Prospectuses

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

This Post-Effective Amendment does not make changes to the currently effective Prospectus and Statement of Additional Information of the other series of American Pension Investors Trust.

                        AMERICAN PENSION INVESTORS TRUST:
                                   GROWTH FUND
                               CAPITAL INCOME FUND
                                    FORM N-1A
                              CROSS REFERENCE SHEET


                 PART A ITEM NO.
                  AND CAPTION                              PROSPECTUS CAPTION
                 ---------------                           ------------------

1.    Cover Page............................               Cover Page

2.    Synopsis...............................              Table of Fund Expenses

3.    Condensed Financial Information........              Financial Highlights;
                                                           Performance Information

4.    General Description of Registrant......              Investment Objectives and
                                                           Policies; Other Investment
                                                           Policies; Risks and Other
                                                           Considerations; Fund Shares;
                                                           Appendix

5.    Management of the Fund.................              Management of the Fund;
                                                           Custodian, Transfer and
                                                           Dividend Disbursing Agent

5A.   Management's Discussion of Fund                      (See Annual Report)
      Performance............................

6.    Capital Stock and Other Securities.....              Fund Shares; Dividend, Other
                                                           Distribution and Taxes; General
                                                           Information

7.    Purchase of Securities Being Offered...              Purchase of Fund Shares

8.    Redemption or Repurchase...............              Redemption of Fund Shares

9.    Pending Legal Proceedings..............              Not Applicable




                PART B ITEM NO.                            STATEMENT OF ADDITIONAL
                 AND CAPTION                               INFORMATION CAPTION
                 ------------                              -----------------------
10.   Cover Page.............................              Cover Page

11.   Table of Contents......................              Table of Contents

12.   General Information and................              Not Applicable
      History

13.   Investment Objectives and Policies.....              Investment Restrictions and
                                                           Policies; Portfolio
                                                           Transactions; Appendix

14.   Management of Registrant...............              Management of the Trust


15.   Control Persons and Principal Holders of
      Securities............................               Management of the Trust

16.   Investment Advisory and Other Services.              Management of the Trust;
                                                           Distribution of Fund Shares;
                                                           Custodian, Transfer and
                                                           Dividend Disbursing Agent;
                                                           Independent Accountants

17.   Brokerage Allocations and Other practices            Portfolio Transactions

18.   Capital Stock and Other Securities.....              Fund Shares
                                                           (in Prospectus)
19.   Purchase, Redemption and Pricing
      Securities Being Offered...............              Pricing and Redemption of Shares

20.   Tax Status.............................              Taxation

21.   Underwriters...........................              Distribution of Fund Shares

22.   Calculation of Performance Data........              Performance Information

23.   Financial Statements...................              Financial Statements


                        AMERICAN PENSION INVESTORS TRUST:
                               T-1 TREASURY TRUST
                                    FORM N-1A
                              CROSS REFERENCE SHEET


                  PART A ITEM NO.
                   AND CAPTION                             PROSPECTUS CAPTION
                  --------------                           ------------------

1.    Cover Page..................................         Cover Page

2.    Synopsis....................................         Table of Fund Expenses

3.    Condensed Financial Information.............         Financial Highlights;
                                                           Performance Information

4.    General Description of Registrant...........         Investment Objective and
                                                           Policies; Other

                                                           Information; Fund Shares
5.    Management of the Fund......................         Management of the Fund;
                                                           Custodian, Transfer and
                                                           Dividend Disbursing Agent

5A.   Management's Discussion of Fund Performance.         (See Annual Report)

6.    Capital Stock and Other Securities..........         Fund Shares; Dividends,
                                                           Other Distributions and
                                                           Taxes

7.    Purchase of Securities Being Offered........         Purchase of Fund Shares

8.    Redemption or Repurchase....................         Redemption of Fund Shares

9.    Pending Legal Proceedings...................         Not Applicable





               PART B ITEM NO.                             STATEMENT OF ADDITIONAL
                AND CAPTION                                INFORMATION CAPTION
               ---------------                             -----------------------

10.   Cover Page............................               Cover Page

11.   Table of Contents.....................               Table of Contents

12.   General Information and History.......               Not Applicable

13.   Investment Objectives and Policies....               Investment Restrictions and
                                                           Policies; Portfolio Transactions;
                                                           Appendix

14.   Management of the Registrant..........               Management of the Trust

15.   Control Persons and Principal Holders
      of Securities.........................               Management of the Trust

16.   Investment Advisory and Other Services               Management of the Trust;
                                                           Distribution of Fund Shares;
                                                           Custodian, Transfer and Dividend
                                                           Disbursing Agent; Independent
                                                           Accountants

17.   Brokerage Allocation and Other                       Portfolio Transactions
      Practices.............................

18.   Capital Stock and Other Securities....               Fund Shares (in Prospectus)

19.   Purchase, Redemption and Pricing of
      Securities Being Offered..............               Pricing and Redemption of Shares

20.   Tax Status............................               Taxation

21.   Underwriters..........................               Distribution of Fund Shares

22.   Calculation of Performance Data.......               Performance Information

23.   Financial Statements..................               Financial Statements


                        AMERICAN PENSION INVESTORS TRUST:
                          YORKTOWN CLASSIC VALUE TRUST
                                    FORM N-1A
                              CROSS REFERENCE SHEET


      PART A ITEM NO. AND CAPTION                          PROSPECTUS CAPTION
      ---------------------------                          ------------------

1.   Cover Page.............................               Cover

2.   Synopsis...............................               Prospectus Summary; Table of Fund
                                                           Expenses

3.   Condensed Financial Information........               Financial Highlights; Performance
                                                           Information

4.   General Description of Registrant......               Investment Objectives and
                                                           Policies; Other Investment
                                                           Practices and Risks Factors; Fund
                                                           Shares

5.   Management of the Fund.................               Management of the Fund;
                                                           Custodian, Transfer and Dividend
                                                           Disbursing Agent

5A.  Management's Discussion of Fund
     Performance............................               (See Annual Report)

6.   Capital Stock and Other Securities.....               Fund Shares; Dividend, Other
                                                           Distributions and Taxes; General
                                                           Information

7.   Purchase of Securities Being Offered...               Purchase of Fund Shares

8.   Redemption or Repurchase...............               Redemption of Fund Shares

9.   Pending Legal Proceedings..............               Not Applicable




               PART B ITEM NO.                             STATEMENT OF ADDITIONAL
                AND CAPTION                                INFORMATION CAPTION
               ---------------                             -----------------------

10.   Cover Page............................               Cover Page

11.   Table of Contents.....................               Table of Contents

12.   General Information and History.......               Not Applicable

13.   Investment Objectives and Policies....               Investment Restrictions;
                                                           Investment Policies; Portfolio
                                                           Transactions

14.   Management of the Registrant..........               Management of the Funds

15.   Control Persons and Principal.........               Management of the Funds
      Holders of Securities

16.   Investment Advisory and Other Services.              Management of the Funds;
                                                           Distribution of Fund Shares;
                                                           Custodian, Transfer and Dividend
                                                           Disbursing Agent; Independent
                                                           Accountants

17.   Brokerage Allocation and Other                       Portfolio Transactions
      Practices.............................

18.   Capital Stock and Other Securities....               Fund Shares (in Prospectus)

19.   Purchase, Redemption and Pricing of
      Securities Being Offered...............              Pricing and Redemption of Shares

20.   Tax Status............................               Taxation

21.   Underwriters..........................               Distribution of Fund Shares

22.   Calculation of Performance Data.......               Performance Information

23.   Financial Statements..................               Financial Statements


                        AMERICAN PENSION INVESTORS TRUST:
                           YORKTOWN VALUE INCOME TRUST
                                    FORM N-1A
                              CROSS REFERENCE SHEET


               PART A ITEM NO.
                AND CAPTION                                PROSPECTUS CAPTION
               ---------------                             ------------------

1.    Cover Page............................               Cover

2.    Synopsis..............................               Prospectus Summary; Table of Fund
                                                           Expenses

3.    Condensed Financial Information.......               Not Applicable

4.    General Description of Registrant.....               General; Investment Objectives
                                                           and Policies; Other Investment
                                                           Practices and Risks Factors; Fund
                                                           Shares

5.    Management of the Fund................               Management of the Fund;
                                                           Custodian, Transfer and Dividend
                                                           Disbursing Agent
5A.   Management's Discussion of Fund
      Performance...........................               Not Applicable

6.    Capital Stock and Other Securities....               Fund Shares; Dividends, Other
                                                           Distributions and Taxes; General
                                                           Information

7.    Purchase of Securities Being Offered..               Purchase of Fund Shares

8.    Redemption or Repurchase..............               Redemption of Fund Shares

9.    Pending Legal Proceedings.............               Not Applicable






               PART B ITEM NO.                             STATEMENT OF ADDITIONAL
                AND CAPTION                                INFORMATION CAPTION
               ---------------                             -----------------------

10.   Cover Page............................               Cover Page

11.   Table of Contents.....................               Table of Contents

12.   General Information and History.......               Not Applicable

13.   Investment Objectives and Policies....               Investment Restrictions;
                                                           Investment Policies; Portfolio
                                                           Transactions

14.   Management of the Registrant..........               Management of the Funds

15.   Control Persons and Principal Holders
      of Securities..........................              Management of the Funds

16.   Investment Advisory and Other Services               Management of the Funds;
                                                           Distribution of Fund Shares;
                                                           Custodian, Transfer and Dividend
                                                           Disbursing Agent; Independent
                                                           Accountants

17.   Brokerage Allocation and Other                       Portfolio Transactions
      Practices.............................

18.   Capital Stock and Other Services......               Other Information; Fund Shares
                                                           (in Prospectus)

19.   Purchase, Redemption and Pricing of
      Securities Being Offered...............              Pricing and Redemption of Shares

20.   Tax Status............................               Taxation

21.   Underwriters..........................               Distribution of Fund Shares

22.   Calculation of Performance Data........              Performance Information

23.   Financial Statements..................               Financial Statements


                                     PART C

      Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.

                              API TRUST GROWTH FUND
                                 P. O. Box 2529
                              2303 Yorktown Avenue
                            Lynchburg, Virginia 24501
                                 (804) 846-1361
                                 (800) 544-6060

API Trust ("Trust") is an open-end, management investment company that currently consists of seven separate series ("Series"). This Prospectus relates only to shares of the Growth Fund ("Fund"), a diversified series of the Trust. The Fund's investment objective is growth of capital. The Fund seeks to achieve its objective by investing in shares of open-end and closed-end investment companies. No assurance can be given that the Fund will achieve its investment objective.

Shares of the Fund are offered through Yorktown Distributors, Inc. ("Distributors"). The Fund's minimum initial investment is $500; subsequent investments must be at least $100. The Fund pays expenses related to the distribution of its shares. In addition, the Fund may invest in shares of funds that charge sales loads and/or pay their own distribution expenses.

This Prospectus sets forth concisely the information about the Trust and the Fund that a prospective investor should know before investing. It should be read and retained for future reference. A Statement of Additional Information, dated October 1, 1997, has been filed with the Securities and Exchange Commission and, as amended from time to time, is incorporated by reference herein. It is available, at no charge, by contacting the Trust at the address or telephone numbers provided above.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

            THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
               THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE
                 SECURITIES AND EXCHANGE COMMISSION PASSED UPON
                  THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
                       ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.




                    This Prospectus is dated October 1, 1997.

                                TABLE OF CONTENTS

Topic                                                          Page
-----                                                          ----

TABLE OF FUND EXPENSES..........................................3
FINANCIAL HIGHLIGHTS............................................4
GENERAL.........................................................5
INVESTMENT OBJECTIVE AND POLICIES...............................5
OTHER INVESTMENT POLICIES.......................................5
   Selection of Underlying Funds................................5
   Temporary Investments........................................6
   Borrowing and Other Policies.................................6
   Portfolio Turnover...........................................6
RISKS AND OTHER CONSIDERATIONS..................................6
   General......................................................6
   Open-End Funds...............................................7
   Closed-End Funds.............................................7
MANAGEMENT OF THE FUND..........................................8
PURCHASE OF FUND SHARES.........................................9
   Distribution Arrangements....................................9
   How Shares May Be Purchased.................................10
   Systematic Investment Plan..................................10
   Exchange Privileges.........................................10
   Determining Net Asset Value.................................11
REDEMPTION OF FUND SHARES......................................11
   How Shares May Be Redeemed..................................11
   Systematic Withdrawal Plan..................................12
DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES.......................12
   Dividends and Other Distributions...........................12
   Taxation of the Fund........................................12
   Taxation of Underlying Funds................................12
   Taxation of Shareholders....................................13
   Qualified Retirement Plans..................................13
PERFORMANCE INFORMATION........................................14
FUND SHARES....................................................14
CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT..............14
GENERAL INFORMATION............................................15
APPENDIX.......................................................16
FOREIGN SECURITIES AND FOREIGN CURRENCY TRANSACTIONS...........16
   Foreign Securities..........................................16
   Foreign Currency Transactions...............................16

                             TABLE OF FUND EXPENSES


The following tables are intended to assist investors in understanding the expenses associated with investing in the Fund.

SHAREHOLDER TRANSACTION EXPENSES

         Sales load imposed on purchases. . . . . . . . . . . . . . . None
         Redemption fees . . . . . . . . . . . . . . . . . . . . . . .None
         Sales load imposed on reinvested dividends. . . . . . . . . .None
         Exchange fees . . . . . . . . . . . . . . . . . . . . . . . .None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets) (1)
         Management Fees (after waivers)(2). . . . . . . . . . . . .  0.63%
         12b-1 Fees. . . . . . . . . . . . . . . . . . . . .. . . .   1.00%
         Other Expenses . . . . . . . . . . . . . . . . . . . . . . . 0.55%
                                                                      -----

         Total Fund Operating Expenses (after waivers)(2). . . . . .  2.18%


         (1) "Annual Fund Operating Expenses" are based on operating expenses incurred by the Fund for the fiscal year ended May 31, 1997. Long-term shareholders may pay more in 12b-1 fees over time as a percentage of their initial investment than the amount of the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc. ("NASD").

         (2) The Fund's investment adviser, Yorktown Management & Research Company, Inc., (the "Adviser") waives its advisory fees in an amount equal to the amount Distributors (an affiliate of the Adviser) retains with respect to dealer reallowances resulting from the Fund's purchase of load fund shares and Rule 12b-1 fees received from open-end investment companies. If a portion of the Fund's investment advisory fees had not been waived during the fiscal year ended May 31, 1997, the Fund's Management Fees and Total Fund Operating Expenses would have been 1.00% and 2.55%, respectively. See "Management of the Fund " for additional information. An investor in the Fund will bear not only his proportionate share of the expenses of the Fund but also indirectly similar expenses of the underlying funds.

EXAMPLE -- A shareholder would pay the following expenses on a $1,000 investment assuming (1) a 5% annual return and (2) redemption at the end of each period.

                  After 1 year. . . . . . . . . . . . . . . . . . . . . . $  22
                  After 3 years. . . . . . . .. . . . . . . . . . . . . .    69
                  After 5 years. . . . . . . .. . . . . . . . . . . . . .   118
                  After 10 years. . . . . . .  . . . . . . . . . . . .  .   253

The Example assumes that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. The 5% annual return assumed in the Example is required by regulations of the Securities and Exchange Commission ("SEC") and is not a predication of, and does not represent, the projected or actual performance of Fund shares. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES OF THE FUND MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

The table below provides financial highlights for one share of the Fund for the periods shown. A table follows that provides condensed information concerning debt outstanding with respect to the Fund for the periods shown. This information is supplemented by the financial statements and accompanying notes appearing in the Statement of Additional Information. The financial statements and notes have been audited by Coopers & Lybrand L.L.P., independent certified public accountants, whose report thereon is also included in the Statement of Additional Information. The financial highlights appearing below were derived from financial statements audited by Coopers & Lybrand L.L.P. On February 22, 1991, the Fund adopted a strategy of using multiple investment styles by investing primarily in shares of other registered investment companies.


                                                               FOR THE YEAR/PERIOD ENDED MAY 31,
                                    ----------------------------------------------------------------------------------------

                                      1997    1996     1995     1994     1993    1992     1991     1990     1989     1988
                                      ----    ----     ----     ----     ----    ----     ----     ----     ----     ----
For A Share Outstanding Throughout
   Each Year/period:
Net asset value, beginning of year   $14.00  $12.48   $12.32   $11.86   $10.84  $11.19   $9.85    $11.58   $9.48    $11.05
                                     ------  ------   ------   ------   ------  ------   -----    ------   -----    ------
Income from investment operations:
   Net investment income (loss)..    (0.17)  (0.14)   (0.10)   (0.21)   (0.18)   (0.11)            0.05     0.08     0.05
   Net realized and unrealized
     gain (loss) on investments..     1.25    2.67     1.37     1.25     1.57     0.71    1.34     0.36     2.17    (0.51)
                                      ----    ----     ----     ----     ----     ----    ----     ----     ----    ------
   Total income (loss) from
     investment operations.......     1.08    2.53     1.27     1.04     1.39     0.60    1.34     0.41     2.25    (0.46)
                                      ----    ----     ----     ----     ----     ----    ----     ----     ----    ------
Distributions:
   From net investment income....                                                                 (0.05)   (0.06)   (0.05)
   In excess of net investment                                                                    (0.03)   (0.09)
     income......................
   From net realized gain on
     security transactions.......    (1.66)  (1.01)   (1.11)   (0.58)   (0.37)   (0.95)           (1.10)            (1.01)
   In excess of net realized gain
     on security transactions....    _____    _____   _____    _____    _____     _____           (0.96)   _____    (0.05)
                                                                                                  ------            ------
     Total distributions.........    (1.66)  (1.01)   (1.11)   (0.58)   (0.37)   (0.95)           (2.14)   (0.15)   (1.11)
       Net asset value, end of year $13.42  $14.00   $12.48   $12.32   $11.86   $10.84   $11.19   $9.85   $11.58    $9.48
                                     ======  ======   ======   ======   ======   ======   ======   =====  =======   ======
Total return                          8.32%  21.03%   11.28%   8.60%    13.03%    4.91%   13.56%   3.38%   23.97%   (4.00)%
Ratios/Sulemental Data:
     Net assets, end of year
       (000's omitted)...........   $68,717  $68,306 $55,191  $46,958  $44,364  $40,302  $29,925  $31,876  $31,651  $27,003
     Ratio of expenses to average
       net assets(1).............     2.18%   2.24%    2.06%    2.24%    2.05%    1.97%    2.38%   2.60%    2.66%     2.74%
     Ratio of net investment
       income (loss) to average      (1.31)% (1.08)%  (1.50)%  (1.75)%  (1.56)%  (1.24)%   0.02%   0.36%    0.78%     0.82%
       net assets................
     Portfolio turnover rate.....        84%     63%      91%      90%     157%      99%    206%    118%     163%      165%


---------------
(1) Without fees recouped or waived by the investment adviser, the ratio of expenses of average net assets would have been 2.57%, 2.60%, 2.56%, 2.52%, 2.50%, 2.67%, 2.54%, 2.95%, 3.01% and 2.83%, respectively.


                                                  DEBT OUTSTANDING

                                                    Average Daily          Average Daily
                               Amount of           Amount of Debt          No. of Shares          Average Amount
                           Debt Outstanding          Outstanding            Outstanding          of Debt Per Share
   Fiscal Year Ended       at End of Period       During the Period      During the Period       During the Period
   -----------------       ----------------       -----------------      -----------------       -----------------
May 31, 1997.........             -0-                    -0-                    -0-                     -0-
May 31, 1996.........             -0-                    -0-                    -0-                     -0-
May 31, 1995.........             -0-                    -0-                    -0-                     -0-
May 31, 1994.........             -0-                    -0-                    -0-                     -0-
May 31, 1993.........             -0-                    -0-                    -0-                     -0-
May 31, 1992.........             -0-                    -0-                    -0-                     -0-
May 31, 1991.........             -0-                    -0-                    -0-                     -0-
May 31, 1990.........             -0-                    -0-                    -0-                     -0-
May 31, 1989.........             -0-                    -0-                    -0-                     -0-
May 31, 1988.........             -0-                 $380,874               2,571,379                 $0.15



                                     GENERAL

The Fund seeks to achieve its investment objective by investing in shares of open-end and closed-end investment companies (the "underlying funds"). Normally, the Fund will invest in approximately ten to seventy-five underlying funds, although it may invest up to 25% of its total assets in any one underlying fund. All of the Trust's Series that invest in underlying funds may invest in shares of the same underlying fund; however, the percentage of each Series' assets so invested may vary and the Series and their affiliates may not hold more than 3% of an underlying fund's shares. If the Fund holds more than 1% of the shares of an open-end fund, that fund will be obligated to redeem only 1% of those shares during any period of less than 30 days. Any shares of an open-end fund held by the Fund in excess of 1% of the open-end fund's outstanding shares, therefore, will be considered not readily marketable securities that, together with other such securities, may not exceed 10% of the Fund's net assets. The Fund may not purchase shares of investment companies that are not registered with the SEC.

                        INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is growth of capital. The Fund seeks to achieve its objective by investing primarily in shares of underlying funds that seek long-term capital growth or appreciation by investing primarily in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants ("convertible securities")). The Fund also may invest in funds that invest primarily in long- or short-term bonds and other fixed-income securities (such as securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"), commercial paper and preferred stock) whenever the Adviser believes that these funds offer a potential for capital appreciation, such as during periods of declining interest rates. Under normal conditions, the Fund invests between 25% and 75% of its total assets in funds that are authorized to invest a substantial portion of their assets in foreign securities. Such funds may be subject to risks due to their investment in foreign securities. See the Appendix. All investments involve risks, and there is no assurance that the investment objective of the Fund will be achieved.

The investment objective of the Fund may not be changed without the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act of 1940 ("1940 Act"). Certain other investment limitations that apply to the Fund also may not be changed without shareholder approval, as described in the Statement of Additional Information. All other investment policies, unless otherwise indicated, may be changed by the Trust's Board of Trustees without shareholder approval.


                            OTHER INVESTMENT POLICIES


SELECTION OF UNDERLYING FUNDS

The Adviser selects underlying funds in which to invest based, in part, upon an analysis of their past performance and their investment objectives, policies and the investment style of their investment advisers. In selecting open-end funds in which to invest, the Adviser also considers, among other factors, the funds' size, cost structure, shareholder services and the reputation and stability of their investment advisers. In selecting closed-end funds in which to invest, the Adviser considers, among other factors, the factors considered for open-end funds, the funds' historical market discounts, portfolio characteristics, repurchase, tender offer, and dividend reinvestment programs, provisions for converting into an open-end fund, and quality of management. The Fund may invest in the securities of closed-end funds that, at the time of investment by the Fund, are either trading at a discount to net asset value or at a premium to net asset value.

The underlying funds in which the Fund invests may include new funds and funds with limited operating history. Underlying funds may, but need not, have the same investment objective, policies and limitations as the Fund. For example, although the Fund will not borrow money for investment purposes, it may invest all of its assets in underlying funds that borrow money for investment purposes (i.e., engage in the speculative activity of leveraging) or invest up to 25% of its total assets in any one such underlying fund.


TEMPORARY INVESTMENTS

Pending investment, for liquidity or when the Adviser believes market conditions warrant a defensive position, the Fund may temporarily hold cash or invest all or any portion of its assets in money market mutual funds or directly in money market instruments such as (1) U.S. Government securities; (2) instruments (such as certificates of deposit, demand and time deposits and bankers' acceptances) of banks and savings associations that are insured by the Federal Deposit Insurance Corporation; (3) repurchase agreements secured by U.S. Government securities; and (4) commercial paper, including master demand notes, rated A-1 by Standard & Poor's Ratings Services or P-1 by Moody's Investors Service, Inc. To the extent the Fund invests more than $100,000 in a single bank or savings association, the investment is not protected by federal insurance. The underlying funds also may invest under similar circumstances in similar instruments.


BORROWING AND OTHER POLICIES

The Fund may temporarily borrow money from banks for extraordinary or emergency purposes, but not in excess of the lesser of 10% of its total assets (valued at cost) or 5% of its total assets (valued at market). The Fund also may invest up to 10% of its net assets in securities for which no readily available market exists and may lend securities constituting up to 5% of its net assets.


PORTFOLIO TURNOVER

The Fund's portfolio turnover rate may vary greatly from year to year and will not be a limiting factor when the Adviser deems portfolio changes appropriate. For the fiscal years ended May 31, 1997 and 1996, the Fund's portfolio turnover rates were 84% and 63%, respectively. A high portfolio turnover rate (100% or more), whether incurred by the Fund or an underlying fund, involves correspondingly greater transaction costs, which will be borne directly by the Fund or the underlying fund, and increases the potential for short-term capital gains and taxes.


                         RISKS AND OTHER CONSIDERATIONS


GENERAL

Any investment in an open-end or closed-end investment company involves risk, and, although the Fund invests in a number of underlying funds, this practice does not eliminate investment risk. Investment decisions by the investment advisers of the underlying funds are made independently of the Fund and its Adviser. Therefore, the investment adviser of one underlying fund may be purchasing securities of the same issuer whose securities are being sold by the investment adviser of another underlying fund. The result of this would be an indirect expense to the Fund without accomplishing any investment purpose.

Some of the underlying funds also could incur more risks than others. For example, they may trade their portfolios more actively (which results in higher brokerage costs), may engage in investment practices, including leverage, that entail greater risks or invest in companies whose securities and other investments are more volatile. In addition, the underlying funds in which the Fund invests may or may not have the same investment limitations as those of the Fund itself. Moreover, while the Fund has a policy of investing no more than 25% of its total assets in the securities of underlying funds that invest 25% or more of their total assets in any one industry, the Fund, through its investments in underlying funds, indirectly may invest more than 25% of its assets in any one industry. In addition, the underlying funds in which the Fund invests may have policies themselves that, among other things, permit them to invest up to 100% of their assets in securities of foreign issuers and to engage in foreign currency transactions with respect to their investments; invest in illiquid securities; invest in warrants; lend their portfolio securities; sell securities short; borrow money for investment purposes; invest 25% or more of their total assets in one industry; and enter into options, futures and forward currency contracts. The risks associated with investments in foreign securities are described in the Appendix to this Prospectus and the risks associated with these other investment policies are described in the Statement of Additional Information.

Investing in the Fund also involves certain additional expenses and certain tax consequences that would not be present in a direct investment in the underlying funds. An investor in the Fund should recognize that he may invest directly in the underlying funds and that, by investing in the underlying funds indirectly through the Fund, he will bear not only his proportionate share of the expenses of the Fund (including operating costs and investment advisory and administrative fees) but also indirectly similar expenses of the underlying funds.


OPEN-END FUNDS

The Fund may purchase shares of open-end funds that impose a front-end sales load ("Load Fund Shares ") and shares of open-end funds that do not impose a front-end sales load. However, the Fund may not invest in shares of open-end funds that are sold subject to a redemption fee of more than 1%. An open-end fund is currently permitted under the rules of the NASD to impose front-end sales loads as high as 8.5% of the public offering price (9.29% of the net amount invested); provided that it does not also impose an asset-based sales charge. The Adviser anticipates, however, investing substantially all of the Fund's assets in funds that impose no front-end sales load or impose a front-end sales load of no more than 3% of the public offering price of the shares. Fund purchases may often qualify for so-called quantity discounts whereby a lower front-end sales load is applied to purchases of, for example, $50,000 or more. Additionally, where possible, the Adviser will seek to reduce the front-end sales load imposed by purchasing shares pursuant to (i) letters of intent, permitting it to obtain reduced front-end sales loads by aggregating its intended purchases over time; (ii) rights of accumulation, permitting it to obtain reduced front-end sales loads as it purchases additional shares of an underlying fund; and (iii) rights to obtain reduced front-end sales loads by aggregating its purchases of several funds within a family of mutual funds. In addition to any front-end sales load imposed by an open-end fund, the open-end fund may be subject to annual distribution and service fees of up to 1.00% of the fund's average daily net assets.

Front-end sales loads generally are split into the dealer reallowance (which typically comprises at least 80% of the amount of the charge) and the underwriter's retention. Yorktown Distributors, Inc., the distributor of the Fund shares, generally will be designated as the dealer entitled to receive the dealer reallowance portion of the sales charge on purchases of Load Fund Shares by the Fund. However, Distributors will not retain any dealer reallowance in excess of 1% of the public offering price on any transaction, nor will it be designated as the dealer entitled to receive the dealer reallowance portion of the sales charge where such reallowance would exceed 1% of the public offering price. The Adviser has agreed to waive its advisory fees in an amount equal to amounts Distributors retains as (i) dealer reallowances resulting from the Fund's purchase of Load Fund Shares and (ii) Rule 12b-1 fees received from underlying open-end funds.

Although open-end fund shares are redeemable by the Fund upon demand to the issuer, under certain circumstances, an open-end fund may determine to make a payment for redemption of its shares to the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, the Fund may hold securities distributed by an open-end fund until the Adviser determines that it is appropriate to dispose of such securities. Such disposition generally will entail additional costs to the Fund.


CLOSED-END FUNDS

Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% and 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock
Exchange ("NYSE"), the American Stock Exchange or the Nasdaq Stock Market ("Nasdaq") or, in some cases, may be traded in other over-the-counter ("OTC") markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), shares of closed-end funds trade in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of equity securities in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share which is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) or borrow money for the purpose, and with the effect of, leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. The Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure. The Fund will only invest in common shares of closed-end funds and will not invest in any senior securities issued by closed-end funds.


                             MANAGEMENT OF THE FUND

The Trust's Board of Trustees has overall responsibility for the operation of the Trust. Pursuant to that responsibility, the Board has selected the Adviser to act as investment adviser and administrator for the Fund. Services provided by the Adviser include the provision of a continuous investment program for the Fund and supervision of all matters relating to the operation of the Fund. Among other things, the Adviser is responsible for making investment decisions and placing orders to buy, sell or hold particular securities, furnishing corporate officers and clerical staff and providing office space, office equipment and office services.

The Adviser has acted as the investment adviser to the Fund since it commenced operations on June 14, 1985. The Adviser, whose address is 2303 Yorktown Avenue, Lynchburg, Virginia 24501, was incorporated under the laws of the State of Maryland in 1984 and is controlled by David D. Basten. In addition, Mr. Basten currently serves as the Fund's portfolio manager and has served in that capacity since commencement of the Fund's operations. He is also the portfolio manager of the Trust's other Series.

For its services, the Adviser receives a monthly fee, calculated daily, payable at an annual rate of 1.00% of the first $100 million of average daily net assets of the Fund, and 0.75% of average daily net assets exceeding that amount. The advisory fee is higher than fees paid by most other investment companies to their investment advisers. The Adviser reduces its advisory fees on a dollar for dollar basis to the extent Distributors receives (i) dealer reallowances on purchases by the Fund of shares of open-end funds that are sold with a sales load and (ii) Rule 12b-1 fees received from underlying open-end funds.

The Adviser places orders for the purchase and sale of portfolio investments for the Fund's account with brokers or dealers, selected by it in its discretion, including Distributors. With respect to purchases of Load Fund Shares, the Adviser will direct, to the extent possible, substantially all of the Fund's orders to Distributors. Where Distributors acts as the dealer with respect to the purchases of Load Fund Shares, it will retain dealer reallowances on those purchases up to a maximum of 1% of the public offering price of the shares. Distributors may not be designated as the dealer on any sales where such reallowance exceeds 1% of the public offering price. If Distributors is unable to act as dealer with respect to a particular transaction, the Adviser will direct such order to another broker-dealer. Factors in the selection of such a broker-dealer include the receipt of research, analysis and advice and similar services and the sale of Fund shares by such broker-dealer.

Distributors also may assist in the execution of the Fund's portfolio transactions to purchase open-end fund shares for which it may receive distribution payments from the funds or their underwriters in accordance with the distribution plans of those funds. In providing execution assistance, Distributors receives orders from the Adviser, places them with the fund's distributor, transfer agent or other person as appropriate, confirms the trade, price and number of shares purchased, assures prompt payment by the Fund and proper completion of the order.


                             PURCHASE OF FUND SHARES


DISTRIBUTION ARRANGEMENTS

Yorktown Distributors, Inc., whose address is 2303 Yorktown Avenue, Lynchburg, Virginia 24501, is the distributor of shares of the Fund. Distributors is an affiliate of the Adviser and is controlled by David D. Basten.

Under a plan of distribution ("Plan") adopted by the Trust's Board of Trustees and approved by the Fund's shareholders pursuant to Rule 12b-1 under the 1940 Act, the Fund pays Distributors, as compensation for Distributors' distribution activities with respect to the Fund, a monthly fee at the annual rate of 0.75% of the average daily net assets of the Fund. In addition, the Fund pays Distributors, as compensation for Distributors' service activities with respect to the Fund and its shareholders, a monthly fee at the annual rate of 0.25% of the average daily net assets of the Fund. Distributors may also receive dealer reallowances (up to a maximum of 1% of the public offering price) on purchases by the Fund of shares of underlying funds that are sold with a front-end sales load.

As distributor of Fund shares, Distributors may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Fund's shares or the servicing and maintenance of shareholder accounts, including compensation to employees of Distributors; compensation to and expenses, including overhead and telephone and other communication expenses, of Distributors and selected dealers who engage in or support the distribution of shares or who service shareholder accounts; the costs of printing and distributing prospectuses, statements of additional information, and reports for other than existing shareholders; the costs of preparing, printing and distributing sales literature and advertising materials; and internal costs incurred by Distributors and allocated by Distributors to its efforts to distribute shares of the Fund such as office rent, employee salaries, employee bonuses and other overhead expenses.

During the period it is in effect, the Plan obligates the Fund to pay fees to Distributors as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. Thus, even if Distributors' expenses exceed its fees, the Fund will not be obligated to pay more than those fees and, if Distributors' expenses are less than such fees, it will retain the full fee and realize a profit.

Distributors may also pay certain banks, fiduciaries, custodians for public funds, investment advisers and broker-dealers a fee for administrative services in connection with the distribution of Fund shares. Such fees would be based on the average net asset value represented by shares of the administrators' customers invested in the Fund. This fee is in addition to any commissions these entities may receive from Distributors out of the fees it receives pursuant to the Plan, and, if paid, will be reimbursed by the Adviser and not the Fund.

Distributors also may provide additional incentives to brokers that sell shares of the Fund. In some instances, these incentives may be offered only to certain brokers that have sold or may sell significant amounts of shares. Such incentives may include permitting brokers to be named the dealer of record on underlying fund shares purchased by the Fund, with the result that those brokers could receive trail commissions from the underwriters of those underlying funds. These commissions could be paid as long as the Fund held the underlying fund shares in its portfolio and the underwriters continued to pay the trail commissions. If these commissions were not paid to those brokers, then the commissions could be paid to Distributors and could thereby reduce the fees paid by the Fund to the Adviser for advisory services. See "Management of the Fund".

Applicable banking laws prohibit certain deposit-taking institutions from underwriting or distributing securities. There is currently no precedent prohibiting banks from performing administrative services in connection with the distribution of Fund shares. If a bank were prohibited from performing such administrative services, its shareholder clients would be permitted to remain shareholders of the Fund and alternate means of servicing such shareholder would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

HOW SHARES MAY BE PURCHASED

Application forms for the purchase of Fund shares can be obtained from Distributors or from a broker-dealer that has entered into an agreement with Distributors. The Fund's minimum initial investment is $500, and the minimum for additional investments is $100. An exception to these minimums is granted for investments made pursuant to special plans or if approved by Distributors. All orders are executed at the net asset value per share next computed after receipt and acceptance of the order by Fund Services, Inc., the Fund's transfer agent. The Fund does not impose a front-end sales load when Fund shares are purchased; however, a broker-dealer may charge its client a fee for selling Fund shares. The Trust and Distributors reserve the right to reject any purchase order.

When shares of the Fund are initially purchased, an account is automatically established for the shareholder. Any shares of the Fund subsequently purchased or received as a distribution are credited directly to the shareholder account. No share certificates are issued unless specifically requested in writing to the Trust. Certificates are issued in full shares only. In addition, no certificates are issued for shares purchased by check until 15 business days have elapsed, unless the Trust is reasonably assured that payment for the shares has been collected. There is no charge for certificate issuance.

SYSTEMATIC INVESTMENT PLAN

Shareholders may purchase Fund shares through a Systematic Investment Plan. Under the Plan, Fund Services, Inc., at regular intervals, will automatically debit a shareholder's bank checking account monthly or quarterly in an amount of $100 or more (subject to the $500 minimum initial investment), as specified by the shareholder. The purchase of Fund shares will be effected at their offering price at the close of normal trading on the NYSE on or about the 15th day of the month. To obtain an application for the Systematic Investment Plan, write to Distributors at the address shown on the back cover of this Prospectus.

EXCHANGE PRIVILEGES

Shares of the Fund may be exchanged for shares of the Trust's Series listed below without an exchange fee. The Trust's Series with which exchanges may be made are:

         Capital Income Fund, which seeks primarily high current income and secondarily growth of capital and income. Like the Fund, the Capital Income Fund seeks to achieve its investment objectives by investing in shares of underlying funds.

         T-1 Treasury Trust, which seeks current income while limiting credit risk. The T-1 Treasury Trust seeks to achieve its objective by investing in U.S. Treasury securities with remaining maturities of one year or less.

Shareholders must place exchange orders in writing with the transfer agent, Fund Services, Inc., at P.O. Box 26305, Richmond, Virginia 23260. Telephone exchanges are not available. All permitted exchanges will be effected based on the net asset value per share of each Fund that is next computed after receipt by the transfer agent of the exchange request in "good order".

An exchange request is considered in "good order" only if:

         1. The dollar amount or number of shares to be purchased is indicated.

         2. The written request is signed by the registered owner and by any co-owner of the account in exactly the same name or names used in establishing the account.

         3. Where share certificates have been issued, the written request is accompanied by the certificates for shares to be redeemed, properly endorsed in form for transfer, and either the share certificates or separate instructions of assignment (stock powers) signed by each registered owner and co-owner exactly as the shares are registered.

         4. The signatures on any share certificates (or on accompanying stock powers) are guaranteed by a member of the Securities Transfer Agents Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York Stock Exchange, Inc.'s. Medallion Signature Program ("MSP"). Signature guarantees from a notary public are not acceptable.

Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the stockholder of record making the exchange request. In addition, exchanges are only available in states where they may legally be made.

The exchange privilege may be modified or terminated at any time upon 60 days' written notice to shareholders. Before making any exchange, shareholders should contact Distributors or their broker to obtain more information about exchanges and prospectuses of the Trust's Series to be acquired through the exchange. For tax purposes, an exchange is treated as a redemption and a subsequent purchase. Any capital gains or losses on the shares exchanged should be reported for tax purposes. The price of the acquired shares is the new cost basis for income tax purposes.

DETERMINING NET ASSET VALUE

The net asset value of the Fund's shares is determined as of the close of normal trading (currently 4:00 p.m. eastern time) on the NYSE each day that the NYSE is open for business. The net asset value per share is computed by dividing the value of the Fund's securities plus any cash and other assets (including dividends accrued but not yet collected) minus all liabilities (including accrued expenses) by the total number of Fund shares outstanding.

The Fund's assets consist primarily of shares of open-end and closed-end funds. Shares of open-end funds are valued at their respective net asset values under the 1940 Act. An open-end fund values securities in its portfolio for which market quotations are readily available at their current market value (generally the last reported sales price) and all other securities and assets at fair value pursuant to methods established in good faith by the board of directors/trustees of the underlying fund. Money market funds with portfolio securities that mature in 397 days or less may use the amortized cost or penny-rounding methods to value their securities. Shares of closed-end funds that are listed on U.S. exchanges are valued at the last sales price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Shares of closed-end funds listed on Nasdaq are valued at the last trade price on Nasdaq at 4:00 p.m., eastern time; shares traded in the OTC market are valued at the last bid price available prior to valuation.

Other Fund assets are valued at current market value or, where unavailable, at fair value as determined in good faith by or under the direction of the Board of Trustees. Securities having 60 days or less remaining to maturity are valued at their amortized cost.


                            REDEMPTION OF FUND SHARES


HOW SHARES MAY BE REDEEMED

Fund shares may be redeemed by mailing redemption requests to the Fund's transfer agent, Fund Services, Inc., at P.O. Box 26305, Richmond, Virginia 23260. Upon receipt at the offices of Fund Services, Inc. of a redemption request in "good order", as described in "Exchange Privileges" above, the shares will be redeemed at the net asset value per share computed at the close of normal trading on the NYSE on that day. Redemption requests received after the close of normal trading will be executed at the net asset value per share next computed. The signature(s) on all redemption requests of $10,000 or more must be guaranteed as described above.

Redemption proceeds will be forwarded by check within five days of the receipt of a redemption request. If the shares to be redeemed were paid for by check, then to allow clearance the redemption proceeds may be delayed for up to 15 days after the purchase date. The redemption proceeds may be more or less than the original cost.

Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the stockholder of record making the redemption request. If there is a question concerning the redemption of Fund shares, contact Distributors, your broker or Fund Services, Inc.

Because of the high cost of maintaining small accounts, the Trust reserves the right to redeem shareholder accounts of less than $100 net asset value resulting from redemptions or exchanges. If the Trust elects to redeem such shares, it will notify the shareholder of its intention to do so and provide the shareholder with the opportunity to increase the amount invested to $100 or more within 30 days of notice.

SYSTEMATIC WITHDRAWAL PLAN

An investor who has made an initial investment of at least $10,000 in the Fund or otherwise has accumulated shares valued at no less than $10,000 is eligible for a Systematic Withdrawal Plan. If so eligible, the investor may arrange for fixed withdrawal payments (minimum payment -- $100; maximum payment -- 1% per month or 3% per quarter of the total net asset value of the Fund shares in the shareholder account at inception of the Systematic Withdrawal Plan) at regular monthly or quarterly intervals. Withdrawal payments are made to the investor or to the beneficiaries designated by him. An investor is not eligible for a Systematic Withdrawal Plan if he is making regular purchase payments pursuant to the Systematic Investment Plan described above.


                    DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES


DIVIDENDS AND OTHER DISTRIBUTIONS

Dividends from the Fund's net investment income, if any, are distributed at least annually. Any net capital gain (the excess of net long-term capital gain over net short-term capital loss) realized from the sale of shares of underlying funds and other portfolio securities also is distributed at least annually. Unless the Trust receives instructions to the contrary from a shareholder before the record date, it will be assumed that the shareholder wishes to receive both dividends and capital gain distributions in additional Fund shares. Instructions continue in effect until the Trust is notified in writing that a change is desired. All reinvested dividends and capital gain distributions are reinvested in additional Fund shares on the payment date at those shares' net asset value on that day. Account statements are mailed to shareholders evidencing each reinvestment. If the Trust has received instructions that a shareholder wishes to receive dividends and capital gain distributions in cash, and the U.S. Postal Service cannot deliver a check representing the payment thereof, or if any such check remains uncashed for six months, the check(s) will be reinvested in Fund shares at the then current net asset value per share of the Fund and the shareholder's election will be changed so that future distributions will be received in additional Fund shares.

TAXATION OF THE FUND

The Fund is treated as a separate corporation for federal income tax purposes and intends to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), so that it will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of net investment income and net short-term capital gain) and net capital gain that is distributed to its shareholders. To the extent, however, that the Fund does not distribute to its shareholders by the end of any calendar year substantially all of its ordinary income for that year and substantially all of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts, a 4% excise tax will imposed on the Fund.

TAXATION OF UNDERLYING FUNDS

The Fund intends only to invest in underlying funds that intend to quality for treatment as RICs under the Code. If an underlying fund fails to qualify as a RIC it may be subject to federal income tax. No assurance can be given, however, that an underlying fund will qualify as a RIC.

TAXATION OF SHAREHOLDERS

Dividends from the Fund's investment company taxable income are taxable to its shareholders, other than tax-exempt entities (including individual retirement accounts and qualified retirement plans), as ordinary income, whether received in cash or reinvested in additional Fund shares, to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gain, when designated as such, are taxable to those shareholders as long-term capital gains, whether received in cash or reinvested in additional Fund shares and regardless of the length of time the shares have been held. Under the Taxpayer Relief Act of 1997 ("Act"), different maximum tax rates apply to net capital gain depending on the taxpayer's holding period and marginal rate of federal income tax -- generally, 28% for gain on capital assets held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) on capital assets held for more than 18 months. The Act, however, does not address the application of these rules to distributions by RICs, including whether a RIC's holding period can be "passed through" to its shareholders. Instead, the Act authorizes the issuance of regulations to do so. Accordingly, shareholders should consult their tax advisers as to the effect of the Act on distributions by the Fund to them of net capital gain.

If the Fund realizes gain from the disposition of shares of any underlying fund held by the Fund as capital assets for more than one year, or if the Fund receives a distribution from any underlying fund that is designated as a capital gain distribution, the amount of that gain or distribution, respectively, is included in any capital gain distribution made by the Fund to its shareholders. Any other gain on disposition of shares of an underlying fund and any other distribution received therefrom is included in the Fund's investment company taxable income.

The Fund advises its shareholders of the tax status of distributions following the end of each calendar year. The Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding.

A redemption of Fund shares will result in taxable gain or loss to the redeeming shareholder, depending upon whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares. Similar tax consequences will result upon an exchange of shares of the Fund for shares of another Series. Capital gain on the redemption or exchange of Fund shares held for more than one year will be long-term capital gain, in which event it will be subject to federal income tax at the rates indicated above. If a shareholder purchases Fund shares within thirty days after redeeming other Fund shares at a loss, all or a part of that loss will not be deductible and instead will increase the basis of the newly purchased shares.

The foregoing is only a summary of some of the important federal tax considerations generally affecting the Fund and its shareholders; see the Statement of Additional Information for a further discussion. Because other federal, state or local tax considerations may apply, investors are urged to consult their tax advisers.


QUALIFIED RETIREMENT PLANS

An investment in shares of the Fund may be appropriate for individual retirement accounts (including "education individual retirement accounts" and "Roth IRAs," both available to certain taxpayers beginning in 1998), tax deferred annuity plans under section 403(b) of the Code, self-employed individual retirement plans (commonly referred to as "Keogh plans"), simplified employee pension plans and other qualified retirement plans (including section 401(k) plans). Capital gain distributions and dividends received on Fund shares held by any of these accounts or plans are automatically reinvested in additional Fund shares, and taxation thereof is deferred until distributed by the account or plan. Investors who are considering establishing such an account or plan may wish to consult their attorneys or other tax advisers with respect to individual tax questions. The option of investing in these accounts or plans through regular payroll deductions may be arranged with Distributors and the employer.

                             PERFORMANCE INFORMATION

From time to time, quotations of the Fund's average annual total return ("Standardized Return") may be included in advertisements, sales literature or shareholder reports. Standardized Return shows percentage rates reflecting the average annual change in the value of an assumed initial investment of $1,000, assuming the investment has been held for periods of one year, five years and ten years as of a stated ending date. If a five and/or ten-year period has not yet elapsed, data will be provided as of the end of a period corresponding to the life of the Fund. Standardized Return assumes that all dividends and capital gain distributions were reinvested in shares of the Fund.

In addition, other total return performance data ("Non-Standardized Return") regarding the Fund may be included in advertisements, sales literature or shareholder reports. Non-Standardized Return shows a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); and it assumes reinvestment of all dividends and capital gain distributions. Non-Standardized Return may be quoted for the same or different periods as those for which Standardized Return is quoted. Non-Standardized Return may consist of cumulative total returns, average annual total returns, year-by-year rates or any combination thereof. Cumulative total return represents the cumulative change in value of an investment in the Fund for various periods. Average annual total return refers to the annual compound rate of return of an investment in the Fund. The total return of the Fund is increased to the extent that the Adviser has waived all or a portion of its advisory fee or reimbursed all or a portion of the Fund's expenses. Total return figures are based on historical performance of the Fund, show the performance of a hypothetical investment and are not intended to indicate future performance. Additional information about the Fund's performance is contained in the Statement of Additional Information and the Fund's annual report to shareholders, each of which may be obtained the Fund's annual report to shareholders, each of which may be obtained without charge by contacting the Trust at the address or telephone numbers on the cover of this Prospectus.


                                   FUND SHARES


The Trust was organized as a Massachusetts business trust in January 1985 under the name American Pension Investors Trust and is registered with the SEC under the 1940 Act as an open-end management investment company. The Trust currently consists of seven separate Series: the Growth Fund, the T-1 Treasury Trust, the Capital Income Fund, the Yorktown Classic Value Trust, the Yorktown Value Income Trust, the Treasuries Trust and the Multiple Index Trust. The Board of Trustees may elect to add additional Series in the future, although it has no present plan to do so. This Prospectus relates only to shares of the Growth Fund.

The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value of separate Series. Shares of beneficial interest of the Fund, when issued, are fully paid, nonassessable, fully transferable, redeemable at the option of the shareholder and have equal dividend and liquidation rights and noncumulative voting rights. The shares of each Series of the Trust will be voted separately except when an aggregate vote of all Series is required by the 1940 Act.

The Trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholders' meeting for the election of trustees. Under the 1940 Act, shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a trustee by vote cast in person or by proxy at a meeting called for that purpose. The trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Trust's outstanding shares.


                CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

MainStreet Trust Company, 1 Ellsworth Street, Martinsville, Virginia 24112, serves as the Fund's custodian. Fund Services, Inc., 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229, is the Fund's transfer and dividend disbursing agent.

                               GENERAL INFORMATION

Fund shareholders are kept informed through semi-annual and annual reports. Any inquiries should be directed in writing to the Trust at P.O. Box 2529, 2303 Yorktown Avenue, Lynchburg, Virginia 24501. Shareholders may direct general telephone inquiries to the Trust at the numbers listed on the back cover of this Prospectus. Telephone inquiries regarding shareholder account information should be directed to the Fund's transfer agent at the number listed on the back cover of this Prospectus.

                                    APPENDIX



              FOREIGN SECURITIES AND FOREIGN CURRENCY TRANSACTIONS

FOREIGN SECURITIES

An underlying fund may invest up to 100% of its assets in securities of foreign issuers. Investments in foreign securities involve risks relating to political and economic developments abroad as well as those that may result from the differences between the regulation to which U.S. issuers are subject and that applicable to foreign issuers. These risks may include expropriation, confiscatory taxation, withholding taxes on dividends and interest, limitations on the use or transfer of an underlying fund's assets and political or social instability or diplomatic developments. These risks often are heightened to the extent an underlying fund invests in issuers located in emerging markets or a limited number of countries.

Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Moreover, the underlying funds generally calculate their net asset values and complete orders to purchase, exchange or redeem shares only on days when the NYSE is open. However, foreign securities in which the underlying funds may invest may be listed primarily on foreign stock exchanges that may trade on other days (such as U.S. holidays and weekends). As a result, the net asset value of an underlying fund's portfolio may be significantly affected by such trading on days when the Adviser does not have access to the underlying funds and shareholders do not have access to the Fund.

Additionally, because foreign securities ordinarily are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect an underlying fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and capital gain, if any, to be distributed to shareholders by the underlying fund. If the value of a foreign currency rises against the U.S. dollar, the value of the underlying fund's assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of the underlying fund's assets denominated in that currency will decrease. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other economic and political conditions. The costs attributable to foreign investing that an underlying fund must bear frequently are higher than those attributable to domestic investing. For example, the costs of maintaining custody of foreign securities exceed custodian costs related to domestic securities.

FOREIGN CURRENCY TRANSACTIONS

In connection with its portfolio transactions in securities traded in a foreign currency, an underlying fund may enter into forward contracts to purchase or sell an agreed upon amount of a specific currency at a future date that may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Under such an arrangement, concurrently with the entry into a contract to acquire a foreign security for a specified amount of currency, the fund would purchase with U.S. dollars the required amount of foreign currency for delivery at the settlement date of the purchase; the fund would enter into similar forward currency transactions in connection with the sale of foreign securities. The effect of such transactions would be to fix a U.S. dollar price for the security to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received, the normal range of which is three to fourteen days. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although such contracts tend to minimize the risk of loss due to a decline in the value of the subject currency, they tend to limit commensurately any potential gain that might result should the value of such currency increase during the contract period.

EXECUTIVE OFFICES
         American Pension Investors Trust
         P.O. Box 2529
         2303 Yorktown Avenue
         Lynchburg, Virginia 24501
         (800) 544-6060

INVESTMENT ADVISER
         Yorktown Management & Research Company, Inc.
         P.O. Box 2529
         2303 Yorktown Avenue
         Lynchburg, Virginia 24501
         (800) 544-6060

DISTRIBUTOR
         Yorktown Distributors, Inc.
         P.O. Box 2529
         2303 Yorktown Avenue
         Lynchburg, Virginia 24501
         (800) 544-6060

TRANSFER AND DIVIDEND DISBURSING AGENT
         Fund Services, Inc.
         P.O. Box 26305
         Richmond, Virginia 23260
         (800) 628-4077

CUSTODIAN
         MainStreet Trust Company
         P.O. Box 4751
         Martinsville, Virginia 24115

INDEPENDENT AUDITORS
         Coopers & Lybrand L.L.P.
         250 West Pratt Street
         Baltimore, Maryland 21201

No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information and representations must not be relied upon as having been authorized by the Trust or its distributor. This Prospectus does not constitute an offering by the Trust or its distributor in any jurisdiction to any person to whom such offering may not lawfully be made.

                          API TRUST CAPITAL INCOME FUND
                                 P. O. Box 2529
                              2303 Yorktown Avenue
                            Lynchburg, Virginia 24501
                                 (804) 846-1361
                                 (800) 544-6060

API Trust ("Trust") is an open-end, management investment company that currently consists of seven separate series ("Series"). This Prospectus relates only to shares of the Capital Income Fund ("Fund"), a diversified series of the Trust. The Fund's primary investment objective is to seek to achieve high current income. The Fund's secondary objective is growth of capital and income. The Fund seeks to achieve its objectives by investing in shares of open-end and closed-end investment companies. No assurance can be given that the Fund will achieve its investment objectives.

Shares of the Fund are offered through Yorktown Distributors, Inc. ("Distributors"). The Fund's minimum initial investment is $500; subsequent investments must be at least $100. The Fund pays expenses related to the distribution of its shares. In addition, the Fund may invest in shares of funds that charge sales loads and/or pay their own distribution expenses.

This Prospectus sets forth concisely the information about the Trust and the Fund that a prospective investor should know before investing. It should be read and retained for future reference. A Statement of Additional Information, dated October 1, 1997, has been filed with the Securities and Exchange Commission and, as amended from time to time, is incorporated by reference herein. It is available, at no charge, by contacting the Trust at the address or telephone numbers provided above.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.


    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
           AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE
                     COMMISSION PASSED UPON THE ACCURACY OR
                 ADEQUACY OF THIS PROSPECTUS, ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.








                    This Prospectus is dated October 1, 1997.

                                TABLE OF CONTENTS


      TOPIC                                                       PAGE
      -----                                                       ----

TABLE OF FUND EXPENSES..............................................4

FINANCIAL HIGHLIGHTS................................................5

GENERAL.............................................................6

INVESTMENT OBJECTIVES AND POLICIES..................................6

OTHER INVESTMENT POLICIES...........................................8
  Selection of Underlying Funds.....................................8
  Temporary Investments.............................................8
  Borrowing and Other Policies......................................8
  Portfolio Turnover................................................8

RISKS AND OTHER CONSIDERATIONS......................................9
  General...........................................................9
  Open-End Funds....................................................9
  Closed-End Funds.................................................10

MANAGEMENT OF THE FUND.............................................11

PURCHASE OF FUND SHARES............................................12
  Distribution Arrangements........................................12
  How Shares May Be Purchased......................................13
  Systematic Investment Plan.......................................13
  Exchange Privileges..............................................13
  Determining Net Asset Value......................................14

REDEMPTION OF FUND SHARES..........................................14
  How Shares May Be Redeemed.......................................14
  Systematic Withdrawal Plan.......................................15

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES...........................15
  Dividends and Other Distributions................................15
  Taxation of the Fund.............................................15
  Taxation of Underlying Funds.....................................16
  Taxation of Shareholders.........................................16
  Qualified Retirement Plans.......................................17

PERFORMANCE INFORMATION............................................17

FUND SHARES........................................................17

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT..................18

GENERAL INFORMATION................................................18

APPENDIX...........................................................19

                             TABLE OF FUND EXPENSES


The following tables are intended to assist investors in understanding the expenses associated with investing in the Fund.

SHAREHOLDER TRANSACTION EXPENSES
Sales load imposed on purchases...........................       None
Redemption fees...........................................       None
Sales load imposed on reinvested dividends................       None
Exchange fees.............................................       None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)(1)
Management Fees (after waivers)(2)........................      0.00%
12b-1 Fees................................................      0.50%
Other Expenses............................................      1.27%
                                                                -----

Total Fund Operating Expenses (after waivers)(2)..........      1.77%


      (1) "Annual Fund Operating Expenses" are based on operating expenses incurred by the Fund for the fiscal year ended May 31, 1997. Long-term shareholders may pay more in 12b-1 fees over time as a percentage of their initial investment than the amount of the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc. ("NASD").

      (2) The Fund's investment adviser, Yorktown Management & Research Company, Inc. (the "Adviser") waives its advisory fees in an amount equal to the amount Distributors (an affiliate of the Adviser) retains with respect to dealer reallowances resulting from the Fund's purchase of load fund shares and Rule 12b-1 fees received from open-end investment companies. If the Fund's investment advisory fees had not been waived during the fiscal year ended May 31, 1997, the Fund's Management Fees and Total Fund Operating Expenses would have been 0.60% and 2.38%, respectively. See "Management of the Fund" for additional information. An investor in the Fund will bear not only his proportionate share of the expenses of the Fund but also indirectly similar expenses of the underlying funds.

EXAMPLE -- A shareholder would pay the following expenses on a $1,000 investment assuming (1) a 5% annual return and (2) redemption at the end of each period.

            After 1 year......        $18
            After 3 years.....          56
            After 5 years.....          97
            After 10 years....        210


The Example assumes that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. The 5% annual return assumed in the Example is required by regulations of the Securities and Exchange Commission ("SEC") and is not a predication of, and does not represent, the projected or actual performance of Fund shares. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES OF THE FUND MAY BE GREATER OR LESS THAN THOSE SHOWN.

                             FINANCIAL HIGHLIGHTS


The table below provides financial highlights for one share of the Fund for the periods shown. This information is supplemented by the financial statements and accompanying notes appearing on the Statement of Additional Information. The financial statements and notes have been audited by Coopers & Lybrand L.L.P., independent certified public accountants, whose report thereon is also included in the Statement of Additional Information. The financial highlights appearing below were derived from financial statements audited by Coopers & Lybrand L.L.P. On February 22, 1991, the Fund adopted a strategy of using multiple investment styles by investing primarily in the shares of other registered investment companies.


                                                                  FOR THE YEAR/PERIOD ENDED MAY 31,
                                     ---------------------------------------------------------------------------------------
                                      1997   1996     1995     1994     1993     1992     1991     1990     1989     1988(1)
                                      ----   ----     ----     ----     ----     ----     ----     ----     ----     ----

FOR A SHARE OUTSTANDING
   THROUGHOUT EACH YEAR/PERIOD:
Net asset value, beginning of
   year/period.......                $17.57  $17.21   $16.34   $16.06   $14.69   $13.66   $12.78   $13.40   $13.19   $13.64
                                     ------  ------   ------   ------   ------   ------   ------   ------   ------   ------
Income from investment operations:
   Net investment income (loss)....    0.32    0.34     0.35    (0.01)   (0.06)   (0.13)    0.19     0.52     0.55    (0.02)

   Net realized and unrealized gain
     (loss) on investments.........    3.49    2.57     1.64     0.78     1.43     1.16     0.99    (0.57)    0.06    (0.43)
                                     ------  ------   ------   ------   ------   ------   ------   ------   ------   ------
     Total income (loss) from
       investment operations.......    3.81    2.91     1.99     0.77     1.37     1.03     1.18    (0.05)    0.61    (0.45)
                                     ------  ------   ------   ------   ------   ------   ------   ------   ------   ------
Distributions:
   From net investment income......   (0.48)  (0.28)   (0.36)                              (0.27)   (0.57)   (0.40)

   In excess of net investment
       income......................                                                        (0.03)

   From  net realized gain on
       security transactions.......   (0.98)  (2.27)   (0.76)   (0.49)
                                     ------  ------   ------   ------                     ------   ------   ------
       Total distributions.........   (1.46)  (2.55)   (1.12)   (0.49)                     (0.30)   (0.57)   (0.40)
                                     ------  ------   ------   ------                     ------   ------   ------
         Net asset value, end of
           year/period.............  $19.92  $17.57   $17.21   $16.34   $16.06   $14.69   $13.66   $12.78   $13.40   $13.19
                                     ======  ======   ======   ======   ======   ======   ======   ======   ======   ======
Total return.......................   22.43%  17.65%   13.08%    4.79%    9.33%    7.51%    9.63%   (0.41)%   4.65%  (24.58)%(2)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year/period
       (000's omitted).............  $8,098  $4,417   $3,031   $2,964   $2,603   $1,828   $1,670   $2,584   $1,822   $  251
   Ratio of expenses to average
       net assets(3)...............    1.77%   2.22%    2.05%    2.12%    2.77%    3.47%    3.83%    2.92%    3.73%   11.34%(2)
   Ratio of net investment
       income (loss) to average
       net assets .................    1.84%   1.43%    0.75%   (0.06)%  (0.82)   (0.98)%   1.54%    4.46%    4.69%   (2.14)%(2)
   Portfolio turnover rate.........      67%     40%      65%       17%     29%       55%    120%     110%      68%     ----

------------------------
(1)   Commencement of operations was April 13, 1988.
(2)   Annualized.

(3)   Without fees waived/reimbursed by the investment adviser and distributor,  the ratio of expenses to average net assets would have been 2.38%, 2.82%, 2.65%, 2.72%, 3.37%, 4.07%, 4.43%, 3.53%, 4.38% and 14.77%, respectively.


                                   GENERAL

The Fund seeks to achieve its investment objectives by investing in shares of open-end and closed-end investment companies (the "underlying funds"). Normally, the Fund will invest in approximately ten to fifty underlying funds, although it may invest up to 25% of its total assets in any one underlying fund. All of the Trust's Series that invest in underlying funds may invest in shares of the same underlying fund; however, the percentage of each Series' assets so invested may vary and the Series and their affiliates may not hold more than 3% of an underlying fund's shares. If the Fund holds more than 1% of the shares of an open-end fund, that fund will be obligated to redeem only 1% of those shares during any period of less than 30 days. Any shares of an open-end fund held by the Fund in excess of 1% of the open-end fund's outstanding shares, therefore, will be considered not readily marketable securities that, together with other such securities, may not exceed 10% of the Fund's net assets. The Fund may not purchase shares of investment companies that are not registered with the SEC.

                      INVESTMENT OBJECTIVES AND POLICIES


The Fund's primary investment objective is to seek to achieve high current income. The Fund's secondary objective is growth of capital and income. The Fund seeks to achieve its objectives by investing at least 65% of its total assets in shares of underlying funds that seek to achieve an objective of high current income by investing in income-producing equity securities, including dividend-paying common stocks and convertible securities, long- or short-term bonds and other fixed-income securities (such as U.S. Government securities, commercial paper and preferred stock). Under normal conditions, the Fund invests between 25% and 75% of its total assets in global funds (which invest in foreign and U.S. securities) and international funds (which invest in foreign securities). Such funds may be subject to risks due to their investment in foreign securities. See the Appendix. All investments involve risks, and there is no assurance that the investment objectives of the Fund will be achieved.

Unlike most fixed-income securities, the amount of dividends, if any, paid on common stock is not fixed and the holders of equity securities are not entitled to be paid a fixed amount of principal. Equity securities may have greater potential for capital appreciation than fixed-income securities, but carry a correspondingly greater risk of capital loss. Additionally, convertible securities may offer higher income than the common stocks into which they are convertible. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they may reflect changes in value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock because they rank senior to common stock.

The market value of fixed-income securities is affected by changes in interest rates. If interest rates fall, the market value of fixed-income securities tends to rise; if interest rates rise, the value of fixed-income securities tends to fall. Moreover, the longer the remaining maturity of a fixed-income security, the greater the effect of interest rate changes on the market value of the security. This market risk affects all fixed-income securities, but U.S. Government securities are generally subject to less market risk.

The Fund may invest in underlying funds that invest only in debt securities rated at least investment grade (BBB and above/Baa and above) by Standard & Poor's Ratings Services ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or in underlying funds that invest in debt securities that are rated below investment grade by S&P or Moody's. Investment grade debt securities are those that at the time of purchase have been assigned one of the four highest ratings by S&P or Moody's or, if unrated, are determined by the underlying fund's investment adviser to be of comparable quality. This includes debt securities rated BBB by S&P or Baa by Moody's. Moody's considers securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is the case for higher grade debt securities. Debt securities rated below investment grade (commonly referred to as "junk bonds"), which include debt securities rated BB, B, CCC and CC by S&P and Ba, B, Caa, Ca and C by Moody's, are deemed by these agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. Debt securities rated lower than B may include securities that are in default or face the risk of default with respect to principal or interest.

Ratings of debt securities represent the rating agencies' opinion regarding their quality and are not a guarantee of quality. Subsequent to its purchase by an underlying fund, the rating of an issue of debt securities may be reduced below the minimum rating required for purchase by that fund. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. See the Statement of Additional Information for more information about S&P and Moody's ratings.

Lower rated debt securities generally offer a higher current yield than that available from higher grade issues. However, lower rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates.

Accordingly, the yield on lower rated debt securities will fluctuate over time. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. In addition, the market for lower rated securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. In the past, the prices of many lower rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holder of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. The market for lower rated debt securities may be thinner and less active than that for higher quality securities, which may limit an underlying fund's ability to sell such securities at their fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

An underlying fund may invest in zero coupon securities and payment-in-kind securities. Zero coupon securities pay no interest to holders prior to maturity and payment-in-kind securities pay interest in the form of additional securities. However, a portion of the original issue discount on the zero coupon securities, and the "interest" on payment-in-kind securities must be included in the underlying fund's income. Accordingly, to continue to qualify for tax treatment as a regulated investment company and to avoid certain excise taxes, these funds may be required to distribute as a dividend an amount that is greater than the total amount of cash they actually receive. These distributions must be made from a fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. A fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately may be reduced as a result. Zero coupon and payment-in-kind securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

The investment objectives of the Fund may not be changed without the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act of 1940 ("1940 Act"). Certain other investment limitations that apply to the Fund also may not be changed without shareholder approval, as described in the Statement of Additional Information. All other investment policies, unless otherwise indicated, may be changed by the Trust's Board of Trustees without shareholder approval.

                          OTHER INVESTMENT POLICIES


SELECTION OF UNDERLYING FUNDS

The Adviser selects underlying funds in which to invest based, in part, upon an analysis of their past performance and their investment objectives, policies and the investment style of their investment advisers. In selecting open-end funds in which to invest, the Adviser also considers, among other factors, the funds' size, cost structure, shareholder services and the reputation and stability of their investment advisers. In selecting closed-end funds in which to invest, the Adviser considers, among other factors, the factors considered for open-end companies and the funds' historical market discounts, portfolio characteristics, repurchase, tender offer, and dividend reinvestment programs, provisions for converting into an open-end fund, and quality of management. The Fund may invest in the securities of closed-end funds that, at the time of investment by the Fund, are either trading at a discount to net asset value or at a premium to net asset value.

The underlying funds in which the Fund invests may include new funds and funds with limited operating history. Underlying funds may, but need not, have the same investment objectives, policies and limitations as the Fund. For example, although the Fund will not borrow money for investment purposes, it may invest all of its assets in underlying funds that borrow money for investment purposes (i.e., engage in the speculative activity of leveraging) or invest up to 25% of its total assets in any one such underlying fund.

TEMPORARY INVESTMENTS

Pending investment, for liquidity or when the Adviser believes market conditions warrant a defensive position, the Fund may temporarily hold cash or invest all or any portion of its assets in money market mutual funds or directly in money market instruments such as (1) U.S. Government securities; (2) instruments (such as certificates of deposit, demand and time deposits and bankers' acceptances) of banks and savings associations that are insured by the Federal Deposit Insurance Corporation; (3) repurchase agreements secured by U.S. Government securities; and (4) commercial paper, including master demand notes, rated A-1 by S&P or P-1 by Moody's. To the extent the Fund invests more than $100,000 in a single bank or savings association, the investment is not protected by federal insurance. The underlying funds also may invest under similar circumstances in similar instruments.

BORROWING AND OTHER POLICIES

The Fund may temporarily borrow money from banks for extraordinary or emergency purposes, but not in excess of the lesser of 10% of its total assets (valued at cost) or 5% of its total assets (valued at market). The Fund also may invest up to 10% of its net assets in securities for which no readily available market exists and may lend securities constituting up to 5% of its net assets.

PORTFOLIO TURNOVER

The Fund's portfolio turnover rate may vary greatly from year to year and will not be a limiting factor when the Adviser deems portfolio changes appropriate. For the fiscal years ended May 31, 1997 and 1996, the Fund's portfolio turnover rates were 67% and 40%, respectively. A high portfolio turnover rate (100% or more), whether incurred by the Fund or an underlying fund, involves correspondingly greater transaction costs, which will be borne directly by the Fund or the underlying fund, and increases the potential for short-term capital gains and taxes.

                        RISKS AND OTHER CONSIDERATIONS

GENERAL

Any investment in an open-end or closed-end investment company involves risk, and, although the Fund invests in a number of underlying funds, this practice does not eliminate investment risk. Investment decisions by the investment advisers of the underlying funds are made independently of the Fund and its Adviser. Therefore, the investment adviser of one underlying fund may be purchasing securities of the same issuer whose securities are being sold by the investment adviser of another underlying fund. The result of this would be an indirect expense to the Fund without accomplishing any investment purpose.

Some of the underlying funds also could incur more risks than others. For example, they may trade their portfolios more actively (which results in higher brokerage costs), may engage in investment practices, including leverage, that entail greater risks or invest in companies whose securities and other investments are more volatile. In addition, the underlying funds in which the Fund invests may or may not have the same investment limitations as those of the Fund itself. Moreover, while the Fund has a policy of investing no more than 25% of its total assets in the securities of underlying funds that invest 25% or more of their total assets in any one industry, the Fund, through its investments in underlying funds, indirectly may invest more than 25% of its assets in any one industry. In addition, the underlying funds in which the Fund invests may have policies themselves that, among other things, permit them to invest up to 100% of their assets in securities of foreign issuers and to engage in foreign currency transactions with respect to their investments; invest in illiquid securities; invest in warrants; lend their portfolio securities; sell securities short; borrow money for investment purposes; invest 25% or more of their total assets in one industry; and enter into options, futures and forward currency contracts. The risks associated with investments in foreign securities are described in the Appendix to this Prospectus and the risks associated with these other investment policies are described in the Statement of Additional Information.

Investing in the Fund also involves certain additional expenses and certain tax consequences that would not be present in a direct investment in the underlying funds. An investor in the Fund should recognize that he may invest directly in the underlying funds and that, by investing in the underlying funds indirectly through the Fund, he will bear not only his proportionate share of the expenses of the

Fund (including operating costs and investment advisory and administrative fees) but also indirectly similar expenses of the underlying funds.

OPEN-END FUNDS

The Fund may purchase shares of open-end funds that impose a front-end sales load ("Load Fund Shares") and shares of open-end funds that do not impose a front-end sales load. However, the Fund may not invest in shares of open-end funds that are sold subject to a redemption fee of more than 1%. An open-end fund is currently permitted under the rules of the NASD to impose front-end sales loads as high as 8.5% of the public offering price (9.29% of the net amount invested); provided that it does not also impose an asset-based sales charge. The Adviser anticipates, however, investing substantially all of the Fund's assets in funds that impose no front-end sales load or impose a front-end sales load of no more than 3% of the public offering price of the shares. Fund purchases may often qualify for so-called quantity discounts whereby a lower front-end sales load is applied to purchases of, for example, $50,000 or more. Additionally, where possible, the Adviser will seek to reduce the front-end sales load imposed by purchasing shares pursuant to (i) letters of intent, permitting it to obtain reduced front-end sales loads by aggregating its intended purchases over time; (ii) rights of accumulation, permitting it to obtain reduced front-end sales loads as it purchases additional shares of an underlying fund; and (iii) rights to obtain reduced front-end sales loads by aggregating its purchases of several funds within a family of mutual funds. In addition to any front-end sales load imposed by an open-end fund, the open-end fund may be subject to annual distribution and service fees of up to 1.00% of the fund's average daily net assets.

Front-end sales loads generally are split into the dealer reallowance (which typically comprises at least 80% of the amount of the charge) and the underwriter's retention. Yorktown Distributors, Inc., the distributor of the Fund shares, generally will be designated as the dealer entitled to receive the dealer reallowance portion of the sales charge on purchases of Load Fund Shares by the Fund. However, Distributors will not retain any dealer reallowance in excess of 1% of the public offering price on any transaction, nor will it be designated as the dealer entitled to receive the dealer reallowance portion of the sales charge where such reallowance would exceed 1% of the public offering price. The Adviser has agreed to waive its advisory fees in an amount equal to amounts Distributors retains as (i) dealer reallowances resulting from the Fund's purchase of Load Fund Shares and (ii) Rule 12b-1 fees received from underlying open-end funds.

Although open-end fund shares are redeemable by the Fund upon demand to the issuer, under certain circumstances, an open-end fund may determine to make a payment for redemption of its shares to the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, the Fund may hold securities distributed by an open-end fund until the Adviser determines that it is appropriate to dispose of such securities. Such disposition generally will entail additional costs to the Fund.

CLOSED-END FUNDS

Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% and 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock
Exchange ("NYSE"), the American Stock Exchange or the Nasdaq Stock Market ("Nasdaq") or, in some cases, may be traded in other over-the-counter ("OTC") markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of equity securities in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share which is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) or borrow money for the purpose, and with the effect of, leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. The Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure. The Fund will only invest in common shares of closed-end funds and will not invest in any senior securities issued by closed-end funds.

                            MANAGEMENT OF THE FUND

The Trust's Board of Trustees has overall responsibility for the operation of the Trust. Pursuant to that responsibility, the Board has selected the Adviser to act as investment adviser and administrator for the Fund. Services provided by the Adviser include, but are not limited to, the provision of a continuous investment program for the Fund and supervision of all matters relating to the operation of the Fund. Among other things, the Adviser is responsible for making investment decisions and placing orders to buy, sell or hold particular securities, furnishing corporate officers and clerical staff and providing office space, office equipment and office services.

The Adviser has acted as the investment adviser to the Fund since it commenced operations on April 13, 1988. The Adviser, whose address is 2303 Yorktown Avenue, Lynchburg, Virginia 24501, was incorporated under the laws of the State of Maryland in 1984 and is controlled by David D. Basten. In addition, Mr. Basten currently serves as the Fund's portfolio manager and has served in that capacity since commencement of the Fund's operations. He is also the portfolio manager of the Trust's other Series.

For its services, the Adviser receives a monthly fee, calculated daily, payable at an annual rate of 0.60% of the average daily net assets of the Fund. The Adviser reduces its advisory fees on a dollar for dollar basis to the extent Distributors receives (i) dealer reallowances on purchases by the Fund of shares of open-end funds that are sold with a sales load and (ii) Rule 12b-1 fees received from underlying open-end funds.

The Adviser places orders for the purchase and sale of portfolio investments for the Fund's account with brokers or dealers, selected by it in its discretion, including Distributors. With respect to purchases of Load Fund Shares, the Adviser will direct, to the extent possible, substantially all of the Fund's orders to Distributors. Where Distributors acts as the dealer with respect to the purchases of Load Fund Shares, it will retain dealer reallowances on those purchases up to a maximum of 1% of the public offering price of the shares. Distributors may not be designated as the dealer on any sales where such reallowance exceeds 1% of the public offering price. If Distributors is unable to act as dealer with respect to a particular transaction, the Adviser will direct such order to another broker-dealer. Factors in the selection of such a broker-dealer include the receipt of research, analysis and advice and similar services and the sale of Fund shares by such broker-dealer.

Distributors also may assist in the execution of the Fund's portfolio transactions to purchase open-end fund shares for which it may receive distribution payments from the funds or their underwriter in accordance with the distribution plans of those funds. In providing execution assistance, Distributors receives orders from the Adviser, places them with the fund's distributor, transfer agent or other person as appropriate, confirms the trade, price and number of shares purchased, assures prompt payment by the Fund and proper completion of the order.

                           PURCHASE OF FUND SHARES

DISTRIBUTION ARRANGEMENTS

Yorktown Distributors, Inc., whose address is 2303 Yorktown Avenue, Lynchburg, Virginia 24501, is the distributor of shares of the Fund. Distributors is an affiliate of the Adviser and is controlled by David D.
Basten.

Under a plan of distribution ("Plan") adopted by the Trust's Board of Trustees and approved by the Fund's shareholders pursuant to Rule 12b-1 under the 1940 Act, the Fund pays Distributors, as compensation for Distributors' distribution activities with respect to the Fund, a monthly fee at the annual rate of 0.25% of the average daily net assets of the Fund. In addition, the Fund pays Distributors, as compensation for Distributors' service activities with respect to the Fund and its shareholders, a monthly fee at the annual rate of 0.25% of the average daily net assets of the Fund. Distributors may also receive dealer reallowances (up to a maximum of 1% of the public offering price) on purchases by the Fund of shares of underlying funds that are sold with a front-end sales load.

As distributor of Fund shares, Distributors may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Fund's shares or the servicing and maintenance of shareholder accounts, including compensation to employees of Distributors; compensation to and expenses, including overhead and telephone and other communication expenses, of Distributors and selected dealers who engage in or support the distribution of shares or who service shareholder accounts; the costs of printing and distributing prospectuses, statements of additional information, and reports for other than existing shareholders; the costs of preparing, printing and distributing sales literature and advertising materials; and internal costs incurred by Distributors and allocated by Distributors to its efforts to distribute shares of the Fund such as office rent, employee salaries, employee bonuses and other overhead expenses.

During the period it is in effect, the Plan obligates the Fund to pay fees to Distributors as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. Thus, even if Distributors' expenses exceed its fees, the Fund will not be obligated to pay more than those fees and, if Distributors' expenses are less than such fees, it will retain the full fee and realize a profit.

Distributors may also pay certain banks, fiduciaries, custodians for public funds, investment advisers and broker-dealers a fee for administrative services in connection with the distribution of Fund shares. Such fees would be based on the average net asset value represented by shares of the administrators' customers invested in the Fund. This fee is in addition to any commissions these entities may receive from Distributors out of the fees it receives pursuant to the Plan, and, if paid, will be reimbursed by the Adviser and not the Fund.

Distributors also may provide additional incentives to brokers that sell shares of the Fund. In some instances, these incentives may be offered only to certain brokers that have sold or may sell significant amounts of shares. Such incentives may include permitting brokers to be named the dealer of record on underlying fund shares purchased by the Fund, with the result that those brokers could receive trail commissions from the underwriters of those underlying funds. These commissions could be paid as long as the Fund held the underlying fund shares in its portfolio and the underwriters continued to pay the trail commissions. If these commissions were not paid to those brokers, then the commissions could be paid to Distributors and could thereby reduce the fees paid by the Fund to the Adviser for advisory services. See "Management of the Fund".

Applicable banking laws prohibit certain deposit-taking institutions from underwriting or distributing securities. There is currently no precedent prohibiting banks from performing administrative services in connection with the distribution of Fund shares. If a bank were prohibited from performing such administrative services, its shareholder clients would be permitted to remain shareholders of the Fund and alternate means of servicing such shareholder would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

HOW SHARES MAY BE PURCHASED

Application forms for the purchase of Fund shares can be obtained from Distributors or from a broker-dealer that has entered into an agreement with Distributors. The Fund's minimum initial investment is $500, and the minimum for additional investments is $100. An exception to these minimums is granted for investments made pursuant to special plans or if approved by Distributors. All orders are executed at the net asset value per share next computed after receipt and acceptance of the order by Fund Services, Inc., the Fund's transfer agent. The Fund does not impose a front-end sales load when Fund shares are purchased; however, a broker-dealer may charge its client a fee for selling Fund shares. The Trust and Distributors reserve the right to reject any purchase order.

When shares of the Fund are initially purchased, an account is automatically established for the shareholder. Any shares of the Fund subsequently purchased or received as a distribution are credited directly to the shareholder account. No share certificates are issued unless specifically requested in writing to the Trust. Certificates are issued in full shares only. In addition, no certificates are issued for shares purchased by check until 15 business days have elapsed, unless the Trust is reasonably assured that payment for the shares has been collected. There is no charge for certificate issuance.

SYSTEMATIC INVESTMENT PLAN

Shareholders may purchase Fund shares through a Systematic Investment Plan. Under the Plan, Fund Services, Inc., at regular intervals, will automatically debit a shareholder's bank checking account monthly or quarterly in an amount of $100 or more (subject to the $500 minimum initial investment), as specified by the shareholder. The purchase of Fund shares will be effected at their offering price at the close of normal trading on the NYSE on or about the 15th day of the month. To obtain an application for the Systematic Investment Plan, write to Distributors at the address shown on the back cover of this Prospectus.

EXCHANGE PRIVILEGES

Shares of the Fund may be exchanged for shares of any of the Trust's Series listed below without an exchange fee. The Trust's Series with which exchanges may be made are:

      Growth Fund, which seeks growth of capital. Like the Fund, the Growth Fund seeks to achieve its investment objective by investing in shares of underlying funds.

      T-1 Treasury Trust, which seeks current income while limiting credit risk. The T-1 Treasury Trust seeks to achieve its objective by investing in U.S. Treasury securities with remaining maturities of one year or less.

Shareholders must place exchange orders in writing with the transfer agent, Fund Services, Inc., at P.O. Box 26305, Richmond, Virginia 23260. Telephone exchanges are not available. All permitted exchanges will be effected based on the net asset value per share of each Fund that is next computed after receipt by the transfer agent of the exchange request in "good order".

An exchange request is considered in "good order" only if:

      1. The dollar amount or number of shares to be purchased is indicated.

      2. The written request is signed by the registered owner and by any co-owner of the account in exactly the same name or names used in establishing the account.

      3. Where share certificates have been issued, the written request is accompanied by the certificates for shares to be redeemed, properly endorsed in form for transfer, and either the share certificates or separate instructions of assignment (stock powers) signed by each registered owner and co-owner exactly as the shares are registered.

      4. The signatures on any share certificates (or on accompanying stock powers) are guaranteed by a member of the Securities Transfer Agents Medallion Program ("STAMP"), the Stock Exchanges Medallion Program ("SEMP") or the New York Stock Exchange, Inc.'s Medallion Signature Program ("MSP"). Signature guarantees from a notary public are not acceptable.

Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the stockholder of record making the exchange request. In addition, exchanges are only available in states where they may legally be made.

The exchange privilege may be modified or terminated at any time upon 60 days' written notice to shareholders. Before making any exchange, shareholders should contact Distributors or their broker to obtain more information about exchanges and prospectuses of the Trust's series to be acquired through the exchange. For tax purposes, an exchange is treated as a redemption and a subsequent purchase. Any capital gains or losses on the shares exchanged should be reported for tax purposes. The price of the acquired shares is the new cost basis for income tax purposes.

DETERMINING NET ASSET VALUE

The net asset value of the Fund's shares is determined as of the close of normal trading (currently 4:00 p.m. eastern time) on the NYSE each day that the NYSE is open for business. The net asset value per share is computed by dividing the value of the Fund's securities plus any cash and other assets (including dividends accrued but not yet collected) minus all liabilities (including accrued expenses) by the total number of Fund shares outstanding.

The Fund's assets consist primarily of shares of open-end and closed-end funds. Shares of open-end funds are valued at their respective net asset values under the 1940 Act. An open-end fund values securities in its portfolio for which market quotations are readily available at their current market value (generally the last reported sales price) and all other securities and assets at fair value pursuant to methods established in good faith by the board of directors/trustees of the underlying fund. Money market funds with portfolio securities that mature in 397 days or less may use the amortized cost or penny-rounding methods to value their securities. Shares of closed-end funds that are listed on U.S. exchanges are valued at the last sales price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Shares of closed-end funds listed on Nasdaq are valued at the last trade price on Nasdaq at 4:00 p.m., eastern time; other shares traded in the OTC market are valued at the last bid price available prior to valuation.

Other Fund assets are valued at current market value or, where unavailable, at fair value as determined in good faith by or under the direction of the Board of Trustees. Securities having 60 days or less remaining to maturity are valued at their amortized cost.

                          REDEMPTION OF FUND SHARES

HOW SHARES MAY BE REDEEMED

Fund shares may be redeemed by mailing redemption requests to the Fund's transfer agent, Fund Services, Inc., at P.O. Box 26305, Richmond, Virginia 23260. Upon receipt at the offices of Fund Services, Inc. of a redemption request in "good order", as described in "Exchange Privileges" above, the shares will be redeemed at the net asset value per share computed at the close of normal trading on the NYSE on that day. Redemption requests received after the close of normal trading will be executed at the net asset value per share next computed. The signature(s) on all redemption request of $10,000 or more must be guaranteed as described above.

Redemption proceeds will be forwarded by check within five days of the receipt of a redemption request. If the shares to be redeemed were paid for by check, then to allow clearance the redemption proceeds may be delayed for up to 15 days after the purchase date. The redemption proceeds may be more or less than the original cost.

Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the stockholder of record making the redemption request. If there is a question concerning the redemption of Fund shares, contact Distributors, your broker or Fund Services, Inc.

Because of the high cost of maintaining small accounts, the Trust reserves the right to redeem shareholder accounts of less than $100 net asset value resulting from redemptions or exchanges. If the Trust elects to redeem such shares, it will notify the shareholder of its intention to do so and provide the shareholder with the opportunity to increase the amount invested to $100 or more within 30 days of notice.

SYSTEMATIC WITHDRAWAL PLAN

An investor who has made an initial investment of at least $10,000 in the Fund or otherwise has accumulated shares valued at no less than $10,000 is eligible for a Systematic Withdrawal Plan. If so eligible, the investor may arrange for fixed withdrawal payments (minimum payment -- $100; maximum payment -- 1% per month or 3% per quarter of the total net asset value of the Fund shares in the shareholder account at inception of the Systematic Withdrawal Plan) at regular monthly or quarterly intervals. Withdrawal payments are made to the investor or to the beneficiaries designated by him. An investor is not eligible for a Systematic Withdrawal Plan if he is making regular purchase payments pursuant to the Systematic Investment Plan described above.

                   DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

DIVIDENDS AND OTHER DISTRIBUTIONS

Dividends from the Fund's net investment income, if any, are distributed at least annually. Any net capital gain (the excess of net long-term capital gain over net short-term capital loss) realized from the sale of shares of underlying funds and other portfolio securities also is distributed at least annually. Unless the Trust receives instructions to the contrary from a shareholder before the record date, it will be assumed that the shareholder wishes to receive both dividends and capital gain distributions in additional Fund shares. Instructions continue in effect until the Trust is notified in writing that a change is desired. All reinvested dividends and capital gain distributions are reinvested in additional Fund shares on the payment date at those shares' net asset value on that day. Account statements are mailed to shareholders evidencing each reinvestment. If the Trust has received instructions that a shareholder wishes to receive dividends and capital gain distributions in cash, and the U.S. Postal Service cannot deliver a check representing the payment thereof, or if any such check remains uncashed for six months, the check(s) will be reinvested in Fund shares at the then current net asset value per share of the Fund and the shareholder's election will be changed so that future distributions will be received in additional Fund shares.

TAXATION OF THE FUND

The Fund is treated as a separate corporation for federal income tax purposes and intends to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), so that it will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of net investment income and net short-term capital gain) and net capital gain that is distributed to its shareholders. To the extent, however, that the Fund does not distribute to its shareholders by the end of any calendar year substantially all of its ordinary income for that year and substantially all of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts, a 4% excise tax will imposed on the Fund.

TAXATION OF UNDERLYING FUNDS

The Fund intends only to invest in underlying funds that intend to qualify for treatment as RICs under the Code. If an underlying fund fails to qualify as a RIC it may be subject to federal income tax. No assurance can be given, however, that an underlying fund will qualify as a RIC.

TAXATION OF SHAREHOLDERS

Dividends from the Fund's investment company taxable income are taxable to its shareholders, other than tax-exempt entities (including individual retirement accounts and qualified retirement plans), as ordinary income, whether received in cash or reinvested in additional Fund shares, to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gain, when designated as such, are taxable to those shareholders as long-term capital gains, whether received in cash or reinvested in additional Fund shares and regardless of the length of time the shares have been held. Under the Taxpayer Relief Act of 1997 ("Act"), different maximum tax rates apply to net capital gain depending on the taxpayer's holding period and marginal rate of federal income tax -- generally, 28% for gain on capital assets held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) on capital assets held for more than 18 months. The Act, however, does not address the application of these rules to distributions by RICs, including whether a RIC's holding period can be "passed through" to its shareholders. Instead, the Act authorizes the issuance of regulations to do so. Accordingly, shareholders should consult their tax advisers as to the effect of the Act on distributions by the Fund to them of net capital gain.

If the Fund realizes gain from the disposition of shares of any underlying fund held by the Fund as capital assets for more than one year, or if the Fund receives a distribution from any underlying fund that is designated as a capital gain distribution, the amount of that gain or distribution, respectively, is included in any capital gain distribution made by the Fund to its shareholders. Any other gain on disposition of shares of an underlying fund and any other distribution received there from is included in the Fund's investment company taxable income.

The Fund advises its shareholders of the tax status of distributions following the end of each calendar year. The Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding also is required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding.

A redemption of Fund shares will result in taxable gain or loss to the redeeming shareholder, depending upon whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares. Similar tax consequences will result upon an exchange of shares of the Fund for shares of another Series. Capital gain on the redemption or exchange of Fund shares held for more than one year will be long-term capital gain, in which event it will be subject to federal income tax at the rates indicated above. If a shareholder purchases Fund shares within thirty days after redeeming other Fund shares at a loss, all or part of that loss will not be deductible and instead will increase the basis of the newly purchased shares.

The foregoing is only a summary of some of the important federal tax considerations generally affecting the Fund and its shareholders; see the Statement of Additional Information for a further discussion. Because other federal, state or local tax considerations may apply, investors are urged to consult their tax advisers.

QUALIFIED RETIREMENT PLANS

An investment in shares of the Fund may be appropriate for individual retirement accounts (including "education individual retirement accounts" and "Roth IRAs," both available to certain taxpayers beginning in 1998), tax deferred annuity plans under section 403(b) of the Code, self-employed individual retirement plans (commonly referred to as "Keogh plans"), simplified employee pension plans and other qualified retirement plans (including section 401(k) plans). Capital gain distributions and dividends received on Fund shares held by any of these accounts or plans are automatically reinvested in additional Fund shares, and taxation thereof is deferred until distributed by the account or plan. Investors who are considering establishing such an account or plan may wish to consult their attorneys or other tax advisers with respect to individual tax questions. The option of investing in these accounts or plans through regular payroll deductions may be arranged with Distributors and the employer.

                           PERFORMANCE INFORMATION

From time to time, quotations of the Fund's average annual total return ("Standardized Return") may be included in advertisements, sales literature or shareholder reports. Standardized Return shows percentage rates reflecting the average annual change in the value of an assumed initial investment of $1,000, assuming the investment has been held for periods of one year, five years and ten years as of a stated ending date. If a five and/or ten-year period has not yet elapsed, data will be provided as of the end of a period corresponding to the life of the Fund. Standardized Return assumes that all dividends and capital gain distributions were reinvested in shares of the Fund.

In addition, other total return performance data ("Non-Standardized Return") regarding the Fund may be included in advertisements, sales literature or shareholder reports. Non-Standardized Return shows a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); and it assumes reinvestment of all dividends and capital gain distributions. Non-Standardized Return may be quoted for the same or different periods as those for which Standardized Return is quoted. Non-Standardized Return may consist of cumulative total returns, average annual total returns, year-by-year rates or any combination thereof. Cumulative total return represents the cumulative change in value of an investment in the Fund for various periods. Average annual total return refers to the annual compound rate of return of an investment in the Fund. The total return of the Fund is increased to the extent that the Adviser has waived all or a portion of its advisory fee or reimbursed all or a portion of the Fund's expenses. Total return figures are based on historical performance of the Fund, show the performance of a hypothetical investment and are not intended to indicate future performance. Additional information about the Fund's performance is contained in the Statement of Additional Information and the Fund's annual report to shareholders, each of which may be obtained without charge by contacting the Trust at the address or telephone numbers on the cover of this Prospectus.

                                 FUND SHARES

The Trust was organized as a Massachusetts business trust in January 1985 under the name American Pension Investors Trust and is registered with the SEC under the 1940 Act as an open-end management investment company. The Trust currently consists of seven separate Series: the Capital Income Fund, the Growth Fund, the T-1 Treasury Trust, the Yorktown Classic Value Trust, the Yorktown Value Income Trust, the Treasuries Trust and the Multiple Index Trust. The Board of Trustees may elect to add additional Series in the future, although it has no present plan to do so. This Prospectus relates only to shares of the Capital Income Fund.

The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value of separate Series. Shares of beneficial interest of the Fund, when issued, are fully paid, nonassessable, fully transferable, redeemable at the option of the shareholder and have equal dividend and liquidation rights and noncumulative voting rights. The shares of each Series of the Trust will be voted separately except when an aggregate vote of all Series is required by the 1940 Act.

The Trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholders' meeting for the election of trustees. Under the 1940 Act, shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a trustee by vote cast in person or by proxy at a meeting called for that purpose. The trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Trust's outstanding shares.

              CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

MainStreet Trust Company, 1 Ellsworth Street, Martinsville, Virginia 24112, serves as the Fund's custodian. Fund Services, Inc., 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229, is the Fund's transfer and dividend disbursing agent.

                             GENERAL INFORMATION

Fund shareholders are kept informed through semi-annual and annual reports. Any inquiries should be directed in writing to the Trust at P.O. Box 2529, 2303 Yorktown Avenue, Lynchburg, Virginia 24501. Shareholders may direct general telephone inquiries to the Trust at the numbers listed on the back cover of this Prospectus. Telephone inquiries regarding shareholder account information should be directed to the Fund's transfer agent at the number listed on the back cover of this Prospectus.

                                   APPENDIX

                            FOREIGN SECURITIES AND
                        FOREIGN CURRENCY TRANSACTIONS

FOREIGN SECURITIES

An underlying fund may invest up to 100% of its assets in securities of foreign issuers. Investments in foreign securities involve risks relating to political and economic developments abroad as well as those that may result from the differences between the regulation to which U.S. issuers are subject and that applicable to foreign issuers. These risks may include expropriation, confiscatory taxation, withholding taxes on dividends and interest, limitations on the use or transfer of an underlying fund's assets and political or social instability or diplomatic developments. These risks often are heightened to the extent an underling fund invests in issuers located in emerging markets.

Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Moreover, the underlying funds generally calculate their net asset values and complete orders to purchase, exchange or redeem shares only on days when the NYSE is open. However, foreign securities in which the underlying funds may invest may be listed primarily on foreign stock exchanges that may trade on other days (such as U.S. holidays and weekends). As a result, the net asset value of an underlying fund's portfolio may be significantly affected by such trading on days when the Adviser does not have access to the underlying funds and shareholders do not have access to the Fund.

Additionally, because foreign securities ordinarily are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect an underlying fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and capital gain, if any, to be distributed to shareholders by the underlying fund. If the value of a foreign currency rises against the U.S. dollar, the value of the underlying fund's assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of the underlying fund's assets denominated in that currency will decrease. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other economic and political conditions. The costs attributable to foreign investing that an underlying fund must bear frequently are higher than those attributable to domestic investing. For example, the costs of maintaining custody of foreign securities exceed custodian costs related to domestic securities.

FOREIGN CURRENCY TRANSACTIONS

In connection with its portfolio transactions in securities traded in a foreign currency, an underlying fund may enter into forward contracts to purchase or sell an agreed upon amount of a specific currency at a future date that may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Under such an arrangement, concurrently with the entry into a contract to acquire a foreign security for a specified amount of currency, the fund would purchase with U.S. dollars the required amount of foreign currency for delivery at the settlement date of the purchase; the fund would enter into similar forward currency transactions in connection with the sale of foreign securities. The effect of such transactions would be to fix a U.S. dollar price for the security to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received, the normal range of which is three to fourteen days. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although such contracts tend to minimize the risk of loss due to a decline in the value of the subject currency, they tend to limit commensurately any potential gain that might result should the value of such currency increase during the contract period.

EXECUTIVE OFFICES
      American Pension Investors Trust
      P.O. Box 2529
      2303 Yorktown Avenue
      Lynchburg, Virginia 24501 (800) 544-6060

INVESTMENT ADVISER
      Yorktown Management & Research Company, Inc.
      P.O. Box 2529
      2303 Yorktown Avenue
      Lynchburg, Virginia 24501
      (800) 544-6060

DISTRIBUTOR
      Yorktown Distributors, Inc.
      P.O. Box 2529
      2303 Yorktown Avenue
      Lynchburg, Virginia 24501
      (800) 544-6060

TRANSFER AND DIVIDEND DISBURSING AGENT
      Fund Services, Inc.
      P.O. Box 26305
      Richmond, Virginia 23260
      (800) 628-4077

CUSTODIAN
      MainStreet Trust Company
      P.O. Box 4751
      Martinsville, Virginia 24115

INDEPENDENT AUDITORS
      Coopers & Lybrand L.L.P.
      250 West Pratt Street
      Baltimore, Maryland  21201

No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information and representations must not be relied upon as having been authorized by the Trust or its distributor. This Prospectus does not constitute an offering by the Trust or its distributor in any jurisdiction to any person to whom such offering may not lawfully be made.

                               T-1 TREASURY TRUST
                                 P. O. Box 2529
                              2303 Yorktown Avenue
                            Lynchburg, Virginia 24501
                                 (804) 846-1361
                                 (800) 544-6060

API Trust ("Trust") is an open-end, management investment company that currently consists of seven separate series ("Series"). This Prospectus relates only to shares of the T-1 Treasury Trust ("Fund"), a diversified series of the Trust. The Fund's investment objective is to seek current income while limiting credit risk. It pursues this objective by investing in U.S. Treasury securities with remaining maturities of one year or less. Although the Fund limits its investments to securities with remaining maturities of one year or less, it is not operated as a money market fund and accordingly does not seek to and will not maintain a stable net asset value. No assurance can be given that the Fund will achieve its investment objective.

Shares of the Fund are offered through Yorktown Distributors, Inc. ("Distributors"). The Fund's minimum initial investment is $500; subsequent investments must be at least $100. The Fund pays expenses related to the distribution of its shares.

This Prospectus sets forth concisely the information about the Trust and the Fund that a prospective investor should know before investing. It should be read and retained for future reference. A Statement of Additional Information, dated October 1, 1997 has been filed with the Securities and Exchange Commission and, as amended from time to time, is incorporated by reference herein. It is available, at no charge, by contacting the Trust at the address or telephone numbers provided above.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON
THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.

                  This Prospectus is dated October 1, 1997.

                                TABLE OF CONTENTS

   TOPIC                                                                  PAGE

TABLE OF FUND EXPENSES.......................................................3
FINANCIAL HIGHLIGHTS.........................................................4
INVESTMENT OBJECTIVE AND POLICIES............................................5
OTHER INFORMATION............................................................5
   Temporary Investments.....................................................5
   Borrowing and Other Policies..............................................5
   Portfolio Turnover........................................................6
MANAGEMENT OF THE FUND.......................................................6
PURCHASE OF FUND SHARES......................................................6
   Distribution Arrangements.................................................6
   How Shares May Be Purchased...............................................7
   Systematic Investment Plan................................................7
   Exchange Privileges.......................................................7
   Determining Net Asset Value...............................................8
REDEMPTION OF FUND SHARES....................................................8
   How Shares May Be Redeemed................................................8
   Systematic Withdrawal Plan................................................9
DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES.....................................9
   Dividends and Other Distributions.........................................9
   Taxation of the Fund......................................................9
   Taxation of Shareholders.................................................10
   Qualified Retirement Plans...............................................10
PERFORMANCE INFORMATION.....................................................11
FUND SHARES.................................................................11
CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT...........................12
GENERAL INFORMATION.........................................................13

                             TABLE OF FUND EXPENSES

      The following tables are intended to assist investors in understanding the expenses associated with investing in the Fund.

SHAREHOLDER TRANSACTION EXPENSES
      Sales load imposed on purchases.....................................None
      Redemption fees.....................................................None
      Sales load imposed on reinvested dividends..........................None
      Exchange fees.......................................................None

ANNUAL FUND OPERATING EXPENSES
      (as a percentage of average net assets) (1)(2)
      Management Fees (after wavers).....................................0.10%
      12b-1 Fees (after waivers).........................................0.25%
      Other Expenses (3).................................................1.14%
                                                                         -----

      Total Fund Operating Expenses (after waivers)......................1.49%

      (1) "Annual Fund Operating Expenses" are based on operating expenses incurred by the Fund for the fiscal year ended May 31, 1997. Long-term shareholders may pay more in 12b-1 fees over time as a percentage of their initial investment than the amount of the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc. ("NASD").

      (2) The Fund's distributor, Yorktown Distributors, Inc. ("Distributors") has agreed to limit the Fund's Rule 12b-1 fees to an annual rate of 0.25% of the Fund's average daily net assets. In addition, the Fund's investment adviser, Yorktown Management & Research Company, Inc. (the "Adviser") waived a portion of its advisory fees during the fiscal year ended May 31, 1997. Without such waivers, Management Fees, 12b-1 Fees and Total Fund Operating Expenses would have been 0.60%, 0.50%, and 2.24%, respectively.

      (3) Other Expenses may vary significantly depending upon the size of the Fund.

EXAMPLE - A shareholder would pay the following expenses on a $1,000 investment assuming (1) a 5% annual return and (2) redemption at the end of each period.

      After 1 year...................................................$15
      After 3 years...................................................47
      After 5 years...................................................82
      After 10 years.................................................179

The Example assumes that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. The 5% annual return assumed in the Example is required by regulations of the Securities and Exchange Commission ("SEC") and is not a predication of, and does not represent, the projected or actual performance of Fund shares. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES OF THE FUND MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

The table below provides financial highlights for one share of the Fund for the periods shown. This information is supplemented by the financial statements and accompanying notes appearing in the Statement of Additional Information. The financial statements and notes have been audited by Coopers & Lybrand L.L.P., independent certified public accountants, whose report thereon is also included in the Statement of Additional Information. The financial highlights appearing below were derived from financial statements audited by Coopers & Lybrand L.L.P. Prior to November 23, 1994, the Fund followed a strategy of using multiple investment styles by investing primarily in the shares of other registered investment companies. Prior to February 22, 1991, the Fund invested directly in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.


                                                                FOR THE YEAR/PERIOD ENDED MAY 31,
                                  ----------------------------------------------------------------------------------
                                    1997    1996    1995    1994    1993    1992    1991    1990   1989     1988(1)
                                    ----    ----    ----    ----    ----    ----    ----    ----   ----     ----

FOR A SHARE OUTSTANDING
  THROUGHOUT EACH YEAR/PERIOD:
Net asset value, beginning of
  year/period                      $4.69   $4.73   $4.75    $5.15   $5.16   $5.03   $5.05   $5.00   $4.91   $4.99
                                   -----   -----   -----    -----   -----   -----   -----   -----   -----   -----
Income from investment
  operations:
  Net investment income             0.21    0.17    0.23     0.19    0.18    0.17    0.28    0.31    0.19    0.01

  Net realized and unrealized
    gain (loss) on investments      0.02   -----   -----    (0.35)   0.03    0.17    0.04    0.02    0.04   (0.09)

    Total income (loss) from
    investment operations.          0.19    0.17    0.23    (0.16)   0.21    0.34    0.32    0.33    0.23   (0.08)

Distributions:
  From net investment income.      (0.17)  (0.21)  (0.25)   (0.14)  (0.22)  (0.13)  (0.30)  (0.28)  (0.14)

  From net realized gain on
     security transactions.        -----   -----   -----    (0.10)  (0.08)  (0.04)  -----   -----

   Total distributions            (0.17)   (0.21)  (0.25)   (0.24)  (0.22)  (0.21)  (0.34)  (0.28)  (0.14)

     Net asset value, end of
        year/period               $4.71    $4.69   $4.73    $4.75   $5.15   $5.16   $5.03   $5.05   $5.00   $4.91
                                  =====    =====   =====    =====   =====   =====   =====   =====   =====   =====
Total return.                      4.13%    3.67%   4.99%   (3.48)%  4.18%   6.78%   6.36%   6.67%   4.71% (11.68)%(2)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
   year/period
   (000's omitted).              $2,528   $6,652  $4,049   $4,234  $7,295  $5,614  $1,981  $2,976  $2,406  $  375

  Ratio of expenses to
   average net assets(3).          1.49%    1.49%   1.76%    1.57%   1.44%   2.08%   3.21%   2.37%   3.40%   7.19%(2)

  Ratio of net investment
   income to average
   net assets.                     3.66%    3.77%   4.19%    3.71%   4.72%   5.01%   4.97%   6.27%   4.83%   1.39%(2)
  Portfolio turnover rate           108%     278%    292%     127%    308%    391%    169%     54%     12%    ---

---------------------------
(1) Commencement of operations was April 12, 1988.

(2) Annualized.

(3)   Without fees waived/reimbursed by the investment adviser and distributor,  the ratio of expenses to average net assets would have been 2.24%,  2.46%,  2.56%,  2.16%, 2.04%, 2.70%, 3.81%, 2.88%, 4.03%
      and 7.86%, respectively.


                        INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to seek current income while limiting credit risk. The Fund seeks to achieve its objective by investing under normal conditions in U.S. Treasury securities (bills, notes and bonds) and other direct obligations of the U.S. Treasury that are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. government. Dividends paid by the Fund that are attributable to interest on such obligations are generally exempt from state and local income tax (see "Dividends, Other Distributions and Taxes"). The Fund limits it investments to securities with remaining maturities of one year or less. All investments involve risks, and there is no assurance that the investment objective of the Fund will be achieved. Although the Fund limits its investments to securities with remaining maturities of one year or less, it is not operated as a money market fund and accordingly does not seek to and will not maintain a stable net asset value.

U.S. Treasury securities historically have involved little risk of loss of principal if held to maturity. Such securities, however, are subject to variations in market value due to interest rate fluctuations. If interest rates fall, the market value of fixed-income securities tend to rise; if interest rates rise, the market value of fixed-income securities tends to fall. In general, securities with remaining maturities of one year or less are less vulnerable to price changes than securities with longer remaining maturities.

The Fund may invest in certain zero coupon securities that are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts or interest in such U.S. Treasury securities or coupons. The Fund may purchase U.S. Treasury STRIPS ("Separate Trading of Registered Interest and Principal of Securities") that are created when coupon payments and the principal payment are stripped from an outstanding Treasury bond by a Federal Reserve bank. These securities may be more sensitive to market interest rate fluctuations than interest paying government securities of the same maturity.

The investment objective of the Fund may not be changed without the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act of 1940 ("1940 Act"). Certain other investment limitations that apply to the Fund also may not be changed without shareholder approval, as described in the Statement of Additional Information. All other investment policies, unless otherwise indicated, may be changed by the Trust's Board of Trustees without shareholder approval.

                                OTHER INFORMATION

TEMPORARY INVESTMENTS

Pending investment, for liquidity or when Yorktown Management & Research Company, Inc. (the "Adviser"), the Fund's investment adviser, believes market conditions warrant a defensive position, the Fund may temporarily hold cash or invest all or any portion of its assets in money market mutual funds or directly in money market instruments such as (1) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; (2) instruments (such as certificates of deposit, demand and time deposits and bankers' acceptances) of banks and savings associations that are insured by the Federal Deposit Insurance Corporation; (3) repurchase agreements secured by U.S. Government securities; and (4) commercial paper, including master demand notes, rated A-1 by Standard & Poor's Ratings Services or P-1 by Moody's Investors Service, Inc. To the extent the Fund invests more than $100,000 in a single bank or savings association, the investment is not protected by federal insurance. The Adviser will waive its advisory fee to the extent Fund assets are invested in money market funds.

BORROWING AND OTHER POLICIES

The Fund may temporarily borrow money from banks for extraordinary or emergency purposes, but not in excess of the lesser of 10% of its total assets (valued at cost) or 5% of its total assets (valued at market). The Fund also may invest up to 10% of its net assets in securities for which no readily available market exists and may lend securities constituting up to 5% of its net assets.

PORTFOLIO TURNOVER

The Fund's portfolio turnover rate may vary greatly from year to year and will not be a limiting factor when the Adviser deems portfolio changes appropriate. For the fiscal years ended May 31, 1997 and 1996, the Fund's portfolio turnover rates were 108% and 278%, respectively. A high portfolio turnover rate (100% or more) involves correspondingly greater transaction costs, which will be borne directly by the Fund, and increases the potential for short-term capital gains and taxes.

                             MANAGEMENT OF THE FUND

The Trust's Board of Trustees has overall responsibility for the operation of the Trust. Pursuant to that responsibility, the Board has selected the Adviser to act as investment adviser and administrator for the Fund. Services provided by the Adviser include the provision of a continuous investment program for the Fund and supervision of all matters relating to the operation of the Fund. Among other things, the Adviser is responsible for making investment decisions and placing orders to buy, sell or hold particular securities, furnishing corporate officers and clerical staff and providing office space, office equipment and office services. For its services, the Adviser receives a monthly fee, calculated daily, payable at an annual rate of 0.60% of the average daily net assets of the Fund.

The Adviser has acted as the investment adviser to the Fund since it commenced operations on April 12, 1988. The Adviser, whose address is 2303 Yorktown Avenue, Lynchburg, Virginia 24501, was incorporated under the laws of the State of Maryland in 1984 and is controlled by David D. Basten. In addition, Mr. Basten currently serves as the Fund's portfolio manager and has served in that capacity since commencement of the Fund's operations. He is also the portfolio manager of the Trust's other Series.

The Adviser places orders for the purchase and sale of portfolio investments for the Fund's account with brokers or dealers, selected by it in its discretion. A factor in the selection of a broker-dealer includes the sale of Fund shares by such broker-dealer.

                             PURCHASE OF FUND SHARES

DISTRIBUTION ARRANGEMENTS

Yorktown Distributors, Inc., whose address is 2303 Yorktown Avenue, Lynchburg, Virginia 24501, is the distributor of shares of the Fund. Distributors is an affiliate of the Adviser and is controlled by David D.
Basten.

The Trust's Board of Trustees has adopted and the Fund's shareholders have approved a plan of distribution pursuant to Rule 12b-1 under the 1940 Act ("Plan"). The Plan provides that the Fund will pay Distributors, as compensation for Distributors' distribution activities with respect to the Fund, a monthly fee at the annual rate of 0.25% of the average daily net assets of the Fund and will pay Distributors, as compensation for Distributors' service activities with respect to the Fund and its shareholders, a monthly fee at the annual rate of 0.25% of the average daily net assets of the Fund. The Fund and Distributors have agreed, however, to limit payments pursuant to the Plan for distribution and service activities to an annual rate of 0.25% of the Fund's average daily net assets.

As distributor of Fund shares, Distributors may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Fund's shares or the servicing and maintenance of shareholder accounts, including compensation to employees of Distributors; compensation to and expenses, including overhead and telephone and other communication expenses, of Distributors and selected dealers who engage in or support the distribution of shares or who service shareholder accounts; the costs of printing and distributing prospectuses, statements of additional information, and reports for other than existing shareholders; the costs of preparing, printing and distributing sales literature and advertising materials; and internal costs incurred by Distributors and allocated by Distributors to its efforts to distribute shares of the Fund such as office rent, employee salaries, employee bonuses and other overhead expenses.

During the period it is in effect, the Plan obligates the Fund to pay fees to Distributors as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. Thus, even if Distributors' expenses exceed its fees, the Fund will not be obligated to pay more than those fees and, if Distributors' expenses are less than such fees, it will retain the full fee and realize a profit.

Distributors may also pay certain banks, fiduciaries, custodians for public funds, investment advisers and broker-dealers a fee for administrative services in connection with the distribution of Fund shares. Such fees would be based on the average net asset value represented by shares of the administrators' customers invested in the Fund. This fee is in addition to any commissions these entities may receive from Distributors out of the fees it receives pursuant to the Plan, and, if paid, will be reimbursed by the Adviser and not the Fund. Distributors also may provide additional incentives to brokers that sell shares of the Fund. In some instances, these incentives may be offered only to certain brokers that have sold or may sell significant amounts of shares.

Applicable banking laws prohibit certain deposit-taking institutions from underwriting or distributing securities. There is currently no precedent prohibiting banks from performing administrative services in connection with the distribution of Fund shares. If a bank were prohibited from performing such administrative services, its shareholder clients would be permitted to remain shareholders of the Fund and alternate means of servicing such shareholder would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

HOW SHARES MAY BE PURCHASED

Application forms for the purchase of Fund shares can be obtained from Distributors or from a broker-dealer that has entered into an agreement with Distributors. The Fund's minimum initial investment is $500, and the minimum for additional investments is $100. An exception to these minimums is granted for investments made pursuant to special plans or if approved by Distributors. All orders are executed at the net asset value per share next computed after receipt and acceptance of the order by Fund Services, Inc., the Fund's transfer agent. The Fund does not impose a front-end sales load when Fund shares are purchased; however, a broker-dealer may charge its client a fee for selling Fund shares. The Trust and Distributors reserve the right to reject any purchase order.

When shares of the Fund are initially purchased, an account is automatically established for the shareholder. Any shares of the Fund subsequently purchased or received as a distribution are credited directly to the shareholder account. No share certificates are issued unless specifically requested in writing to the Trust. Certificates are issued in full shares only. In addition, no certificates are issued for shares purchased by check until 15 business days have elapsed, unless the Trust is reasonably assured that payment for the shares has been collected. There is no charge for certificate issuance.

SYSTEMATIC INVESTMENT PLAN

Shareholders may purchase Fund shares through a Systematic Investment Plan. Under the Plan, Fund Services, Inc., at regular intervals, will automatically debit a shareholder's bank checking account monthly or quarterly in an amount of $100 or more (subject to the $500 minimum initial investment), as specified by the shareholder. The purchase of Fund shares will be effected at their offering price at the close of normal trading on the New York Stock Exchange, Inc. ("NYSE") on or about the 15th day of the month. To obtain an application for the Systematic Investment Plan, write to Distributors at the address shown on the back cover of this Prospectus.

EXCHANGE PRIVILEGES

Shares of the Fund may be exchanged for shares of the Trust's Series listed below without an exchange fee. Each of these Series seeks to achieve its investment objective by investing in shares of open-end and closed-end investment companies ("underlying funds"). The Trust's Series with which exchanges may be made are:

      Growth Fund, which seeks growth of capital.

      Capital Income Fund, which seeks primarily high current income and secondarily growth of capital and income.

Shareholders must place exchange orders in writing with the transfer agent, Fund Services, Inc., at P.O. Box 26305, Richmond, Virginia 23260. Telephone exchanges are not available. All permitted exchanges will be effected based on the net asset value per share of each Fund that is next computed after receipt by the transfer agent of the exchange request in "good order".

An exchange request is considered in "good order" only if:

      1.    The dollar amount or number of shares to be purchased is indicated.

      2. The written request is signed by the registered owner and by any co-owner of the account in exactly the same name or names used in establishing the account.

      3. Where share certificates have been issued, the written request is accompanied by the certificates for shares to be redeemed, properly endorsed in form for transfer, and either the share certificates or separate instructions of assignment (stock powers) signed by each registered owner and co-owner exactly as the shares are registered.

      4. The signatures on any share certificates (or on accompanying stock powers) are guaranteed by a member of the Securities Transfer Agents Medallion Program ("STAMP'), the Stock Exchanges Medallion Program ("SEMP") or the New York Stock Exchange, Inc.'s Medallion Signature Program ("MSP"). Signature guarantees from a notary public are not acceptable.

Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the stockholder of record making the exchange request. In addition, exchanges are only available in states where they may legally be made.

The exchange privilege may be modified or terminated at any time upon 60 days' written notice to shareholders. Before making any exchange, shareholders should contact Distributors or their broker to obtain more information about exchanges and prospectuses of the Trust's series to be acquired through the exchange. For tax purposes, an exchange is treated as a redemption and a subsequent purchase. Any capital gains or losses on the shares exchanged should be reported for tax purposes. The price of the acquired shares is the new cost basis for income tax purposes.

DETERMINING NET ASSET VALUE

The net asset value of the Fund's shares is determined as of the close of normal trading (currently 4:00 p.m. eastern time) on the NYSE each day that the NYSE is open for business. The net asset value per share is computed by dividing the value of the Fund's securities plus any cash and other assets (including dividends accrued but not yet collected) minus all liabilities (including accrued expenses) by the total number of Fund shares outstanding.

The Fund values its assets based on their current market value when market quotations are readily available. If such value cannot be established, assets are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Securities having 60 days or less remaining to maturity are valued at their amortized cost.

                            REDEMPTION OF FUND SHARES

HOW SHARES MAY BE REDEEMED

Fund shares may be redeemed by mailing redemption requests to the Fund's transfer agent, Fund Services, Inc., at P.O. Box 26305, Richmond, Virginia 23260. Upon receipt at the offices of Fund Services, Inc. of a redemption request in "good order", as described in "Exchange Privileges" above, the shares will be redeemed at the net asset value per share computed at the close of normal trading on the NYSE on that day. Redemption requests received after the close of normal trading will be executed at the net asset value per share next computed. The signature(s) on all redemption requests of $10,000 or more must be guaranteed as described above.

Redemption proceeds will be forwarded by check within five days of the receipt of a redemption request. If the shares to be redeemed were paid for by check, then to allow clearance the redemption proceeds may be delayed for up to 15 days after the purchase date. The redemption proceeds may be more or less than the original cost.

Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the stockholder of record making the redemption request. If there is a question concerning the redemption of Fund shares, contact Distributors, your broker or Fund Services, Inc.

Because of the high cost of maintaining small accounts, the Trust reserves the right to redeem shareholder accounts of less than $100 net asset value resulting from redemptions or exchanges. If the Trust elects to redeem such shares, it will notify the shareholder of its intention to do so and provide the shareholder with the opportunity to increase the amount invested to $100 or more within 30 days of notice.

SYSTEMATIC WITHDRAWAL PLAN

An investor who has made an initial investment of at least $10,000 in the Fund or otherwise has accumulated shares valued at no less than $10,000 is eligible for a Systematic Withdrawal Plan. If so eligible, the investor may arrange for fixed withdrawal payments (minimum payment -- $100; maximum payment -- 1% per month or 3% per quarter of the total net asset value of the Fund shares in the shareholder account at inception of the Systematic Withdrawal Plan) at regular monthly or quarterly intervals.

Withdrawal payments are made to the investor or to the beneficiaries designated by him. An investor is not eligible for a Systematic Withdrawal Plan if he is making regular purchase payments pursuant to the Systematic Investment Plan described above.

                   DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

DIVIDENDS AND OTHER DISTRIBUTIONS

Dividends from the Fund's net investment income, if any, are distributed at least quarterly. Any net capital gain (the excess of net long-term capital gain over net short-term capital loss) realized from the sale of portfolio securities is distributed at least annually. Unless the Trust receives instructions to the contrary from a shareholder before the record date, it will be assumed that the shareholder wishes to receive both dividends and capital gain distributions in additional Fund shares. Instructions continue in effect until the Trust is notified in writing that a change is desired. All reinvested dividends and capital gain distributions are reinvested in additional Fund shares on the payment date at those shares' net asset value on that day. Account statements are mailed to shareholders evidencing each reinvestment. If the Trust has received instructions that a shareholder wishes to receive dividends and capital gain distributions from the Fund in cash, and the U.S. Postal Service cannot deliver a check representing the payment thereof, or if any such check remains uncashed for six months, the check(s) will be reinvested in Fund shares at the then current net asset value per share of the Fund and the shareholder's election will be changed so that future distributions will be received in additional Fund shares.

TAXATION OF THE FUND

The Fund is treated as a separate corporation for federal income tax purposes and intends to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), so that it will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of net investment income and net short-term capital gain) and net capital gain that is distributed to its shareholders. To the extent, however, that the Fund does not distribute to its shareholders by the end of any calendar year substantially all of its ordinary income for that year and substantially all of its capital gain net income for the one-year period ending October 31 of that year, plus certain other amounts, a 4% excise tax will be imposed on the Fund.

TAXATION OF SHAREHOLDERS

Dividends from the Fund's investment company taxable income are taxable to its shareholders, other than tax-exempt entities (including individual retirement accounts and qualified retirement plans), as ordinary income, whether received in cash or reinvested in additional Fund shares, to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gain, when designated as such, are taxable to those shareholders as long-term capital gains, whether received in cash or reinvested in additional Fund shares and regardless of the length of time the shares have been held. Under the Taxpayer Relief Act of 1997 ("Act"), different maximum tax rates apply to net capital gain depending on the taxpayer's holding period and marginal rate of federal income tax -- generally, 28% for gain on capital assets held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) on capital assets held for more than 18 months. The Act, however, does not address the application of these rules to distributions by RICs, including whether a RIC's holding period can be "passed through" to its shareholders. Instead, the Act authorizes the issuance of regulations to do so. Accordingly, shareholders should consult their tax advisers as to the effect of the Act on distributions by the Fund to them of net capital gain.

To the extent the Fund's dividends are attributable to interest on U.S. Treasury securities or other "direct" obligations of the United States, they will be exempt from state and local tax. The Fund advises its shareholders of the amount and federal tax status of distributions paid (or deemed paid) during each calendar year following the end of that year. The Fund is required to withhold 31% of all dividends, capital gain distributions, and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding.

A redemption of Fund shares will result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares. An exchange of Fund shares for shares of any other Series of the Trust generally will have similar tax consequences. Capital gain on the redemption or exchange of Fund shares held for more than one year will be long-term capital gain, in which event it will be subject to federal income tax at the rates indicated above. If a shareholder purchases Fund shares within thirty days after redeeming other Fund shares at a loss, all or a part of that loss will not be deductible and instead will increase the basis of the newly purchased shares.

The foregoing is only a summary of some of the important tax considerations generally affecting the Fund and its shareholders; see the Statement of Additional Information for a further discussion. There may be other federal, state or local tax considerations applicable to a particular investor. Investors therefore are urged to consult their own tax advisers.

QUALIFIED RETIREMENT PLANS

An investment in shares of the Fund may be appropriate for individual retirement accounts (including "education individual retirement accounts" and "Roth IRAs," both available to certain taxpayers beginning in 1998), tax deferred annuity plans under section 403(b) of the Code, self-employed individual retirement plans (commonly referred to as "Keogh plans"), simplified employee pension plans and other qualified retirement plans (including section 401(k) plans). Capital gain distributions and dividends received on Fund shares held by any of these accounts or plans are automatically reinvested in additional Fund shares, and taxation thereof is deferred until distributed by the account or plan. Investors who are considering establishing such an account or plan may wish to consult their attorneys or other tax advisers with respect to individual tax questions. The option of investing in these accounts or plans through regular payroll deductions may be arranged with Distributors and the employer.

                             PERFORMANCE INFORMATION

From time to time, quotations of the Fund's average annual total return ("Standardized Return") may be included in advertisements, sales literature or shareholder reports. Standardized Return shows percentage rates reflecting the average annual change in the value of an assumed initial investment of $1,000, assuming the investment has been held for periods of one year, five years and ten years as of a stated ending date. If a five and/or ten-year period has not yet elapsed, data will be provided as of the end of a period corresponding to the life of the Fund. Standardized Return assumes that all dividends and capital gain distributions were reinvested in shares of the Fund.

In addition, other total return performance data ("Non-Standardized Return") regarding the Fund may be included in advertisements, sales literature or shareholder reports. Non-Standardized Return shows a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); and it assumes reinvestment of all dividends and capital gain distributions. Non-Standardized Return may be quoted for the same or different periods as those for which Standardized Return is quoted. Non-Standardized Return may consist of cumulative total returns, average annual total returns, year-by-year rates or any combination thereof. Cumulative total return represents the cumulative change in value of an investment in the Fund for various periods. Average annual total return refers to the annual compound rate of return of an investment in the Fund.

The Fund may also advertise its yield. Yield reflects investment income net of expenses over a 30-day period on a Fund share, expressed as an annualized percentage of the net asset value per share at the end of the period. Yield computations differ from other accounting methods and therefore may differ from dividends actually paid or reported net income.

The Fund's performance is increased to the extent that the Adviser or Distributor has waived all or a portion of its fee or reimbursed all or a portion of the Fund's expenses. Total return and yield figures are based on historical performance of the Fund and are not intended to indicate future performance. Additional information about the Fund's performance is contained in the Statement of Additional Information and the Fund's annual report to shareholders, each of which may be obtained without charge by contacting the Trust at the address or telephone numbers on the cover of this Prospectus.

                                   FUND SHARES

The Trust was organized as a Massachusetts business trust in January 1985 under the name American Pension Investors Trust and is registered with the SEC under the 1940 Act as an open-end management investment company. The Trust currently consists of seven separate Series: the T-1 Treasury Trust, the Growth Fund, the Capital Income Fund, the Yorktown Classic Value Trust, the Yorktown Value Income Trust, the Treasuries Trust and Multiple Index Trust. The Board of Trustees may elect to add additional Series in the future, although it has no present plan to do so. This Prospectus relates only to shares of the T-1 Treasury Trust. Prior to November 23, 1994, the Fund operated under the name Global Income Fund.

The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value of separates Series. Shares of beneficial interest of the Fund, when issued, are fully paid, nonassessable, fully transferable, redeemable at the option of the shareholder and have equal dividend and liquidation rights and noncumulative voting rights. The shares of each Series of the Trust will be voted separately except when an aggregate vote of all Series is required by the 1940 Act.

The Trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholders' meeting for the election of trustees. Under the 1940 Act, shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a trustee by vote cast in person or by proxy at a meeting called for that purpose. The trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Trust's outstanding shares.

              CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

MainStreet Trust Company, 1 Ellsworth Street, Martinsville, Virginia 24112, serves as the Fund's custodian. Fund Services, Inc., 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229, is the Fund's transfer and dividend disbursing agent.



                               GENERAL INFORMATION

Fund shareholders are kept informed through semi-annual and annual reports. Any inquiries should be directed in writing to the Trust at P.O. Box 2529, 2303 Yorktown Avenue, Lynchburg, Virginia 24501. Shareholders may direct general telephone inquiries to the Trust at the numbers listed on the back cover of this Prospectus. Telephone inquiries regarding shareholder account information should be directed to the Fund's transfer agent at the number listed on the back cover of this Prospectus.

EXECUTIVE OFFICES
      American Pension Investors Trust
      P.O. Box 2529
      2303 Yorktown Avenue
      Lynchburg, Virginia 24501
      (800) 544-6060

INVESTMENT ADVISER
      Yorktown Management & Research Company, Inc.
      P.O. Box 2529
      2303 Yorktown Avenue
      Lynchburg, Virginia 24501
      (800) 544-6060

DISTRIBUTOR
      Yorktown Distributors, Inc.
      P.O. Box 2529
      2303 Yorktown Avenue
      Lynchburg, Virginia 24501
      (800) 544-6060

TRANSFER AND DIVIDEND DISBURSING AGENT
      Fund Services, Inc.
      P.O. Box 26305
      Richmond, Virginia 23260
      (800) 628-4077

MainStreet Trust Company
      P.O. Box 4751
      Martinsville, Virginia 24115

INDEPENDENT AUDITORS
      Coopers & Lybrand L.L.P.
      250 West Pratt Street
      Baltimore, Maryland 21201

No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information and representations must not be relied upon as having been authorized by the Trust or its distributor. This Prospectus does not constitute an offering by the Trust or its distributor in any jurisdiction to any person to whom such offering may not lawfully be made.

                          YORKTOWN CLASSIC VALUE TRUST
                                 P. O. Box 2529
                              2303 Yorktown Avenue
                            Lynchburg, Virginia 24501
                                 (804) 846-1361
                                 (800) 544-6060

API Trust ("Trust") is an open-end, management investment company that currently consists of seven separate series. This Prospectus relates only to shares of the Yorktown Classic Value Trust ("Fund"), a non-diversified series of the Trust. Shares of the Fund are offered through Yorktown Distributors, Inc. The Fund's minimum initial investment is $500; subsequent investments must be at least $100.

The primary investment objective of the Fund is growth of capital; income is a secondary objective. The Fund seeks to achieve these objectives by investing primarily in equity securities that Yorktown Management & Research Company, Inc., the Fund's investment adviser (the "Adviser"), believes are undervalued in relation to the quality of the securities and the long-term earning power of their issuers, regardless of short-term indicators. In following this strategy, the Fund may invest in the securities of a fewer number of issuers and, as a result, be subject to greater risks than many other investment companies. The Fund is also permitted to borrow money in an amount up to one-third of the value of its net assets for investment purposes. Such borrowing constitutes leverage, a speculative technique that increases investment risk. No assurance can be given that the Fund will achieve its investment objectives.

This Prospectus sets forth concisely the information about the Trust and the Fund that a prospective investor should know before investing. It should be read and retained for future reference. A Statement of Additional Information, dated October 1, 1997, has been filed with the Securities and Exchange Commission and, as amended from time to time, is incorporated by reference herein. It is available, at no charge, by contacting the Trust at the address or telephone numbers provided above.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
           AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE
                    COMMISSION OR PASSED UPON THE ACCURACY OR
                          ADEQUACY OF THIS PROSPECTUS.
                      ANY REPRESENTATION TO THE CONTRARY IS
                               A CRIMINAL OFFENSE.









                    This Prospectus is dated October 1, 1997.

                                                 TABLE OF CONTENTS

PROSPECTUS SUMMARY......................................................3
INVESTMENT POLICIES.....................................................3
INITIAL/SUBSEQUENT INVESTMENTS AND REDEMPTIONS..........................3
DIVIDENDS/OTHER DISTRIBUTIONS...........................................3
RISK FACTORS............................................................3
TABLE OF FUND EXPENSES..................................................4
FINANCIAL HIGHLIGHTS....................................................5
INVESTMENT OBJECTIVES AND POLICIES......................................6
RISK FACTORS AND OTHER INVESTMENT PRACTICES.............................6
     Non-Diversified Status.............................................6
     Leverage...........................................................7
     Hedging Strategies.................................................7
     Foreign Securities.................................................7
     Foreign Currency Transactions......................................8
     Portfolio Turnover.................................................8
     Temporary Investments and Other Policies...........................8
MANAGEMENT OF THE FUND..................................................8
PURCHASE OF FUND SHARES.................................................9
     Distribution Arrangements..........................................9
     How Shares May Be Purchased........................................9
     Systematic Investment Plan........................................10
     Determining Net Asset Value.......................................10
REDEMPTION OF FUND SHARES..............................................10
     How Shares May Be Redeemed........................................10
     Contingent Deferred Sales Charge..................................11
DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES...............................12
     Dividends and Other Distributions.................................12
     Taxation of the Fund..............................................12
     Taxation of Shareholders..........................................12
     Qualified Retirement Plans........................................13
PERFORMANCE INFORMATION................................................13
FUND SHARES............................................................13
CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT......................14
GENERAL INFORMATION....................................................14
APPENDIX...............................................................15

                               PROSPECTUS SUMMARY


The following summary is qualified in its entirety by more detailed information in the body of this Prospectus.

                               INVESTMENT POLICIES

The Fund seeks to achieve its objectives by investing primarily in equity securities which the Adviser believes are undervalued in relation to the quality of the securities and the long-term earning power of their issuers, regardless of short-term indicators. The Fund invests primarily in the common stock of companies listed on a national securities exchange or whose securities are traded in the over-the-counter market. See "Investment Objectives and Policies".

                 INITIAL/SUBSEQUENT INVESTMENTS AND REDEMPTIONS

Shares of beneficial interest in the Fund may be purchased at the net asset value per share next computed after receipt and acceptance of the order by Fund Services, Inc., the Fund's transfer agent. The minimum initial investment is $500; subsequent investments must be at least $100. See "How Shares May Be Purchased". Shares may also be redeemed through Fund Services, Inc. Redemptions made within five years of purchase generally will be subject to a contingent deferred sales charge. See "How Shares May Be Redeemed".

                          DIVIDENDS/OTHER DISTRIBUTIONS

Dividends and other distributions are paid annually from the Fund's net investment income and net capital gain. See "Dividends, Other Distributions and Taxes".

                                  RISK FACTORS

There can be no assurance that the Fund will achieve its investment objectives. The Fund may invest in the securities of a fewer number of issuers and, as a result, be subject to greater risks than many other investment companies. The Fund may invest in foreign securities, which are subject to risks relating to adverse political and economic developments abroad, fluctuations in currency exchange rates and differing characteristics of foreign economies and markets. Prior to investment an investor should consider the various types of investments the Fund can make and the risks related to such investments. The Fund may also engage in leveraging, thereby increasing its sensitivity to changes in the value of its portfolio holdings. See "Investment Objectives and Policies" and "Risk Factors and Other Investment Practices".

                             TABLE OF FUND EXPENSES

The following tables are intended to assist investors in understanding the expenses associated with investing in the Fund.

SHAREHOLDER TRANSACTION EXPENSES
         Sales Load Imposed on Purchases............................None
         Sales Load Imposed on Reinvested Dividends.................None
         Maximum Contingent Deferred Sales Charge (as a
            percentage of net asset value)(1).......................2%

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)(2)
         Management Fees (after waivers)(3).........................0.75%
         12b-1 Fees.................................................0.90%
         Other Expenses.............................................1.00%

         Total Fund Operating Expenses (after waivers)(3)...........2.65%

         (1) The maximum 2% contingent deferred sales charge applies to redemptions made within the first five years of purchase. No charge is imposed on redemptions of shares held five years or longer. See "Redemption of Fund Shares".

         (2) "Annual Fund Operating Expenses" are based on operating expenses incurred by the Fund for the fiscal year ended May 31, 1997. Long-term shareholders may pay more in 12b-1 fees over time as a percentage of their initial investment than the amount of the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc. ("NASD").

         (3) The Adviser waived a portion of its advisory fees during the fiscal year ended May 31, 1997. Without such waivers, Management Fees and Total Fund Operating Expenses would have been 0.90% and 2.80, respectively.

EXAMPLE -- A shareholder would pay the following expenses on a $1,000 investment over various time periods assuming a 5% annual rate of return.



                                                            One            Three           Five        Ten
                                                            Year           Years           Years       Years
Assuming a complete redemption at end of period (1)         $47            $103            $142        $301
Assuming no redemption                                      $27            $83             $142        $301


(1) Assumes deduction at time of redemption of the maximum applicable contingent deferred sales charge.

The Example assumes that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. The 5% annual return assumed in the Example is required by regulations of the Securities and Exchange Commission ("SEC") and is not a predication of, and does not represent, the projected or actual performance of Fund shares. The Example should not be considered a representation of past or future expenses. Actual expenses of the Fund may be greater or less than those shown.

                              FINANCIAL HIGHLIGHTS

The table below provides financial highlights for one share of the Fund for the periods shown. A table follows that provides condensed information concerning debt outstanding with respect to the Fund for the periods shown. This information is supplemented by the financial statements and accompanying notes appearing in the Statement of Additional Information. The financial statements and notes have been audited by Coopers & Lybrand L.L.P., independent certified public accountants, whose report thereon is also included in the Statement of Additional Information. The financial highlights appearing below were derived from financial statements audited by Coopers & Lybrand L.L.P.

                                                                              FOR THE YEAR/PERIOD
                                                                                 ENDED MAY 31,
                                                     ----------------------------------------------------------------------
                                                         1997          1996           1995          1994        1993(1)
                                                         ----          ----           ----          ----        ----
For A Share Outstanding Throughout Each
Year/period:
                                                          $ 12.00        $ 12.98        $ 10.12      $ 10.34       $ 10.00
                                                          -------        -------        -------      -------       -------
Net asset value, beginning of year/period..........

Income from investment operations:

   Net investment income...........................        (0.25)         (0.28)         (0.28)         0.06          0.02
   Net realized and unrealized gain (loss) on                2.69           0.93          3.33        (0.27)          0.32
     investments...................................      --------       --------        -------     -------        -------
      Total income (loss) from investment                    2.44           0.65           3.05       (0.21)          0.34
         operations................................      --------       --------        -------     -------        -------

Distributions:
   From net investment income......................                                      (0.07)       (0.01)
   From  net realized gain on security transactions        (0.21)         (1.63)         (0.12)
                                                         --------        -------        -------      -------
      Total distributions.....................             (0.21)         (1.63)         (0.19)       (0.01)
                                                         --------        -------        -------      -------
         Net asset value, end of year/period             $  14.23        $ 12.00        $ 12.98      $ 10.12       $ 10.34
                                                         ========        =======        =======      =======       =======
Total return(3)...............................             20.59%          6.36%         30.70%      (2.04)%      5.88%(2)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year/period (000's omitted)        $13,060          $9,072         $6,490       $5,323        $3,353
   Ratio of operating expenses to average net               2.65%          2.68%          2.39%        1.99%      1.80%(2)
assets(4).....................................
   Ratio of total expenses to average net assets(5)         5.20%          6.22%          5.79%        4.49%      3.32%(2)
   Ratio of net investment income (loss) to
average net                                               (2.50)%        (2.67)%        (2.60)%        0.76%     0.42% (2)
       assets.................................
   Portfolio turnover rate....................               115%           145%           220%         170%        25%(2)
   Average Commission rate paid...............             0.1650            N/A            N/A          N/A           N/A



----------------------------------------------------
(1)  Commencement of operations was November 2, 1992.

(2)  Annualized.

(3)  Does not reflect contingent deferred sales charge.

(4) Without fees waived by the Adviser and distributor, the annualized ratio of operating expenses to average net assets would have been 2.80%, 2.87%, 2.95%, 2.69% and 2.76%, respectively.

(5)  Without  fees  waived/reimbursed  by  the  Adviser  and  distributor,   the
     annualized ratio of total expenses to average net assets would have been 5.35%, 6.41%, 6.34%, 5.19% and 4.29%, respectively.

                                DEBT OUTSTANDING

                                                              Average Daily           Average Daily
                                       Amount of             Amount of Debt           No. Of Shares           Average Amount
                                    Debt Outstanding           Outstanding             Outstanding          of Debt Per Share
       Fiscal Year Ended            at End of Period        During the Period       During the Period       During the Period
       -----------------            ----------------        -----------------       -----------------       -----------------
May 31, 1997.................          $5,017,490               $3,371,414               786,862                  $4.28
May 31, 1996.................           4,497,303                3,370,113               619,171                   5.44
May 31, 1995.................           2,638,565                2,346,536               499,195                   4.70
May 31, 1994.................           2,357,355                2,001,443               442,797                   4.52
May 31, 1993.................             897,354                  550,057               203,424                   2.70


                                        INVESTMENT OBJECTIVES AND POLICIES

The primary investment objective of the Fund is growth of capital; income is a secondary objective. The Fund seeks to achieve its objectives by investing primarily in equity securities which the Adviser believes are undervalued in relation to the quality of the securities and the long-term earning power of their issuers, regardless of short-term indicators.

The Adviser believes that investing in temporarily depressed securities of sound, well-managed companies provides a greater potential for overall investment return than investing in securities selling at prices that reflect anticipated favorable developments. Securities may be undervalued because of many factors, including general market decline, earnings decline, poor economic conditions, tax losses or actual or anticipated unfavorable developments affecting the issuer. Any or all of these factors may provide buying opportunities at prices that compare favorably to historical or current price-earnings ratios, book value, return on equity, or the prospects for the companies in question.

The Fund invests primarily in the common stock of companies listed on a national securities exchange or whose securities are traded in the over-the-counter market. The Fund may also invest in preferred stock, convertible preferred stock, convertible debentures, rights, warrants and certain other instruments. See the Appendix for more information on convertible securities, rights and warrants.

The Fund's primary investment objective is fundamental and may not be changed without the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act of 1940 ("1940 Act"). As described in the Statement of Additional Information, certain investment limitations also may not be changed without shareholder approval. Unless otherwise indicated, the Fund's secondary investment objective and all other investment policies may be changed by the Trust's Board of Trustees without shareholder approval.

All investments involve risks, and there can be no assurance that the Fund will achieve its investment objectives. The Fund's net asset value per share will fluctuate based upon changes in the value of its portfolio securities.

                   RISK FACTORS AND OTHER INVESTMENT PRACTICES

This section contains general information about certain securities the Fund may invest in, the investment techniques the Fund may employ and the risks relating to these practices.

NON-DIVERSIFIED STATUS

The Fund is "non-diversified," as that term is defined in the 1940 Act, but intends to qualify as a "regulated investment company" for federal income tax purposes. This means, in general, that more than 5% of the Fund's total assets may be invested in securities of one issuer, but only if, at the close of each quarter of the Fund's taxable year, the aggregate amount of such holdings does not exceed 50% of the value of its total assets and no more than 25% of the value of its total assets is invested in the securities of a single issuer. To the extent that the Fund's portfolio at times will consist of the securities of a smaller number of issuers than if it were "diversified" (as defined in the 1940 Act), the Fund will at such times be subject to greater risk with respect to its portfolio securities than an investment company that invests in a broader range and number of securities, in that changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the Fund's total return and the price of the Fund's shares.

LEVERAGE

The Fund may engage in leveraging by borrowing up to one-third of the value of its net assets for investment purposes. The 1940 Act requires the maintenance of continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Leveraging by the Fund may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest and related costs which may or may not be recovered by appreciation of the securities purchased. The Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. There can be no certainty that the Fund will be able to borrow money when the Adviser seeks to do so or that it will be able to do so on advantageous terms.

HEDGING STRATEGIES

The Fund may hedge its portfolio investments through the use of options, futures contracts and options on futures contracts. The Fund may also hedge currency risks associated with investments in foreign securities and in particular may hedge its portfolio through the use of forward foreign currency contracts. The objective of a hedging strategy is to protect a profit or offset a loss in a portfolio security from future price erosion or to assure a definite price for a security, stock index, futures contract, or currency. The Fund's ability to use options, futures and forward foreign currency contracts may be limited by market conditions, regulatory limits and tax considerations.

There are transactional costs connected with using hedging strategies. In addition, the use of hedging strategies involves certain special risks, including (1) imperfect correlation between the hedging instruments and the securities or market sectors being hedged; (2) the possible lack of a liquid secondary market for closing out a particular instrument; (3) the need for additional skills and techniques beyond normal portfolio management; (4) the possibility of losses resulting from market movements not anticipated by the Adviser; and (5) possible impediments to effective portfolio management because of the percentage of the Fund's assets segregated to cover its obligations.

The Statement of Additional Information contains a more complete description of the characteristics, risks and possible benefits of hedging transactions. New financial products and risk management techniques continue to be developed. The Fund may use these investments and techniques consistent with its investment objectives and regulatory and tax considerations.

FOREIGN SECURITIES

The Fund may invest in foreign securities including common stocks, preferred stock and common stock equivalents issued by foreign companies. The Fund may also invest in American Depository Receipts, European Depository Receipts and other securities convertible into securities of corporations based in foreign countries. These securities provide a means for investing indirectly in foreign equity or debt securities. See the Statement of Additional Information for more information.

Investments in foreign securities involve risks relating to adverse political and economic developments abroad as well as those that may result from the differences between the regulation to which U.S. issuers are subject and that applicable to foreign issuers. These risks may include adverse movements in the market value of portfolio securities on days when the Fund's net asset value is not determined, expropriation, withholding taxes on interest, confiscatory taxation, limitations on the use or transfer of the Fund's assets and political or social instability or diplomatic developments. These risks often are heightened to the extent the Fund invests in issuers located in emerging markets or a limited number of countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national products, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Securities of many foreign companies may be less liquid and their prices more volatile than securities issued by comparable U.S. companies.

Additionally, because foreign securities ordinarily are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of interest earned, gains and losses realized on the sale of securities and net investment income and capital gain, if any, to be distributed to shareholders by the Fund. If the value of a foreign currency rises against the U.S. dollar, the value of the Fund's assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of the Fund's assets denominated in that currency will decrease. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other economic and political conditions. The costs attributable to foreign investing that the Fund must bear frequently are higher than those attributable to domestic investing. For example, the costs of maintaining custody of foreign securities exceed custodian costs related to domestic securities.

FOREIGN CURRENCY TRANSACTIONS

When the Fund purchases or sells a security denominated in a foreign currency, it may be required to settle the purchase transaction in the relevant foreign currency or to receive the proceeds of the sale in the relevant foreign currency. In either event, the Fund will be obligated to acquire or dispose of the foreign currency by selling or buying an equivalent amount of U.S. dollars. To effect the conversion of the amount of foreign currency involved in the purchase or sale of a foreign security, the Fund may purchase or sell such foreign currency on a "spot" (i.e. cash) basis.

PORTFOLIO TURNOVER

The Fund's portfolio turnover rate may vary from year to year and is not a limiting factor when the Adviser considers portfolio changes appropriate. For the fiscal years ended May 31, 1997 and 1996, the Fund's portfolio turnover rates were 115% and 145%, respectively. A high portfolio turnover rate (100% or more) involves correspondingly greater transaction costs, which will be borne directly by the Fund, and increases the potential for short-term capital gains and taxes.

TEMPORARY INVESTMENTS AND OTHER POLICIES

Pending investment, for liquidity or when the Adviser believes market conditions warrant a defensive position, the Fund temporarily may commit all or any portion of its assets to cash or money market instruments, including repurchase agreements. The Fund may invest up to 15% of its net assets in illiquid securities and up to 10% of its total assets in securities of other investment companies.

                             MANAGEMENT OF THE FUND

The Trust's Board of Trustees has overall responsibility for the operation of the Trust. Pursuant to that responsibility, the Board has selected the Adviser to act as investment adviser and administrator for the Fund. Services provided by the Adviser include the provision of a continuous investment program for the Fund and supervision of all matters relating to the operation of the Fund. Among other things, the Adviser is responsible for making investment decisions and placing orders to buy, sell or hold particular securities, furnishing corporate officers and clerical staff and providing office space, office equipment and office services. In allocating portfolio transactions, the Adviser may take into account the receipt of research, analysis and advice and similar services and the sale of Fund shares and may utilize Yorktown Distributors, Inc., an affiliate of the Adviser. For its services, the Adviser receives a monthly fee, calculated daily, payable at an annual rate of 0.90% of the average daily net assets of the Fund. The investment advisory fee paid by the Fund is higher than that paid by most investment companies.

The Adviser has acted as the investment adviser to the Fund since it commenced operations on November 2, 1992. The Adviser, whose address is 2303 Yorktown Avenue, Lynchburg, Virginia 24501, was incorporated under the laws of the State of Maryland in 1984, and is controlled by David D. Basten. In addition, Mr. Basten currently serves as the Fund's portfolio manager and has served in that capacity since commencement of the Fund's operations. He is also the portfolio manager of the Trust's other series.

                             PURCHASE OF FUND SHARES

DISTRIBUTION ARRANGEMENTS

Yorktown Distributors, Inc. ("Distributors"), whose address is 2303 Yorktown Avenue, Lynchburg, Virginia 24501, is the distributor of shares of the Fund. Distributors is an affiliate of the Adviser and is controlled by David D. Basten.

Under a plan of distribution ("Plan") adopted by the Trust's Board of Trustees pursuant to Rule 12b-1 under the 1940 Act, the Fund pays Distributors, as compensation for Distributors' distribution activities with respect to the Fund, a monthly fee at the annual rate of 0.65% of the average daily net assets of the Fund. In addition, the Fund pays Distributors, as compensation for Distributors' service activities with respect to the Fund and its shareholders, a monthly fee at the annual rate of 0.25% of the average daily net assets of the Fund.

As distributor of Fund shares, Distributors may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Fund's shares or the servicing and maintenance of shareholder accounts, including compensation to employees of Distributors; compensation to and expenses, including overhead and telephone and other communication expenses, of Distributors and selected dealers who engage in or support the distribution of shares or who service shareholder accounts; the costs of printing and distributing prospectuses, statements of additional information, and reports for other than existing shareholders; the costs of preparing, printing and distributing sales literature and advertising materials; and internal costs incurred by Distributors and allocated by Distributors to its efforts to distribute shares of the Fund such as office rent, employee salaries, employee bonuses and other overhead expenses.

Distributors may also pay certain banks, fiduciaries, custodians for public funds, investment advisers and broker-dealers a fee for administrative services in connection with the distribution of Fund shares. Such fees would be based on the average net asset value represented by shares of the administrators' customers invested in the Fund. This fee is in addition to any commissions these entities may receive from Distributors out of the fees it receives pursuant to the Plan, and, if paid, will be reimbursed by the Adviser and not the Fund.

During the period it is in effect, the Plan obligates the Fund to pay fees to Distributors as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. Thus, even if Distributors' expenses exceed its fees, the Fund will not be obligated to pay more than those fees and, if Distributors' expenses are less than such fees, it will retain the full fee and realize a profit.

HOW SHARES MAY BE PURCHASED

Application forms for the purchase of Fund shares can be obtained from Distributors or from a broker-dealer which has entered into an agreement with Distributors. The Fund's minimum initial investment is $500, and the minimum for additional investments is $100. An exception to these minimums is granted for payments made pursuant to special plans or if approved by Distributors. All orders will be executed at the net asset value per share next computed after receipt and acceptance by Fund Services, Inc., the Fund's transfer agent, of a completed and signed purchase application together with a check to cover the purchase.

The Fund does not impose a front-end sales load when Fund shares are purchased; however, a broker-dealer may charge a fee for selling Fund shares. In addition, Fund shares are subject to a contingent deferred sales charge payable upon certain redemptions. The Trust and Distributors reserve the right to reject any purchase order.

When Fund shares are initially purchased, an account is automatically established for the shareholder. Any shares subsequently purchased or received as a distribution are credited directly to the shareholder account. No share certificates are issued unless specifically requested in writing to the Trust. Certificates are issued in full shares only. In addition, no certificates are issued for shares purchased by check until 15 business days have elapsed, unless the Trust is reasonably assured that payment for the shares has been collected. There is no charge for certificate issuance.

SYSTEMATIC INVESTMENT PLAN

Shareholders may purchase Fund shares through a Systematic Investment Plan. Under the Plan, Fund Services, Inc., at regular intervals, will automatically debit a shareholder's bank checking account monthly or quarterly in an amount of $100 or more (subject to the $500 minimum initial investment), as specified by the shareholder. The purchase of Fund shares will be effected at their offering price at the close of normal trading on the New York Stock Exchange, Inc. ("NYSE") on or about the 15th day of the month. To obtain an application for the Systematic Investment Plan, write to Distributors at the address shown on the back cover of this Prospectus.

DETERMINING NET ASSET VALUE

The net asset value of the Fund's shares is determined as of the close of normal trading (currently 4:00 p.m., eastern time) on the NYSE each day that the NYSE is open for business. The net asset value per share is computed by dividing the value of the Fund's securities plus any cash and other assets (including dividends accrued but not yet collected) minus all liabilities (including accrued expenses) by the total number of Fund shares outstanding.

Fund assets are valued at current market value or, where unavailable, at fair value as determined in good faith by or under the direction of the Board of Trustees. All investments denominated in foreign currency are valued daily in U.S. dollars on the basis of the then-prevailing exchange rate.

                            REDEMPTION OF FUND SHARES

HOW SHARES MAY BE REDEEMED

Fund shares may be redeemed by mailing redemption requests to the Fund's transfer agent, Fund Services, Inc. at P.O. Box 26305, Richmond, Virginia 23260. Upon receipt at the offices of Fund Services, Inc. of a redemption request in "good order", the shares will be redeemed at the net asset value per share computed at the close of normal trading on the NYSE on that day (subject to the applicable contingent deferred sales charge described below).

A redemption request is considered in "good order" only if:

     1.       The dollar amount or number of shares to be redeemed is indicated.

     2. The written request is signed by the registered owner and by any co-owner of the account in exactly the same name or names used in establishing the account.

     3. Where share certificates have been issued, the written request must be accompanied by such certificates for shares to be redeemed, properly endorsed in form for transfer, and either the share certificates or separate instructions of assignment (stock powers) are signed by each registered owner and co-owner exactly as the shares are registered.

     4. The signatures on any share certificates (or on accompanying stock powers) are guaranteed by a member of the Securities Transfer Agents Medallion Program ("STAMP"), the Stock Exchanges Medallion Program ("SEMP") or the New York Stock Exchange, Inc.'s Medallion Signature Program ("MSP"). Signature guarantees from a notary public are not acceptable.

Redemption requests received after the close of normal trading on the NYSE will be executed at the net asset value per share next computed. The signature(s) on all redemption requests of $10,000 or more must be guaranteed as described in item 4 above.

Redemption proceeds will be forwarded by check within five days of the receipt of a redemption request. If the shares to be redeemed were paid for by check, then to allow clearance the redemption proceeds may be delayed for up to 15 days after the purchase date. The redemption proceeds may be more or less than the original cost.

Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the stockholder of record making the request for redemption. If there is a question concerning the redemption of Fund shares, contact Distributors, your broker or Fund Services, Inc.

Because of the high cost of maintaining small accounts, the Trust reserves the right to redeem shareholder accounts of less than $100 net asset value resulting from redemptions or exchanges. If the Trust elects to redeem such shares, it will notify the shareholder of its intention to do so and provide the shareholder with the opportunity to increase the amount invested to $100 or more within 30 days of notice.

CONTINGENT DEFERRED SALES CHARGE

A contingent deferred sales charge generally is imposed on redemptions of all shares (including any shares received as a purchase bonus ("Bonus Shares")) that were purchased within five years of the redemption date. The contingent deferred sales charge is 2% of the lesser of (1) the net asset value of the shares redeemed or (2) the cost of such shares. No contingent deferred sales charge is imposed on amounts derived from (a) increases in the value of shares redeemed above the original purchases price of such shares due to increases in the net asset value per share of the Fund, (b) reinvestment of dividends or capital gain distributions, or (c) shares redeemed five years or more after their purchase. For purposes of the foregoing, in the event the redemption involves any Bonus Shares, the cost of each share or original purchase price shall be determined by allocating the price paid among the shares paid for by the investor and the Bonus Shares.

The contingent deferred sales charge will be determined as follows:

       2% of amounts redeemed in the first five years after the date of purchase

       0% of amounts redeemed thereafter

In determining whether a contingent deferred sales charge is payable and, if so, the percentage charge applicable, it is assumed that shares held the longest are the first to be redeemed.

With respect to purchases of Fund shares made prior to March 20, 1996, the contingent deferred sales charge will not be imposed on redemptions by officers, directors, full-time employees, and sales representatives of the Adviser or the Distributors, to the extent permitted by law, regulations, and/or interpretations. Fund shares also may be purchased by certain employee benefit plans ("eligible benefit plans") without the imposition of a contingent deferred sales charge. To be an eligible benefit plan, there must be at least 100 initial participants with accounts investing or invested in shares of the Fund. The initial purchase by the eligible benefit plan by or for the benefit of the initial participants of the plan must aggregate not less than $25,000 and subsequent purchases must be at least $100 per account and must aggregate at least $10,000. Purchases by the eligible benefit plan must be made pursuant to a single order and may not be made more often than monthly. A separate account will be established for each participant in the plan. The requirements for initiating or continuing purchases pursuant to an eligible benefit plan may be modified and the offering to such plans may be terminated at any time without prior notice.

For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to Distributors.

                    DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

DIVIDENDS AND OTHER DISTRIBUTIONS

Dividends from the Fund's net investment income, if any, are distributed at least annually. Any net capital gain (the excess of net long-term capital gain over net short-term capital loss) realized from the sale of portfolio securities and net realized gains from foreign currency transactions also are distributed at least annually. Unless the Trust receives instructions to the contrary from a shareholder before the record date, it will be assumed that the shareholder wishes to receive both dividends and capital gain distributions in additional Fund shares. Instructions continue in effect until the Trust is notified in writing that a change is desired. All reinvested dividends and capital gain distributions are reinvested in additional shares of the Fund on the payment date at their net asset value on that day. Account statements are mailed to shareholders evidencing each reinvestment. If the Trust has received instructions that a shareholder wishes to receive dividends and capital gain distributions in cash, and the U.S. Postal Service cannot deliver a check representing the payment thereof, or if any such check remains uncashed for six months, the check(s) will be reinvested in Fund shares at the then current net asset value per share of the Fund and the shareholder's election will be changed so that future distributions will be received in additional Fund shares.

TAXATION OF THE FUND

The Fund is treated as a separate corporation for federal income tax purposes and intends to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), so that it will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of net investment income and net short-term capital gain) and net capital gain that is distributed to its shareholders. To the extent, however, that the Fund does not distribute to its shareholders by the end of any calendar year substantially all of its ordinary income for that year and substantially all of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts, a 4% excise tax will be imposed on the Fund.

TAXATION OF SHAREHOLDERS

Dividends from the Fund's investment company taxable income are taxable to its shareholders, other than tax-exempt entities (including individual retirement accounts and qualified retirement plans), as ordinary income, whether received in cash or reinvested in additional Fund shares, to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gain, when designated as such, are taxable to those shareholders as long-term capital gains, whether received in cash or reinvested in additional Fund shares and regardless of the length of time the shares have been held. Under the Taxpayer Relief Act of 1997 ("Act"), different maximum tax rates apply to net capital gain depending on the taxpayer's holding period and marginal rate of federal income tax -- generally, 28% for gain on capital assets held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) on capital assets held for more than 18 months. The Act, however, does not address the application of these rules to distributions by RICs, including whether a RIC's holding period can be "passed through" to its shareholders. Instead, the Act authorizes the issuance of regulations to do so. Accordingly, shareholders should consult their tax advisers as to the effect of the Act on distributions by the Fund to them of net capital gain.

The Fund advises its shareholders of the tax status of distributions following the end of each calendar year. The Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required with respect to shareholders who otherwise are subject to backup withholding.

A redemption of Fund shares will result in taxable gain or loss to the redeeming shareholder, depending upon whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares. Capital gain on the redemption of Fund shares held for more than one year will be long-term capital gain, in which event it will be subject to federal income tax at the rates indicated above. If a shareholder purchases Fund shares within thirty days after redeeming other Fund shares at a loss, all or a part of that loss will not be deductible and instead will increase the basis of the newly purchased shares.

The foregoing is only a summary of some of the important federal tax considerations generally affecting the Fund and its shareholders; see the Statement of Additional Information for a further discussion. Because other federal, state or local tax considerations may apply, investors are urged to consult their tax advisers.

QUALIFIED RETIREMENT PLANS

An investment in shares of the Fund may be appropriate for individual retirement accounts (including "education individual retirement accounts" and "Roth IRAs," both available to certain taxpayers beginning in 1998), tax deferred annuity plans under section 403(b) of the Code, self-employed individual retirement plans (commonly referred to as "Keogh plans"), simplified employee pension plans and other corporate retirement plans (including section 401(k) plans). Capital gain distributions and dividends received on Fund shares held by any of these accounts or plans are automatically reinvested in additional Fund shares, and taxation thereof is deferred until distributed by the account or plan. Investors who are considering establishing such an account or plan may wish to consult their attorneys or tax advisers with respect to individual tax questions. The option of investing in these accounts or plans through regular payroll deductions may be arranged with Distributors and the employer.

                             PERFORMANCE INFORMATION

From time to time, quotations of the Fund's average annual total return ("Standardized Return") may be included in advertisements, sales literature or shareholder reports. Standardized Return will show percentage rates reflecting the average annual change in the value of an assumed initial investment of $1,000, assuming the investment has been held for periods of one year, five years and ten years as of a stated ending date. If a five and/or ten-year period has not yet elapsed, data will be provided as of the end of a period corresponding to the life of the Fund. Standardized Return reflects deduction of the applicable contingent deferred sales charge imposed on a redemption of shares held for the period and assumes that all dividends and capital gain distributions were reinvested in shares of the Fund.

In addition, the Fund may include in advertisements, sales literature or shareholder reports other total return performance data ("Non-Standardized Return"). Non-Standardized Return shows a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); and it assumes reinvestment of all dividends and capital gain distributions. Non-Standardized Return may be quoted for the same or different periods as those for which Standardized Return is quoted. Non-Standardized Return may consist of cumulative total returns, average annual total returns, year-by-year rates or any combination thereof. Cumulative total return represents the cumulative change in value of an investment in the Fund for various periods. Average annual total return refers to the annual compound rate of return of an investment in the Fund. Non-Standardized Return does not reflect contingent deferred sales charges and would be lower if such charges were included.

The total return of the Fund is increased to the extent that the Adviser waives all or a portion of its advisory fee, or reimbursed all or a portion of the Fund's expenses. Total return figures are based on historical performance of the Fund, show the performance of a hypothetical investment and are not intended to indicate future performance. Additional information about the Fund's performance is contained in the Statement of Additional Information and the Fund's annual report to shareholders, each of which may be obtained without charge by contacting the Trust at the address or telephone numbers on the cover of this Prospectus.

                                   FUND SHARES

The Trust was organized as a Massachusetts business trust in January 1985 under the name American Pension Investors Trust and is registered with the SEC under the 1940 Act as an open-end management investment company. The Trust currently consists of seven separate series: the Growth Fund, the T-1 Treasury Trust, the Capital Income Fund, the Yorktown Classic Value Trust, the Yorktown Value Income Trust, the Treasuries Trust and the Multiple Index Trust. The Board of Trustees may elect to add additional series in the future, although it has no present plan to do so. This Prospectus relates only to shares of the Yorktown Classic Value Trust.

The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value of separate series. Shares of beneficial interest of the Fund, when issued, are fully paid, nonassessable, fully transferable, redeemable at the option of the shareholder and have equal dividend and liquidation rights and noncumulative voting rights. The shares of each series of the Trust will be voted separately except when an aggregate vote of all series is required by the 1940 Act.

The Trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee by vote cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Trust's outstanding shares.

                CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540-6231 is the Fund's custodian. Fund Services, Inc., 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229, is the Fund's transfer and dividend disbursing agent.

                               GENERAL INFORMATION

Fund shareholders are kept informed through semi-annual and annual reports. Any inquiries should be directed in writing to the Trust at P.O. Box 2529, 2303 Yorktown Avenue, Lynchburg, Virginia 24501. Shareholders may direct general telephone inquiries to the Trust at the numbers listed on the back cover of this Prospectus. Telephone inquiries regarding shareholder account information should be directed to the Fund's transfer agent at the number listed on the back cover of this Prospectus.

                                    APPENDIX
                            DESCRIPTION OF SECURITIES

WARRANTS

Warrants are instruments that provide the owner with the right to purchase a specified security, usually an equity security such as common stock, at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. Moreover, they are usually issued by the issuer of the security to which they relate. While warrants may be traded, there is often no secondary market for them. The Fund invests in publicly traded warrants only. To the extent that the market value of the security that may be purchased upon exercise of the warrant rises above the exercise price, the value of the warrant will tend to rise. To the extent that the exercise price equals or exceeds the market value of such security, the warrants will have little or no market value. If warrants remain unexercised at the end of the specified exercise period, they lapse and the Fund's investment in them will be lost. The Fund may not invest more that 5% of its net assets in warrants.

CONVERTIBLE SECURITIES

The Fund may invest in a convertible security which is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics and
(3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the fund is called for redemption, the fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

EXECUTIVE OFFICES
         American Pension Investors Trust
         P.O. Box 2529
         2303 Yorktown Avenue
         Lynchburg, Virginia 24501 (800) 544-6060

INVESTMENT ADVISER
         Yorktown Management & Research Company, Inc.
         P.O. Box 2529
         2303 Yorktown Avenue
         Lynchburg, Virginia 24501
         (800) 544-6060

DISTRIBUTOR
         Yorktown Distributors, Inc.
         P.O. Box 2529
         2303 Yorktown Avenue
         Lynchburg, Virginia 24501
         (800) 544-6060

TRANSFER AND DIVIDEND DISBURSING AGENT
         Fund Services, Inc.
         P.O. Box 26305
         Richmond, Virginia 23260
         (800) 628-4077

CUSTODIAN
         Custodial Trust Company
         101 Carnegie Center
         Princeton, New Jersey 08540-6231

INDEPENDENT AUDITORS
         Coopers & Lybrand L.L.P.
         250 West Pratt Street
         Baltimore, Maryland  21201

No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information and representations must not be relied upon as having been authorized by the Trust or its distributor. This Prospectus does not constitute an offering by the Trust or its distributor in any jurisdiction to any person to whom such offering may not lawfully be made.

                           YORKTOWN VALUE INCOME TRUST
                                 P. O. Box 2529
                              2303 Yorktown Avenue
                            Lynchburg, Virginia 24501
                                 (804) 846-1361
                                 (800) 544-6060


      API Trust ("Trust") is an open-end, management investment company that currently consists of seven separate series. This Prospectus relates only to shares of the Yorktown Value Income Trust ("Fund"), a diversified series of the Trust. Shares of the Fund are offered through Yorktown Distributors, Inc. The Fund's minimum initial investment is $500; subsequent investments must be at least $100.

      The primary investment objective of the Fund is to seek a high level of current income; capital appreciation is a secondary objective. The Fund seeks to achieve these objectives by investing primarily in a broad range of fixed income securities. The Fund is permitted to borrow money in an amount up to one-third of the value of its net assets for investment purposes. Such borrowing constitutes leverage, a speculative technique that increases investment risk. No assurance can be given that the Fund will achieve its investment objectives.

      This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. It should be read and retained for future reference. A Statement of Additional Information, dated October 1, 1997, has been filed with the Securities and Exchange Commission and, as amended from time to time, is incorporated by reference herein. It is available, at no charge, by contacting the Trust at the address or telephone numbers provided above.

      SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

             THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
                BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS
               THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON
                  THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                    This Prospectus is dated October 1, 1997.

                                TABLE OF CONTENTS


TOPIC                                                                     PAGE


PROSPECTUS SUMMARY...........................................................3

TABLE OF FUND EXPENSES.......................................................4

INVESTMENT OBJECTIVES AND POLICIES...........................................5

RISK FACTORS AND OTHER INVESTMENT PRACTICES..................................6

MANAGEMENT OF THE FUND......................................................11

PURCHASE OF FUND SHARES.....................................................12

  Distribution Arrangements.................................................12
  How Shares May Be Purchased...............................................13
  Systematic Investment Plan................................................13
  Determining Net Asset Value...............................................13

REDEMPTION OF FUND SHARES...................................................14

  How Shares May Be Redeemed................................................14
  Contingent Deferred Sales Charge..........................................15

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES....................................16

  Dividends and Other Distributions.........................................16
  Taxation of the Fund......................................................16
  Taxation of Shareholders..................................................16
  Qualified Retirement Plans................................................17

PERFORMANCE INFORMATION.....................................................17

FUND SHARES.................................................................18

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT...........................19

GENERAL INFORMATION.........................................................19

APPENDIX....................................................................22

                               PROSPECTUS SUMMARY

      The following summary is qualified in its entirety by more detailed information in the body of this Prospectus.

                               INVESTMENT POLICIES

      The Fund seeks to achieve its objectives by investing normally at least 65% of its total assets in a broad range of fixed income securities, including U.S. and foreign government securities, corporate debt securities, municipal obligations, mortgaged-backed debt securities, financial service industry obligations, preferred stock and repurchase agreements. See "Investment Objectives and Policies".

                               INVESTMENT ADVISER

      Yorktown Management & Research Company, Inc. (the "Adviser") manages the investments of the Fund according to the Fund's investment objectives and policies. See "Management of the Fund".

                INITIAL/SUBSEQUENT INVESTMENTS AND REDEMPTIONS

      The minimum initial investment is $500; subsequent investments must be at least $100. Shares of beneficial interest in the Fund may be purchased at the net asset value per share next computed after receipt and acceptance of the order by Fund Services, Inc., the Fund's transfer agent. See "How Shares May Be Purchased". Shares may also be redeemed through Fund Services, Inc. Redemptions made within five years of purchase generally will be subject to a contingent deferred sales charge. See "How Shares May Be Redeemed".

                          DIVIDENDS/OTHER DISTRIBUTIONS

      Dividends and other distributions are paid annually from the Fund's net investment income and net capital gain. See "Dividends, Other Distributions and Taxes".

                                  RISK FACTORS

      There  can be no  assurance  that the Fund  will  achieve  its  investment objectives. The Fund may invest in foreign securities, which are subject to risks relating to adverse political and economic developments abroad, fluctuations in currency exchange rates and differing characteristics of foreign economies and markets. In addition, the Fund may invest up to 35% of its assets in securities rated investment grade or lower by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Services ("S&P"). Moody's considers securities rated in the lowest tier of investment grade to have speculative characteristics and Moody's and S&P consider securities rated below investment grade to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. Prior to investment an investor should consider the various types of investments the Fund can make and the risks related to such investments. The Fund may also engage in leveraging, thereby increasing its sensitivity to changes in the value of its portfolio holdings. See "Investment Objectives and Policies" and "Risk Factors and Other Investment Practices".

                             TABLE OF FUND EXPENSES

      The following tables are intended to assist investors in understanding the expenses associated with investing in the Fund.

SHAREHOLDER TRANSACTION EXPENSES
   Sales Load Imposed on Purchases..................................None
   Sales Load Imposed on Reinvested Dividends.......................None
   Maximum Contingent Deferred Sales Charge
      (as a percentage of net asset value)(1).........................2%


Annual Fund Operating Expenses
(as a percentage of average net assets) (2)

   Management Fees.................................................0.75%
   12b-1 Fees......................................................0.90%
   Other Expenses (estimated)......................................0.60%
                                                                   -----

   Total Operating Expenses (estimated)............................2.25%

(1) The maximum 2% contingent deferred sales charge applies to redemptions made within the first five years of purchase. No charge is imposed on redemptions of shares held five years or longer. See "Redemption of Fund Shares".

(2) As the Fund does not have any operating history, "other expenses" have been estimated based on a projected level of average daily net assets of $10 million for the Fund. See "Management of the Fund".

EXAMPLE - A shareholder would pay the following expenses on a $1,000 investment over various time periods assuming a 5% annual rate of return.

                                           1 YEAR                3 YEARS
                                           ------                -------

    Assuming a complete redemption at       $43                    $91
        end of period (1)

    Assuming no redemption                  $23                    $71

    (1) Assumes deduction at time of redemption of the maximum applicable contingent deferred sales charge.

          The Example assumes that all dividends and distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. The 5% annual return assumed in the example is required by regulations of the Securities and Exchange Commission ("SEC") and is not a predication of, and does not represent, the projected or actual performance of Fund shares. The Example should not be considered a representation of past or future expenses. Actual expenses of the Fund may be greater or less than those shown.

                       INVESTMENT OBJECTIVES AND POLICIES

      The primary investment objective of the Fund is to seek a high level of current income; capital appreciation is a secondary objective. The Fund seeks to achieve these objectives by investing primarily in a broad range of fixed income securities.

      Under normal circumstances, at least 65% of the Fund's total assets will be invested in fixed income securities which include, but are not limited to, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government securities"), securities issued or guaranteed by foreign governments (including foreign states, provinces or municipalities) or their agencies, authorities or instrumentalities ("foreign government securities"), U.S. or foreign corporate debt securities, municipal obligations, mortgage-related securities, financial service industry obligations, preferred stock and repurchase agreements. The Fund's remaining assets may be invested in other equity securities which are compatible with the investment objectives of the Fund, including common stocks and common stock equivalents. It is intended that the equity securities will principally be income producing, but the Fund will take advantage of opportunities to realize capital appreciation when the Adviser deems it appropriate.

      The high level of current income which the Fund seeks may generally be obtained from debt securities rated in the lower categories by recognized rating services and from unrated securities. The Fund may invest up to 35% of its assets in fixed income securities that are rated Baa or lower by Moody's, or BBB or lower by S&P or, if unrated, are determined by the Adviser to be of comparable quality. Lower rated debt securities are sometimes referred to as "junk bonds". Lower rated debt securities may have speculative characteristics and may be subject to greater market fluctuations and risk of loss of income and principal than higher rated securities. See "Risks of Lower Rated Securities".

      In seeking to achieve its investment objectives, the Fund will invest in fixed income securities based on the Adviser's analysis without relying on any published ratings. The Fund will invest in a particular security if doing so would be consistent with the Fund's investment objectives and policies described above and if, in the Adviser's view, the increased yield offered, regardless of published ratings, is sufficient to compensate for the assumed risk. Because investments will be based upon the Adviser's analysis rather than on the basis of published ratings, achievement of the investment objectives of the Fund may depend more upon the abilities of the Adviser than would otherwise be the case.

      Because the value of the Fund's portfolio securities will fluctuate depending on market factors, the credit of the issuer and the current interest rate levels, the net asset value of its shares will fluctuate. The average maturity and the mix of the investments of the Fund will vary as the Adviser seeks to provide a high level of income considering the available alternatives in the market. The market value of fixed income securities will generally be affected by changes in the level of interest rates. Because interest rates vary with changes in economic, market, political and other conditions, there can be no assurance that historic interest rates will be indicative of rates which may prevail in the future. Generally, the value of the fixed income securities held by the Fund, and thus the net asset value per share of the Fund, will rise when interest rates decline. Conversely, when interest rates rise, the value of debt securities, and thus the net asset value per share of the Fund, may be expected to decline. Generally, the prices of fixed income securities with longer maturities react more to these interest rate changes. The Adviser will attempt to adjust investments in view of prevailing or anticipated market conditions. There can be no assurance, however, that the investment objectives of the Fund will be achieved or that shareholders will be protected from the risk of loss inherent in any investment.

      The Fund's primary investment objective is fundamental and may not be changed without the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act of 1940 ("1940 Act"). As described in the Statement of Additional Information, certain investment limitations that apply to the Fund also may not be changed without shareholder approval. Unless otherwise indicated, the Fund's secondary investment objective and all other investment policies may be changed by the Trust's Board of Trustees without shareholder approval.

      All investments involve risks, and there can be no assurance that the Fund will achieve its investment objectives. The Fund's net asset value per share will fluctuate based upon changes in the value of its portfolio securities.

                 RISK FACTORS AND OTHER INVESTMENT PRACTICES

      This section contains general information about certain securities the Fund may invest in, the investment techniques the Fund may employ and the risks relating to these practices.

LEVERAGE

      The Fund may engage in leveraging by borrowing up to one-third of the value of its net assets for investment purposes. The 1940 Act requires the maintenance of continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300~ asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Leveraging by the Fund may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest and related costs which may or may not be recovered by appreciation of the securities purchased. The Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. There can be no certainty that the Fund will be able to borrow money when the Adviser seeks to do so or that it will be able to do so on advantageous terms.

HEDGING STRATEGIES

      The Fund may hedge its portfolio investments through the use of options, futures contracts and options on futures contracts. The Fund may also hedge currency risks associated with investments in foreign securities and in particular may hedge its portfolio through the use of forward foreign currency contracts. The objective of a hedging strategy is to protect a profit or offset a loss in a portfolio security from future price erosion or to assure a definite price for a security, stock index, futures contract, or currency. The Fund's ability to use options, futures and forward foreign currency contracts may be limited by market conditions, regulatory limits and tax considerations.

      There are transactional costs connected with using hedging strategies. In addition, the use of hedging strategies involves certain special risks, including (1) imperfect correlation between the hedging instruments and the securities or market sectors being hedged; (2) the possible lack of a liquid secondary market for closing out a particular instrument; (3) the need for additional skills and techniques beyond normal portfolio management; (4) the possibility of losses resulting from market movements not anticipated by the Adviser; and (5) possible impediments to effective portfolio management because of the percentage of the Fund's assets segregated to cover its obligations.

      The Statement of Additional Information contains a more complete description of the characteristics, risks and possible benefits of hedging transactions. New financial products and risk management techniques continue to be developed. The Fund may use these investments and techniques consistent with its investment objectives and regulatory and tax considerations.

U.S. AND FOREIGN GOVERNMENT SECURITIES

      U.S. Government securities in which the Fund may invest include direct obligations of the U.S. Government (such as Treasury bills, notes, bonds and other debt securities) and obligations issued by U.S. Government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Association ("GNMA") certificates) and securities supported primarily or solely by the creditworthiness of the issuer (such as securities of the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the Tennessee Valley Authority).

      Foreign government securities in which the Fund may invest include obligations supported by national, state or provincial governments or similar political subdivisions, debt obligations of supranational entities, debt securities of "quasi-governmental agencies," debt securities denominated in multinational currency units and mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies. Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers.

FOREIGN SECURITIES

      The Fund may invest in foreign equity securities including common stocks, preferred stock and common stock equivalents issued by foreign companies. The Fund may also invest in foreign debt securities. The Fund may also invest in American Depository Receipts, European Depository Receipts and other securities convertible into securities of corporations based in foreign countries. These securities provide a means for investing indirectly in foreign equity or debt securities. See the Statement of Additional Information for more information.

      Investments in foreign securities involve risks relating to adverse political and economic developments abroad as well as those that may result from the differences between the regulation to which U.S. issuers are subject and that applicable to foreign issuers. These risks may include adverse movements in the market value of portfolio securities on days when the Fund's net asset value is not determined, expropriation, withholding taxes on interest, confiscatory taxation, limitations on the use or transfer of the Fund's assets and political or social instability or diplomatic developments. These risks often are heightened to the extent the Fund invests in issuers located in emerging markets or a limited number of countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national products, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Securities of many foreign companies may be less liquid and their prices more volatile than securities issued by comparable U.S. companies.

      Additionally, because foreign securities ordinarily are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of interest earned, gains and losses realized on the sale of securities and net investment income and capital gain, if any, to be distributed to shareholders by the Fund. If the value of a foreign currency rises against the U.S. dollar, the value of the Fund's assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of the Fund's assets denominated in that currency will decrease. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other economic and political conditions. The costs attributable to foreign investing that the Fund must bear frequently are higher than those attributable to domestic investing. For example, the costs of maintaining custody of foreign securities exceed custodian costs related to domestic securities.

LOWER RATED SECURITIES

      The Fund may invest up to 35% of its assets in fixed income securities rated BBB or lower by S&P or Baa or lower by Moody's. Moody's considers securities rated Baa to have speculative characteristics. Moody's and S&P consider below investment grade fixed income securities to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. Fixed income securities rated lower than B may include securities that are in default or face the risk of default with respect to principal or interest. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is the case for higher grade debt securities.

      Investments in debt securities in the lower rating categories or comparable unrated securities generally provide higher yields but involve greater price volatility and risk of loss of principal and interest than investments in securities with higher ratings. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding individual lower rated bonds and the high yield, high risk market may depress the prices for such securities. Companies that issue such high yielding, high risk bonds are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the bonds of such issuers generally is greater than is the case with higher rated bonds. For example, during an economic downturn or recession, highly leveraged issuers of high yield, high risk bonds may experience financial stress, which could adversely affect their ability to make payment of interest and principal and increase the possibility of default.

      The Fund may have difficulty disposing of certain high yield high risk bonds due to the fact that there may be a thin and less active trading market for such bonds. Such bonds may only be sold through a limited number of dealers, and the lack of a liquid secondary market may have an adverse impact on market price and make it more difficult for the Adviser to obtain accurate market quotations for purposes of valuing the assets of the Fund.

      The investment philosophy of the Fund with respect to high yield, high risk bonds is based on the premise that over the long term a broadly diversified portfolio of high yield, high risk fixed income securities should, even taking into account possible losses, provide a higher net return than that achieved on a portfolio of higher rated securities.

MUNICIPAL OBLIGATIONS

      Under certain circumstances municipal obligations may offer the potential for attractive yields relative to other fixed income securities even without taking into consideration the tax-advantaged nature of interest earned on municipal bond investments. At such times the Fund may invest in municipal obligations of varying maturities.

      Municipal obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of bond counsel to the issuer, exempt from federal income tax. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Even though the interest from municipal obligations may be exempt from federal income tax, dividends of the Fund attributable to that interest will be fully taxable to Fund shareholders. The Fund may also invest up to 5% of its total assets in participation interests in municipal obligations.

MORTGAGE-RELATED SECURITIES

      The Fund may invest in mortgage-related securities. Mortgage-related securities provide capital for mortgage loans made to residential homeowners, including securities which represent interests in pools of mortgage loans made by lenders such as savings associations, mortgage bankers, commercial banks, and others. These securities are designed to provide periodic payment of interest and principal to the investor. In effect, these payments are a "pass-through" of the payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as GNMA securities) are described as 'modified pass-through" because they entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment.

      There are three basic types of mortgage-backed securities: (1) those issued or guaranteed by the U.S. Government, its agencies or instrumentalities, such as GNMA, FNMA and FHLMC; (2) those issued by private issuers and collateralized  by securities issued or guaranteed by the U.S.  Government;  and
(3) those issued by private issuers and collateralized by mortgage loans or other mortgage-backed securities without a government guarantee but usually with some form of private credit enhancement. The value of all mortgage-backed securities will vary with the creditworthiness of the issuer, the level and type of collateralization and interest rates. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental regulation or tax policies.

      The yield characteristics of mortgage-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time. The rates of such prepayments can be expected to accelerate as interest rates decline. To the extent the Fund purchases these securities at a premium or discount, prepayment rates will affect yield to maturity. Prepayments also can result in losses on securities purchased at a premium to the extent of the premium. In addition, prepayments usually can be expected to be reinvested at lower interest rates than the original investment. Derivative mortgage-backed securities, such as stripped mortgage-backed securities or residual interests, generally are more sensitive to changes in interest rates, and the market for such securities is less liquid than the market for traditional debt securities and mortgage-backed securities.

FOREIGN CURRENCY TRANSACTIONS

      When the Fund purchases or sells a security denominated in a foreign currency, it may be required to settle the purchase transaction in the relevant foreign currency or to receive the proceeds of the sale in the relevant foreign currency. In either event, the Fund will be obligated to acquire or dispose of the foreign currency by selling or buying an equivalent amount of U.S. dollars.

To effect the conversion of the amount of foreign currency involved in the purchase or sale of a foreign security, the Fund may purchase or sell such foreign currency on a "spot" (i.e. cash) basis.

PORTFOLIO TURNOVER

      The Fund's portfolio turnover rate is expected not to exceed an annual rate of 100% under normal circumstances; however, the portfolio turnover rate may vary from year to year and is not a limiting factor when the Adviser considers portfolio changes appropriate. A higher turnover rate (100% or more) involves correspondingly greater transaction costs and potentially greater tax costs, which are borne by the Fund.

TEMPORARY INVESTMENTS AND OTHER POLICIES

      Pending investment, for liquidity or when the Adviser believes market conditions warrant a defensive position, the Fund temporarily may commit all or any portion of its assets to cash or money market instruments, including repurchase agreements. The Fund may invest up to 15% of its net assets in illiquid securities and up to 10% of its total assets in securities of other investment companies. The Fund may also purchase securities in an amount not in excess of 5% of its total assets on a "when-issued" basis.


                             MANAGEMENT OF THE FUND

      The Trust's Board of Trustees has overall responsibility for the operation of the Fund. Pursuant to that responsibility, the Board has selected the Adviser to act as investment adviser for the Fund. The Adviser, whose address is 2303 Yorktown Avenue, Lynchburg, Virginia 24501, was incorporated under the laws of the State of Maryland in 1984, and is controlled by David D. Basten. Mr. Basten is the portfolio manager of the Trust's other series .

      Services provided by the Adviser as the Fund's investment adviser and administrator include, but are not limited to, the provision of a continuous investment program for the Fund and supervision of all matters relating to the operation of the Fund. Among other things, the Adviser is responsible for making investment decisions and placing orders to buy, sell or hold particular securities, furnishing corporate officers and clerical staff and providing office space, office equipment and office services. In allocating portfolio transactions, the Adviser may take into account the receipt of research, analysis and advice and similar services and the sale of Fund shares and may utilize Yorktown Distributors, Inc., an affiliate of the Adviser.

      For its services, the Adviser receives a monthly fee, calculated daily, payable at an annual rate of 0.75% of the average daily net assets of the Fund. In addition to the advisory fee, the Trust and the Fund are obligated to pay certain expenses that are not assumed by the Adviser or Distributors. These expenses include, among others, securities registration fees, compensation for non-interested trustees, interest expense, taxes, brokerage fees and commissions, custodian charges, transfer agency fees, legal expenses, insurance expenses, association membership dues and the expense of reports to the shareholders, shareholders' meetings and proxy solicitations. The Trust and the Fund are also liable for nonrecurring expenses as may arise, including litigation to which the Trust or a Fund may be a party.


                             PURCHASE OF FUND SHARES

DISTRIBUTION ARRANGEMENTS

      Yorktown Distributors, Inc. ("Distributors"), whose address is 2303 Yorktown Avenue, Lynchburg, Virginia 24501, is the distributor of the Fund's shares. Distributors is an affiliate of the Adviser and is controlled by David D. Basten.

      Under a plan of distribution ("Plan") adopted by the Trust's Board of Trustees pursuant to Rule 12b-1 under the 1940 Act, the Fund pays Distributors, as compensation for Distributors' distribution activities with respect to the Fund, a monthly fee at the annual rate of 0.65% of the average daily net assets of the Fund. In addition, the Fund pays Distributors, as compensation for Distributors' service activities with respect to the Fund and its shareholders, a monthly fee at the annual rate of 0.25% of the average daily net assets of the Fund.

      As distributor of Fund shares, Distributors may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Fund's shares or the servicing and maintenance of shareholder accounts, including, but not limited to, compensation to employees of Distributors; compensation to and expenses, including overhead and telephone and other communication expenses, of Distributors and selected dealers who engage in or support the distribution of shares or who service shareholder accounts; the costs of printing and distributing prospectuses, statements of additional information, and reports for other than existing shareholders; the costs of preparing, printing and distributing sales literature and advertising materials; and internal costs incurred by Distributors and allocated by Distributors to its efforts to distribute shares of the Fund such as office rent, employee salaries, employee bonuses and other overhead expenses.

      Distributors may also pay certain banks, fiduciaries, custodians for public funds, investment advisers and broker-dealers a fee for administrative services in connection with the distribution of Fund shares. Such fees would be based on the average net asset value represented by shares of the administrators' customers invested in the Fund. This fee is in addition to any commissions these entities may receive from Distributors out of the fees it receives pursuant to the Plan, and, if paid, will be reimbursed by the Adviser and not the Fund.

      During the period it is in effect, the Plan obligates the Fund to pay fees to Distributors as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. Thus, even if Distributors' expenses exceed its fees, the Fund will not be obligated to pay more than those fees and, if Distributors' expenses are less than such fees, it will retain the full fee and realize a profit.

HOW SHARES MAY BE PURCHASED

      Application forms for the purchase of Fund shares can be obtained from Distributors or from a broker-dealer which has entered into an agreement with Distributors. The Fund's minimum initial investment is $500 and the minimum for additional investments is $100. An exception to these minimums is granted for payments made pursuant to special plans or if approved by Distributors. All orders will be executed at the net asset value per share next computed after receipt and acceptance of the order by Fund Services, Inc., the Fund's transfer agent.

      The Fund does not impose a front-end sales load when Fund shares are purchased; however, a broker-dealer may charge a fee for selling Fund shares. In addition, Fund shares are subject to a contingent deferred sales charge payable upon certain redemptions. The Trust and Distributors reserve the right to reject any purchase order.

      When Fund shares are initially purchased, an account is automatically established for the shareholder. Any shares subsequently purchased or received as a distribution are credited directly to the shareholder account. No share certificates are issued unless specifically requested in writing to the Trust. Certificates are issued in full shares only. In addition, no certificates are issued for shares purchased by check until 15 business days have elapsed, unless the Trust is reasonably assured that payment for the shares has been collected. There is no charge for certificate issuance.

SYSTEMATIC INVESTMENT PLAN

      Shareholders may purchase Fund shares through a Systematic Investment Plan. Under the Plan, Fund Services, Inc., at regular intervals, will automatically debit a shareholder's bank checking account monthly or quarterly in an amount of $100 or more (subject to the $500 minimum initial investment), as specified by the shareholder. The purchase of Fund shares will be effected at their offering price at the close of normal trading on the New York Stock Exchange, Inc. ("NYSE") on or about the 15th day of the month. To obtain an application for the Systematic Investment Plan, write to Distributors at the address shown on the back cover of this Prospectus.

DETERMINING NET ASSET VALUE

      The net asset value of the Fund's shares is determined as of the close of normal trading (currently 4:00 p.m., eastern time) on the NYSE each day that the NYSE is open for business. The net asset value per share is computed by dividing the value of the Fund's securities plus any cash and other assets (including dividends accrued but not yet collected) minus all liabilities (including accrued expenses) by the total number of Fund shares outstanding.

      Fund assets are valued at current market value or, where unavailable, at fair value as determined in good faith by or under the direction of the Board of Trustees. The amortized cost method of valuation is used to value debt obligations with 60 days or less remaining to maturity, unless the Board of Trustees determines that this does not represent fair value. It should be recognized that judgment may play a greater role in valuing lower rated debt securities because there is less reliable, objective data. All investments denominated in foreign currency are valued daily in U.S. dollars on the basis of the then-prevailing exchange rate.


                            REDEMPTION OF FUND SHARES

HOW SHARES MAY BE REDEEMED

      Fund shares may be redeemed by mailing redemption requests to the Fund's transfer agent, Fund Services, Inc. at P.O. Box 26305, Richmond, Virginia 23260. Upon receipt at the offices of Fund Services, Inc. of a redemption request in "good order", the shares will be redeemed at the net asset value per share computed at the close of normal trading on the NYSE on that day (subject to the applicable contingent deferred sales charge described below).

      A redemption request is considered in "good order" only if:

      1. The dollar amount or number of shares to be redeemed is indicated.

      2. The written request is signed by the registered owner and by any co-owner of the account in exactly the same name or names used in establishing the account.

      3. Where share certificates have been issued, the written request must be accompanied by such certificates for shares to be redeemed, properly endorsed in form for transfer, and either the share certificates or separate instructions of assignment (stock powers) are signed by each registered owner and co-owner exactly as the shares are registered.

      4. The signatures on any share certificates (or on accompanying stock powers) are guaranteed by a member of the Securities Transfer Agents Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York Stock Exchange, Inc.'s Medallion Signature Program ("SMP"). Signature guarantees from a notary public are not acceptable.

      Redemption requests received after the close of normal trading on the NYSE will be executed at the net asset value per share next computed. The signature(s) on all redemption requests of $10,000 or more must be guaranteed as described in item 4 above.

      Redemption proceeds will be forwarded by check within five days of the receipt of a redemption request. If the shares to be redeemed were paid for by check, then to allow clearance the redemption proceeds may be delayed for up to 15 days after the purchase date. The redemption proceeds may be more or less than the original cost.

      Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the stockholder of record making the request for redemption. If there is a question concerning the redemption of Fund shares, contact Distributors, your broker or Fund Services, Inc.

      Because of the high cost of maintaining small accounts, the Trust reserves the right to redeem shareholder accounts of less than $100 net asset value resulting from redemptions or exchanges. If the Trust elects to redeem such shares, it will notify the shareholder of its intention to do so and provide the shareholder with the opportunity to increase the amount invested to $100 or more within 30 days of notice.

CONTINGENT DEFERRED SALES CHARGE

      A contingent deferred sales charge generally is imposed on redemptions made within five years of the date that Fund shares are purchased. The contingent deferred sales charge is 2% of the lesser of (1) the net asset value of the shares redeemed or (2) the cost of such shares. No contingent deferred sales charge is imposed on amounts derived from (a) increases in the value of an account above the total cost of such shares due to increases in the net asset value per share of the Fund, (b) reinvestment of dividends or capital gain distributions, or (c) shares redeemed five years or more after their purchase.

      The contingent deferred sales charge will be determined as follows:

            2% of amounts  redeemed  in the first five years
                  after the date of purchase

            0% of amounts redeemed thereafter

      In determining whether a contingent deferred sales charge is payable and, if so, the percentage charge applicable, it is assumed that shares held the longest are the first to be redeemed.

      The contingent deferred sales charge will not be imposed on redemptions by officers, directors, full-time employees, and sales representatives of Yorktown Management & Research Company, Inc. or Yorktown Distributors, Inc., to the extent permitted by law, regulations, and/or interpretations. Fund shares also may be purchased by certain employee benefit plans ("eligible benefit plans") without the imposition of a contingent deferred sales charge. To be an eligible benefit plan, there must be at least 100 initial participants with accounts investing or invested in shares of the Fund. The initial purchase by the eligible benefit plan by or for the benefit of the initial participants of the plan must aggregate not less than $25,000 and subsequent purchases must be at least $100 per account and must aggregate at least $10,000. Purchases by the eligible benefit plan must be made pursuant to a single order and may not be made more often than monthly. A separate account will be established for each participant in the plan. The requirements for initiating or continuing purchases pursuant to an eligible benefit plan may be modified and the offering to such plans may be terminated at any time without prior notice.

                   DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

DIVIDENDS AND OTHER DISTRIBUTIONS
      Dividends from the Fund's net investment income, if any, are at least annually. Any net capital gain (the excess of net long-term capital gain over net short-term capital loss) realized from the sale of portfolio securities and net realized gains from foreign currency transactions also are distributed at least annually. Unless the Trust receives instructions to the contrary from a shareholder before the record date, it will be assumed that the shareholder wishes to receive both dividends and capital gain distributions in additional Fund shares. Instructions continue in effect until the Trust is notified in writing that a change is desired. All reinvested dividends and capital gain distributions are reinvested in additional shares of the Fund on the payment date at their net asset value on that day. Account statements are mailed to shareholders evidencing each reinvestment. If the Trust has received instructions that a shareholder wishes to receive dividends and capital gain distributions in cash, and the U.S. Postal Service cannot deliver a check representing the payment thereof, or if any such check remains uncashed for six months, the check(s) will be reinvested in Fund shares at the then current net asset value per share of the Fund and the shareholder's election will be changed so that future distributions will be received in additional Fund shares.

TAXATION OF THE FUND

      The Fund is treated as a separate corporation for federal income tax purposes and intends to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), so that it will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of net investment income and net short-term capital gain) and net capital gain that is distributed to its shareholders. To the extent, however, that the Fund does not distribute to its shareholders by the end of any calendar year substantially all of its ordinary income for that year and substantially all of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts, a 4% excise tax will be imposed on the Fund.

TAXATION OF SHAREHOLDERS

      Dividends from the Fund's investment company taxable income are taxable to its shareholders, other than tax-exempt entities (including individual retirement accounts and qualified retirement plans), as ordinary income, whether received in cash or reinvested in additional Fund shares, to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gain, when designated as such, are taxable to those shareholders as long-term capital gains, whether received in cash or reinvested in additional Fund shares and regardless of the length of time the shares have been held. Under the Taxpayer Relief Act of 1997 ("Act"), different maximum tax rates apply to net capital gain depending on the taxpayer's holding period and marginal rate of federal income tax -- generally, 28% for gain on capital assets held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) on capital assets held for more than 18 months. The Act, however, does not address the application of these rules to distributions by RICs, including whether a RIC's holding period can be "passed through" to its shareholders. Instead, the Act authorizes the issuance of regulations to do so. Accordingly, shareholders should consult their tax advisers as to the effect of the Act on distributions by the Fund to them of net capital gain.

      The Fund advises its shareholders of the tax status of distributions following the end of each calendar year. The Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required with respect to shareholders who otherwise are subject to backup withholding.

      A redemption of Fund shares will result in taxable gain or loss to the redeeming shareholder, depending upon whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares. Capital gain on the redemption or exchange of Fund shares held for more than one year will be long-term capital gain, in which event it will be subject to federal income tax at the rates indicated above. If a shareholder purchases Fund shares within thirty days after redeeming other Fund shares at a loss, all or part of that loss will not be deductible and instead will increase the basis of the newly purchased Shares.

      The foregoing is only a summary of some of the important federal tax considerations generally affecting the Fund and its shareholders: see the Statement of Additional Information for a further discussion. Because other federal, state or local tax considerations may apply, investors are urged to consult their tax advisers.

QUALIFIED RETIREMENT PLANS

      An investment in shares of the Fund may be appropriate for individual retirement accounts (including "education individual retirement accounts" and
"Roth IRAs," both available to certain taxpayers beginning in 1998), tax deferred annuity plans under section 403(b) of the Code, self-employed individual retirement plans (commonly referred to as "Keogh plans"), simplified employee pension plans and other corporate retirement plans (including section 401(k) plans). Capital gain distributions and dividends received on Fund shares held by any of these accounts or plans are automatically reinvested in additional Fund shares, and taxation thereof is deferred until distributed by the account or plan. Investors who are considering establishing such an account or plan may wish to consult their attorneys or tax advisers with respect to individual tax questions. The option of investing in these accounts or plans through regular payroll deductions may be arranged with Distributors and the employer.


                             PERFORMANCE INFORMATION

      From time to time, quotations of the Fund's average annual total return ("Standardized Return") may be included in advertisements, sales literature or shareholder reports. Standardized Return will show percentage rates reflecting the average annual change in the value of an assumed initial investment of $1,000, assuming the investment has been held for periods of one year, five years and ten years as of a stated ending date. If a five and/or ten-year period has not yet elapsed, data will be provided as of the end of a period corresponding to the life of the Fund. Standardized Return reflects deduction of the applicable contingent deferred sales charge imposed on a redemption of shares held for the period and assumes that all dividends and capital gain distributions were reinvested in shares of the Fund.

      In addition, the Fund may include in advertisements, sales literature or shareholder reports other total return performance data ("Non-Standardized Return"). Non-Standardized Return shows a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); and it assumes reinvestment of all dividends and capital gain distributions. Non-Standardized Return may be quoted for the same or different periods as those for which Standardized Return is quoted. Non-Standardized Return may consist of cumulative total returns, average annual total returns, year-by-year rates or any combination thereof. Cumulative total return represents the cumulative change in value of an investment in the Fund for various periods. Average annual total return refers to the annual compound rate of return of an investment in the Fund. Non-Standardized Return does not reflect contingent deferred sales charges and would be lower if such charges were included.

      The total return of the Fund is increased to the extent that the Adviser waives all or a portion of its advisory fee, or reimbursed all or a portion of the Fund's expenses. Total return figures are based on historical performance of the Fund, show the performance of a hypothetical investment and are not intended to indicate future performance. Additional information about the Fund's performance is contained in the Statement of Additional Information, which may be obtained without charge by contacting the Trust at the address or telephone numbers on the cover of this Prospectus.


                                   FUND SHARES

      The Trust was organized as a Massachusetts business trust in January 1985 under the name American Pension Investors Trust and is registered with the SEC under the 1940 Act as an open-end management investment company. The Trust currently consists of seven separate series: the Growth Fund, the T-l Treasury Trust, the Capital Income Fund, the Yorktown Classic Value Trust, the Yorktown Value Income Trust, the Treasuries Trust and the Multiple Index Trust. The Board of Trustees may elect to add additional series in the future, although it has no present plan to do so. This Prospectus relates only to shares of the Yorktown Value Income Trust.

      The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value of separate series. Shares of beneficial interest of the Fund, when issued, are fully paid, nonassessable, fully transferable, redeemable at the option of the shareholder and have equal dividend and liquidation rights and noncumulative voting rights. The shares of each series of the Trust will be voted separately except when an aggregate vote of all series is required by the 1940 Act.

      The Trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee by vote cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Trust's outstanding shares.


              CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

      Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540-6231 is the Fund's custodian. Fund Services, Inc., 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229, is the Fund's transfer and dividend disbursing agent.


                               GENERAL INFORMATION

      Fund shareholders are kept informed through semi-annual and annual reports. Any inquiries should be directed in writing to the Trust at P.O. Box 2529, 2303 Yorktown Avenue, Lynchburg, Virginia 24501. Shareholders may direct telephone inquiries to the Trust at the numbers listed on the cover page of this Prospectus.

EXECUTIVE OFFICES
American Pension Investors Trust
P.O. Box 2529
2303 Yorktown Avenue
Lynchburg, Virginia  24501

INVESTMENT ADVISER
Yorktown Management & Research Company, Inc.
P.O. Box 2529
2303 Yorktown Avenue
Lynchburg, Virginia  24501

DISTRIBUTOR
Yorktown Distributors, Inc.
P.O. Box 2529
2303 Yorktown Avenue
Lynchburg, Virginia  24501

CUSTODIAN
Custodial Trust Company
101 Carnegie Center
Princeton, New Jersey 08540-6231

TRANSFER AGENT
Fund Services, Inc.
P.O. Box 26305
Richmond, Virginia  23260

INDEPENDENT AUDITORS
Coopers & Lybrand L.L.P.
250 West Pratt Street
Baltimore, Maryland  21201

      No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information and representations must not be relied upon as having been authorized by the Trust or its distributor. This Prospectus does not constitute an offering by the Trust or its distributor in any jurisdiction to any person to whom such offering may not lawfully be made.

                                    APPENDIX

                                  API TRUST
                             2303 Yorktown Avenue
                          Lynchburg, Virginia 24501
                                (804) 846-1361
                                (800) 544-6060







                     STATEMENT OF ADDITIONAL INFORMATION


      This Statement of Additional Information sets forth information regarding API Trust ("Trust") and three of its series: the Growth Fund, the T-1 Treasury Trust and the Capital Income Fund (collectively the "Funds"). The Growth Fund and Capital Income Fund each seek to achieve their respective investment objective by investing in shares of open-end and closed-end investment companies ("underlying funds"). The T-1 Treasury Trust seeks to achieve its investment objective by investing in U.S. Treasury securities. Yorktown Management & Research Company, Inc. ("Adviser") is the investment adviser and administrator of each Fund; Yorktown Distributors, Inc. ("Distributors") is the distributor of each Fund.


                   ________________________________________


      This Statement of Additional Information is not a prospectus and should be read only in conjunction with the current Prospectus of the relevant Fund dated October 1, 1997, which may be obtained from:

                         Yorktown Distributors, Inc.
                     2303 Yorktown Avenue, P.O. Box 2529
                          Lynchburg, Virginia 24501


                  _________________________________________








                               October 1, 1997

                              TABLE OF CONTENTS


                                                                          Page

INVESTMENT RESTRICTIONS AND POLICIES.........................................3
      Investment Limitations.................................................3
      Ratings of Debt Obligations............................................5
      Repurchase Agreements..................................................5
      Bank Obligations.......................................................6
      Commercial Paper.......................................................6
      Lending of Portfolio Securities........................................6
      Convertible Securities.................................................7
      Illiquid Securities....................................................8
      Industry Concentration.................................................8
      Options Activities.....................................................8
      Futures Contracts......................................................9
      Options on Futures Contracts..........................................10
      Short Sales...........................................................11
      Warrants..............................................................11

MANAGEMENT OF THE TRUST.....................................................12
      Investment Adviser and Administrator..................................12
      Trustees and Officers.................................................14

DISTRIBUTION OF FUND SHARES.................................................16

PORTFOLIO TRANSACTIONS......................................................18

PRICING AND REDEMPTION OF SHARES............................................20
      Determining Net Asset Value...........................................20
      Redemption of Shares..................................................20

PERFORMANCE INFORMATION.....................................................21

TAXATION....................................................................22

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT...........................24

OTHER INFORMATION...........................................................24

FINANCIAL STATEMENTS........................................................25

APPENDIX....................................................................26

                     INVESTMENT RESTRICTIONS AND POLICIES

      The following information supplements the discussion of each Fund's investment objective and policies found in each Fund's Prospectus.


                            Investment Limitations


      A Fund may not:


      1. Purchase any security if, as a result of such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this limitation and provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government securities") or to securities issued by other open-end investment companies.


      2. Purchase any security if, as a result of such purchase, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except this limitation does not apply to U.S. Government securities.


      3. Purchase any security if, as a result of such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, except U.S. Government securities or securities issued by open-end investment companies (for this purpose, the period of operation of any issuer shall include the period of operation of any predecessor issuer or unconditional guarantor of such issuer).


      4. Purchase or sell real estate, except that the Fund may invest in the securities of companies whose business involves the purchase or sale of real estate.


      5. Purchase or sell commodities or commodity contracts including futures contracts.


      6. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs.


      7. Make short sales of securities or purchase securities on margin, except for such short-term credits as may be necessary for the clearance of purchases of portfolio securities.


      8. Make loans, except that the Fund may lend portfolio securities constituting up to 5% of its net assets, may acquire publicly distributed debt securities, and may buy securities with an agreement by the vendor to repurchase them (repurchase agreements).


      9. Borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding the lesser of 10% of the Fund's total assets (valued at cost) or 5% of its total assets (valued at market) and, in any event, only if immediately thereafter there is asset coverage of at least 300%.


      10. Invest in puts, calls, straddles, spreads, or any combinations thereof, except that the Fund may write covered call options as described below.


      11. Mortgage, pledge or hypothecate securities, except in connection with the borrowings permitted under restriction (9) and then only where the market value of the securities mortgaged, pledged or hypothecated does not exceed 15% of the Fund's assets (valued at cost), or 10% of its net assets (valued at market).


      12. Underwrite securities issued by other persons.


      13. Invest in companies for the purpose of exercising management or control.


      14. Purchase or retain the securities of any issuer if, to the knowledge of the Trust's management, the officers or trustees of the Trust and the officers and directors of the investment adviser who each own beneficially more than 0.50% of the outstanding securities of such issuer together own beneficially more than 5% of such securities.


      15. Purchase any securities which would cause more than 2% of the value of the Fund's total assets at the time of such purchase to be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange, or more than 5% of the value of its total assets to be invested in warrants whether or not so listed, such warrants in each case to be valued at the lesser of cost or market, but assigning no value to warrants acquired by the Fund in units with or attached to debt securities.


      16. Issue securities or other obligations senior to the Fund's shares of beneficial interest.


      17. Purchase any security if, as a result of such purchase, more than 10% of the value of the Fund's total assets would be invested in illiquid securities (including repurchase agreements and time deposits maturing in more than seven days) or foreign securities which are not publicly traded in the United States.


      The foregoing investment limitations cannot be changed for any Fund without the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in values of portfolio securities or the amount of total assets will not be considered a violation of any of the Funds' investment policies or restrictions.


      The following investment limitations may be changed for any Fund by the vote of the Trust's Board of Trustees without shareholder approval. No Fund may (1) purchase or otherwise acquire the securities of any open-end investment company (except in connection with a merger, consolidation, acquisition of substantially all of the assets or reorganization of another investment company) if, as a result, the Fund and all of its affiliates would own more than 3% of the total outstanding stock of that company; or (2) invest directly in real estate limited partnerships.


      The underlying funds in which the Growth Fund and Capital Income Fund invest may, but need not, have the same investment objective, policies or limitations as the Fund. Although the Growth Fund and Capital Income Fund may, from time to time, invest in shares of the same underlying fund, the percentage of each Fund's assets so invested may vary, and the Adviser will determine whether such investments are consistent with the investment objective and policies of each particular Fund.


Ratings of Debt Obligations


      Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P") are private services that provide ratings of the credit quality of debt obligations. A description of ratings assigned to corporate debt obligations by Moody's and S&P is included in the Appendix to this Statement of Additional Information. These ratings represent Moody's and S&P's opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. Subsequent to its purchase by an underlying fund, an issue of securities may cease to be rated or its ratings may be reduced below the minimum rating required for purchase by an underlying fund.


Repurchase Agreements


      The Funds may enter into repurchase agreements secured by U.S. Government securities with U.S. banks and dealers. A repurchase agreement is a transaction in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased security. The Fund maintains custody of the underlying security prior to its repurchase; thus, the obligation of the bank or securities dealer to pay the repurchase price on the date agreed to is, in effect, secured by such security. If the value of such security is less than the repurchase price, the other party to the agreement shall provide additional collateral so that at all times the collateral is at least equal to the repurchase price.


      Although repurchase agreements carry certain risks not associated with direct investments in securities, each Fund intends to enter into repurchase agreements only with banks and dealers believed by the Adviser to present minimum credit risks in accordance with guidelines established by the Trust's Board of Trustees. The Adviser will review and monitor the creditworthiness of such institutions under the Board's general supervision. To the extent that the proceeds from any sale of collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the other party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there might be restrictions on the Fund's ability to sell the collateral and the Fund could suffer a loss. Underlying funds also may enter into repurchase agreements with banks and broker-dealers.


Bank Obligations


      The Funds may invest in instruments (including certificates of deposit and bankers' acceptances) of U.S. banks and savings associations that are insured by the Federal Deposit Insurance Corporation. To the extent a Fund invests more than $100,000 in a single bank or savings and loan association, the investment is not protected by federal insurance.


      A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date.


Commercial Paper


      Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. The commercial paper purchased by the Funds consists of direct obligations of domestic issuers that, at the time of investment, are (i) rated Prime-1 by Moody's or A-1 by S&P, (ii) issued or guaranteed as to principal and interest by issuers or guarantors having an existing debt security rating of Aa or better by Moody's or AA or better by S&P or (iii) securities that, if not rated, are, in the opinion of the Adviser, of an investment quality comparable to rated commercial paper in which the Funds may invest. See the Appendix to this Statement of Additional Information for more information on ratings assigned to commercial paper.


Lending of Portfolio Securities


      Each Fund may lend portfolio securities constituting up to 5% of its net assets to brokers, dealers, banks or other institutional investors, provided that (1) the loan is secured by cash or equivalent collateral equal to at least 100% of the current market value of the loaned securities that is maintained with the Trust's custodian while portfolio securities are on loan and (2) the borrower pays the Fund an amount equivalent to any dividends or interest received on such securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. Although a Fund does not have the right to vote securities on loan, the Fund could terminate the loan and regain the right to vote if the vote were considered important. Any underlying fund also may lend its portfolio securities pursuant to similar conditions in an amount not in excess of one-third of its total assets.
Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

Convertible Securities


      An underlying fund may invest in a convertible security which is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.


      The value of a convertible security is a function of its "investment value" (determined by its yield comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.


      A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the fund is called for redemption, the fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Illiquid Securities


      An open-end fund may invest up to 15% of its net assets in securities for which no readily available market exists ("illiquid securities") or securities the disposition of which would be subject to legal restrictions (so-called "restricted securities") and repurchase agreements maturing in more than seven days. A closed-end fund may invest without limit in such securities. A considerable period may elapse between an underlying fund's decision to sell securities and the time when the fund is able to sell such securities. If, during such a period, adverse market conditions were to develop, the underlying fund might obtain a less favorable price than prevailed when it decided to sell.


Industry Concentration


      An underlying fund may concentrate its investments (invest 25% or more of its total assets) within one industry. Because the scope of investment alternatives within an industry is limited, the value of the shares of such an underlying fund may be subject to greater market fluctuation than an investment in a fund that invests in a broader range of securities.


Options Activities


      An underlying fund may write (i.e., sell) call options ("calls") if the calls are "covered" throughout the life of the option. A call is "covered" if the fund owns the optioned securities. When a fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period (usually not more than nine months in the case of common stock) at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the fund will forego any gain from an increase in the market price of the underlying security over the exercise price. Each Fund also is authorized to write covered call options, but has no intention of doing so during the current fiscal year.


      An underlying fund may purchase a call on securities only to effect a "closing transaction," which is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by the fund on which it wishes to terminate its obligation. If the fund is unable to effect a closing transaction, it will not be able to sell the underlying security until the call previously written by the fund expires (or until the call is exercised and the fund delivers the underlying security).


      An underlying fund also may write and purchase put options ("puts"). When a fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the fund at the exercise price at any time during the option period. When a fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. An underlying fund also may purchase stock index puts, which differ from puts on individual securities in that they are settled in cash based on the values of the securities in the underlying index rather than by delivery of the underlying securities. Purchase of a stock index put is designed to protect against a decline in the value of the portfolio generally rather than an individual security in the portfolio. If any put is not exercised or sold, it will become worthless on its expiration date.

      A fund's option positions may be closed out only on an exchange that provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at any given time for any particular option. In this regard, trading in options on certain securities (such as U.S. Government securities) is relatively new, so that it is impossible to predict to what extent liquid markets will develop or continue.


      An underlying fund's custodian, or a securities depository acting for it, generally acts as escrow agent as to the securities on which the fund has written puts or calls, or as to other securities acceptable for such escrow so that no margin deposit is required of the fund. Until the underlying securities are released from escrow, they cannot be sold by the fund.


      In the event of a shortage of the underlying securities deliverable on exercise of an option, the Options Clearing Corporation ("OCC") has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the OCC exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the OCC may impose special exercise settlement procedures.


Futures Contracts


      An underlying fund may enter into futures contracts for the purchase or sale of debt securities and stock indexes. A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date. Futures contracts are traded on designated "contract markets" that, through their clearing corporation, guarantee performance of the contracts.


      Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of debt securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. For example, if an underlying fund holds long-term U.S. Government securities and it anticipates a rise in long-term interest rates (and therefore a decline in the value of those securities), it could, in lieu of disposing of those securities, enter into futures contracts for the sale of similar long-term securities. If rates thereafter increase and the value of the fund's portfolio securities thus declines, the value of the fund's futures contracts would increase, thereby protecting the fund by preventing the net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of debt securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if an underlying fund expects long-term interest rates to decline, it might enter into futures contracts for the purchase of long-term securities so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase while continuing to hold higher-yield short-term securities or waiting for the long-term market to stabilize.


      A stock index futures contract may be used to hedge an underlying fund's portfolio with regard to market risk as distinguished from risk relating to a specific security. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based.


      There are several risks in connection with the use of futures contracts. In the event of an imperfect correlation between the futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the fund than if it had not entered into futures contracts on debt securities or stock indexes.


      In addition, the market prices of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.


      Finally, positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures. There is no assurance that a liquid secondary market on an exchange or board of trade will exist at any particular time.


Options on Futures Contracts


      An underlying fund may purchase and write (sell) put and call options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. A fund may purchase put options on futures contracts in lieu of, and for the same purpose as, a sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract in the same manner as it purchases "protective puts" on securities.


      As with options on securities, the holder of an option on a futures contract may terminate its position by selling an option of the same series. There is no guarantee that such closing transactions can be effected. An underlying fund is required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those applicable to futures contracts described above and, in addition, net option premiums received will be included as initial margin deposits.

      In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. There can be no certainty that liquid secondary markets for all options on futures contracts will develop. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to an underlying fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to the fund when the use of a futures contract would not, such as when there is no movement in the prices of the underlying securities. Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts, as described above.


Short Sales


      An underlying fund may sell securities short. In a short sale, the fund sells securities that it does not own, making delivery with securities "borrowed" from a broker. The fund is then obligated to replace the borrowed securities by purchasing them at the market price at the time of replacement. This price may or may not be less than the price at which the securities were sold by the fund. Until the securities are replaced, the fund is required to pay to the lender any dividends or interest that accrue during the period of the loan. In order to borrow the securities, the fund may also have to pay a premium that would increase the cost of the securities sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.


      The fund also must deposit in a segregated account an amount of cash or U.S. Government securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the sale (not including the proceeds from the short sale). Each day the short position is open, the fund must maintain the segregated account at such a level that the amount deposited in it plus the amount deposited with the broker as collateral (1) equals the current market value of the securities sold short and (2) is not less than the market value of the securities at the time they were sold short. Depending upon market conditions, up to 80% of the value of a fund's net assets may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to a segregated account in connection with short sales.


      A fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased and the amount of any loss increased by the amount of any premium, dividends or interest the fund may be required to pay in connection with the short sale.


Warrants


      An underlying fund may invest in warrants, which are options to purchase a specified security, usually an equity security such as common stock, at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. Moreover, they are usually issued by the issuer of the security to which they relate. While warrants may be traded, there is often no secondary market for them. The prices of warrants do not necessarily move parallel to the prices of the underlying securities. Holders of warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. To the extent that the market value of the security that may be purchased upon exercise of the warrant rises above the exercise price, the value of the warrant will tend to rise. To the extent that the exercise price equals or exceeds the market value of such security, the warrants will have little or no market value. If a warrant is not exercised within the specified time period, it will become worthless and the fund will lose the purchase price paid for the warrant and the right to purchase the underlying security.


                           MANAGEMENT OF THE TRUST


Investment Adviser and Administrator


      Yorktown Management & Research Company, Inc. provides investment advisory and administrative services for the Funds and the Trust pursuant to an Investment Advisory and Administrative Services Agreement ("Advisory Agreement") dated December 28, 1990. The Adviser is controlled, as a result of stock ownership, by David D. Basten. Mr. Basten is a trustee and officer of the Trust.


      The Advisory Agreement provides that, subject to overall supervision by the Board of Trustees, the Adviser shall act as investment adviser and shall manage the investment and reinvestment of the assets of each Fund, obtain and evaluate pertinent economic data relative to the investment policies of each Fund, place orders for the purchase and sale of securities on behalf of each Fund, and report to the Board of Trustees periodically to enable them to determine that the investment policies of each Fund and all other provisions of this Advisory Agreement are being properly observed and implemented.
Under the terms of the Advisory Agreement, the Adviser is further obligated to cover basic administrative and operating services including, but not limited to, bookkeeping, office space and equipment, executive and clerical personnel, and telephone and communications services and to furnish supplies, stationery and postage relating to the Adviser's obligations under the Advisory Agreement.


      For its services, the Adviser receives a monthly fee, calculated daily, payable at an annual rate of 1.00% of the first $100 million of average daily net assets, and 0.75% of average daily net assets exceeding that amount, for the Growth Fund; and a monthly fee, calculated daily, payable at an annual rate of 0.60% of the average daily net assets of the T-1 Treasury Trust and the Capital Income Fund. The advisory fee for the Growth Fund is higher than fees paid by most other investment companies to their investment advisers. The Adviser reduces its advisory fees on a dollar for dollar basis to the extent sales load reallowances, if any, are received by Yorktown Distributors, Inc., with respect to the purchase of portfolio securities by the Growth Fund and Capital Income Fund. See "Distribution of Fund Shares", page 15.


      During the fiscal years ended May 31, 1997, 1996 and 1995, the Growth Fund paid to the Adviser advisory fees in the amounts of $414,919, $433,697 and $226,341, respectively, and the Adviser waived, pursuant to the above-referenced procedure to reduce fees, a portion of its fees during those fiscal years in the amounts of $248,499, $215,209 and $277,136, respectively. During the fiscal year ended May 31, 1997, the T-1 Treasury Trust paid to the Adviser advisory fees in the amount of $6,327, and the Adviser waived a portion of its fees in the amount of $31,634. During the fiscal years ended May 31, 1996 and 1995, the Adviser waived all advisory fees in the amounts of $26,132 and $21,529, respectively. In addition, with respect to the T-1 Treasury Trust, the Adviser reimbursed operating expenses of the Fund in the amounts of $6,460 and $2,923 during the years ended May 31, 1996 and 1995, respectively. During the fiscal years ended May 31, 1997, 1996 and 1995, the Adviser waived all advisory fees in the amounts of $33,229, $21,194 and $18,152, respectively, for the Capital Income Fund.


      In addition to the advisory fees, the Trust and the Funds are obligated to pay certain expenses that are not assumed by the Adviser or Distributors. These expenses include, among others, securities registration fees, compensation for non-interested trustees, interest expense, taxes, brokerage fees, commissions and sales loads, custodian charges, transfer agency fees, certain distribution expenses pursuant to the Rule 12b-1 Plan of Distribution, legal expenses, insurance expenses, association membership dues and the expense of reports to the shareholders, shareholders' meetings and proxy solicitations. The Trust and the Funds are also liable for nonrecurring expenses as may arise, including litigation to which the Trust or a Fund may be a party.


      The Advisory Agreement provides that it may be renewed from year to year with respect to a Fund, provided that renewal is specifically approved at least annually by the affirmative vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of that Fund. In addition, renewal of the Advisory Agreement must be approved by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any such party. Any approval of the Advisory Agreement or the renewal thereof with respect to a Fund shall be effective to continue the Advisory Agreement with respect to that Fund notwithstanding that (a) the Advisory Agreement or the renewal thereof has not been approved by any other Fund or (b) the Advisory Agreement or renewal has not been approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.


      The Advisory Agreement may be terminated as to a Fund, without penalty, by the Board of Trustees or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, on 60 days' written notice to the Adviser or by the Adviser on 60 days' written notice to the Trust. The Advisory Agreement may not be terminated by the Adviser unless another investment advisory agreement has been approved by the Fund in accordance with the 1940 Act. The Advisory Agreement terminates automatically upon assignment (as defined in the 1940 Act).

      Trustees and Officers


      Information concerning the trustees and officers of the Trust is set forth below.

Name, Age, Position(s) Held             Principal Occupation(s)
With the Trust and Address              During Past Five Years

David D. Basten; 46 *                   President and Director, York-
President and Trustee                   town Management & Research
P.O. Box 2529                           Company, Inc.; President and
2303 Yorktown Avenue                    Director, Yorktown Distribu-
Lynchburg, Virginia  24501              tors, Inc.; President,
                                        Yorktown Financial Corp.
                                        (insurance); Vice President,
                                        The Travel Center of Virginia,
                                        Inc.; Partner, The Rivermont
                                        Company (real estate);
                                        Partner, Maban Enterprises
                                        (real estate development);
                                        Managing Partner, Basten-Mason
                                        Properties (real estate);
                                        Managing Partner, D.A.D., A
                                        Virginia General Partnership
                                        (real estate). He is the
                                        brother of Louis B. Basten III
Louis B. Basten III; 54 *               Secretary/Treasurer and
Secretary/Treasurer and Trustee         Director, Yorktown Management
P.O. Box 2529                           & Research Company, Inc.;
2303 Yorktown Avenue                    Secretary/Treasurer and
Lynchburg, Virginia  24501              Director, Yorktown
                                        Distributors, Inc.; President,
                                        Mid-State Insurance;
                                        Secretary/Treasurer, The
                                        Travel Center of Virginia,
                                        Inc.; Managing Partner, The
                                        Rivermont Company (real
                                        estate). He is the brother of
                                        David D. Basten.
Mark A. Borel; 45                       President, Borel Construction
Trustee                                 Company, Inc.; President,
P.O. Box 640                            River Properties, Inc. (real
Lynchburg, Virginia  24505              estate); President, MOBOWAD,
                                        Inc. (real estate); Vice
                                        President/Secretary, BOWAD,

                                        Inc. (real estate); Partner,
                                        James Riviera, L.L.C. (real
                                        estate)
Stephen B. Cox; 49                      Vice-President of Operations,
Trustee                                 Span America Medical Systems,
Route 5 Box 284                         Inc. (medical equipment
Bedford, Virginia  24523                supplier)

G. Edgar Dawson III; 41                 Shareholder, Officer and
Trustee                                 Director, Petty, Livingston,
725 Church Street                       Dawson, Devening & Richards,
Suite 1300                              P.C. (law firm); prior to
Lynchburg, Virginia  24505              January 1995, he was a partner
                                        at the same firm.
Wayne C. Johnson; 44                    Director of Personnel,
Trustee                                 C.B. Fleet Company, Inc.
Route 2 Box 438                         (pharmaceuticals)
Forest, Virginia  24551

Charles D. Foster; 37                   Chief Financial Officer,
Chief Financial Officer                 Yorktown Management & Re-
P.O. Box 2529                           search Company, Inc.; Chief
2303 Yorktown Avenue                    Financial Officer, Yorktown
Lynchburg, Virginia  23501              Distributors, Inc.

M. Dennis Stratton; 34                  Controller, Yorktown Manage-
Controller                              ment & Research Company, Inc.;
P.O. Box 2529                           Controller, Yorktown Distribu-
2303 Yorktown Avenue                    tors, Inc.
Lynchburg, Virginia  24501


______________________
* "Interested Person" of the Trust as defined in the 1940 Act by virtue of his position with the Adviser and Distributors.


      On August 31, 1997, the trustees and the officers of the Trust as a group owned beneficially, or may be deemed to have owned beneficially, less than 1% of the outstanding shares of the Growth Fund, T-1 Treasury Trust and Capital Income Fund. Because the Adviser performs substantially all of the services necessary for the operation of the Trust and the Funds, the Trust requires no employees. No officer, director or employee of the Adviser currently receives any compensation from the Trust for acting as a trustee or officer.

      The Trust pays trustees who are not "interested persons" of the Trust $900 per meeting of the board. For the fiscal year ended May 31, 1997, David
D. Basten, President and Trustee and Louis B. Basten III, Secretary/Treasurer and Trustee received no compensation from the Trust. Trustees Mark A. Borel and Wayne C. Johnson each received total compensation from the Trust amounting to $3,600. Trustees Stephen B. Cox and G. Edgar Dawson III each received total compensation from the Trust amounting to $2,700. There are no pension or retirement benefits accrued as part of the Trust's expenses and there are no estimated annual benefits to be paid upon retirement.


                         DISTRIBUTION OF FUND SHARES


      Yorktown Distributors, Inc., located at 2303 Yorktown Avenue, Lynchburg, Virginia, acts as distributor of shares under a distribution agreement with the Trust dated December 28, 1990 ("Distribution Agreement") that requires Distributors to use its best efforts to sell shares of the Funds. Shares of the Funds are offered continuously. Payments by the Funds to compensate Distributors for its activities are authorized under the Distribution Agreement and made in accordance with a plan of distribution adopted in the manner prescribed by Rule 12b-1 under the 1940 Act ("Plan").


      Under the Plan, the Growth Fund pays Distributors, as compensation for Distributors' distribution activities, a fee of 0.75% per annum, accrued daily and paid monthly, of its average daily net assets; and the T-1 Treasury Trust and Capital Income Fund each pay Distributors, as compensation for Distributors' distribution activities, a fee of 0.25% per annum, accrued daily and paid monthly, of their average daily net assets. In addition, under the Plan each Fund pays Distributors, as compensation for Distributors' service activities, a fee of 0.25% per annum, accrued daily and paid monthly, of their average daily net assets. With respect to the T-1 Treasury Trust, however, Distributors has agreed to limit payments it receives pursuant to the Plan for distribution and service activities to an annual rate of 0.25% of the T-1 Treasury Trust's average daily net assets.


      For the fiscal year ended May 31, 1996, the Growth Fund, T-1 Treasury Trust and Capital Income Fund paid to Distributors aggregate distribution fees of $663,418, $15,817 and $27,691, respectively. For the fiscal year ended May 31, 1997, Distributors waived a portion of the fees due from the T-1 Treasury Trust, which amounted to $15,817. For the same period, Distributors estimates that the following distribution related expenses were incurred on behalf of or allocable to each Fund:

                                                    T-1            Capital
                                Growth            Treas.            Income
                                 Fund              Trust             Fund
                                 ----              -----             ----
(a)   brokers' trail           $600,286           $21,284          $26,943
      commissions
(b)   printing of
      prospectuses                6,394             3,914            4,388
      and statements
      of additional
      information
(c)   allocated
      costs                      56,738
                                 ------           -------           -------
          Total                $663,418           $25,198           $31,331

      "Allocated costs" include various internal costs allocated by Distributors to its distribution efforts. These internal costs encompass office rent and other overhead expenses of Distributors.


      In approving the Plan, the Board considered all relevant factors, including that as the size of each Fund increases, each Fund should experience economies of scale and greater investment flexibility. The Board also considered the compensation to be received by Distributors under the Plan and the benefits that would accrue to the Adviser as a result of the Plan in that the Adviser receives advisory fees that are calculated based upon a percentage of the average net assets of each Fund, which fees would increase if the Plan was successful and the Funds attained and maintained significant asset levels.


      The Plan will remain in effect for one year from the date of approval. Thereafter, the Plan, together with any related agreements, will continue in effect for successive periods of one year so long as such continuance is specifically approved by votes of a majority of both (a) the Trust's Board of Trustees and (b) those trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and have no direct or indirect financial interest in the operation of the Plan or any agreement related to it, cast in person at a meeting called for the purpose of voting on the Plan and such related agreements. The Plan may be terminated at any time with respect to a Fund by vote of a majority of the disinterested trustees or by vote of a majority of the outstanding voting securities of the Fund.


      While the Plan is in effect, the selection and nomination of trustees who are not interested persons of the Trust, as defined in the 1940 Act, shall be committed to the discretion of the trustees who are themselves not interested persons. Under the Plan, any person authorized to direct the disposition of monies paid by the Trust must provide to the Board of Trustees, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

      With respect to the Growth Fund and Capital Income Fund, Distributors also may receive dealer reallowances (up to a maximum of 1% of the public offering price) and/or distribution payments on purchases by the Funds of shares of open-end funds sold with a sales load and/or which have a distribution plan. For the fiscal year ended May 31, 1997, such payments and reallowances amounted to $249,242 and $26,443, respectively, for the Growth Fund and Capital Income Fund.


                            PORTFOLIO TRANSACTIONS


      Subject to policies established by the Trust's Board of Trustees, the Adviser is responsible for the execution of the Funds' portfolio transactions. In executing portfolio transactions, the Adviser seeks to obtain the best net results for the Funds. With respect to purchases of shares of open-end funds subject to a front-end sales load ("Load Fund Shares"), the Adviser anticipates directing, to the extent possible, substantially all of the Funds' orders to Distributors. Where Distributors acts as the dealer with respect to purchases of Load Fund Shares, it retains dealer reallowances on those purchases up to a maximum of 1% of the public offering price of the shares. Distributors is not designated as the dealer on any sales where such reallowance exceeds 1% of the public offering price. In the event Distributors is unable to execute a particular transaction, the Adviser will direct such order to another broker-dealer. With respect to the T-1 Treasury Trust, portfolio securities generally are traded in the over-the-counter market through dealers. Prices paid to dealers in principal transactions generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time.


      Distributors may assist in the execution of Fund portfolio transactions to purchase underlying fund shares for which it may receive distribution payments from the underlying funds or their underwriters or sponsors in accordance with the normal distribution arrangements of those funds. These payments are separate from the dealer reallowances noted above. In providing execution assistance, Distributors receives orders from the Adviser; places them with the underlying fund's distributor, transfer agent or other person, as appropriate; confirms the trade, price and number of shares purchased; and assures prompt payment by the Fund and proper completion of the order. See "Distribution of Fund Shares", page 15.


      Distributors may retain brokerage commissions on portfolio transactions of open-end funds held in the Funds' portfolios, including funds which have a policy of considering sales of their shares in selecting broker-dealers for the execution of their portfolio transactions. Payment of brokerage commissions to Distributors on such transactions is not a factor considered by the Adviser in selecting an underlying fund for investment. During the year ended May 31, 1997, no such commissions were received.


      Under the 1940 Act, an open-end fund must sell its shares at the price (including sales load, if any) described in its prospectus, and current rules under the 1940 Act do not permit negotiations of sales charges. Currently, an open-end fund is permitted to impose a front-end sales load of up to 8.5% of the public offering price; provided it does not also impose an asset-based sales charge. The Adviser takes into account the amount of the applicable front-end sales load, if any, when it is considering whether or not to purchase shares of an underlying fund. The Adviser anticipates investing substantially all of each Fund's assets in funds that impose no front-end sales load or impose a front-end sales load of no more than 3% of the public offering price. The Adviser, to the extent possible, seeks to reduce the front-end sales load imposed by purchasing shares pursuant to (i) letters of intent, permitting purchases over time; (ii) rights of accumulation, permitting it to obtain reduced front-end sales loads as it purchases additional shares of an underlying fund; and (iii) rights to obtain reduced front-end sales loads by aggregating its purchases of several funds within a "family" of mutual funds. The Adviser also takes advantage of exchange or conversion privileges offered by any "family" of mutual funds.
In addition to any front-end sales load imposed by an underlying fund, the underlying fund may be subject to annual distribution and service fees of up to an aggregate of 1.00% of the fund's average daily net assets.


      A factor in the selection of brokers is the receipt of research, analysis, advice and similar services. The extent that commissions reflect an element of value for research services cannot be presently determined. To the extent that research services of value are provided by broker-dealers with or through whom the Adviser places the Funds' portfolio transactions, the Adviser may be relieved of expenses that it might otherwise bear. Any research and other services provided by brokers to the Adviser or the Funds is considered to be in addition to and not in lieu of services required to be performed by the Adviser under its Advisory Agreement. For the fiscal year ended May 31, 1997, the Adviser directed $810,050 in portfolio transactions on behalf of the Growth Fund to brokers chosen because they provided research services, for which the Growth Fund paid $4,800 in commissions. The T-1 Treasury Trust and Capital Income Fund did not direct any portfolio transactions to brokers or dealers chosen because they provided research services.


      Another important factor in the selection of brokers is the sale of Fund shares. Where all major factors are equal, the fact that a broker has sold Fund shares may be considered in placing portfolio transactions.


      The Trust expects that purchases and sales of money market instruments will usually be principal transactions and purchases and sales of other debt securities may be principal transactions. Money market instruments are generally purchased directly from the issuer or from an underwriter or market maker for the securities and other debt securities may be purchased in a similar manner. Purchases from underwriters include an underwriting commission or concession and purchases from dealers serving as market makers include the spread between the bid and asked price. Where transactions are made in the over-the-counter market, the Funds will deal with the primary market makers unless more favorable prices are obtainable elsewhere.


      The policy of the Trust with respect to portfolio transactions is reviewed by the Board from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.


      During the fiscal years ended May 31, 1997, May 31, 1996 and May 31, 1995, the Funds paid the following amounts in brokerage commissions.

                                             Fiscal Year Ended
                                             -----------------

                                5/31/97           5/31/96          5/31/95
                                -------           -------          -------

Growth Fund                     $26,800           $11,447          $80,653

T-1 Treasury Trust                   $0               $60               $0

Capital Income
Fund                             $5,382                $0              $50




      The portfolio turnover rate may vary greatly from year to year for any Fund and will not be a limiting factor when the Adviser deems portfolio changes appropriate. The annual portfolio turnover rate is calculated by dividing the lesser of a Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the Fund during the year.


                       PRICING AND REDEMPTION OF SHARES


Determining Net Asset Value


      The net asset value per share of a Fund is determined as of the close of normal trading (currently 4:00 p.m., eastern time) on the New York Stock Exchange, Inc. ("NYSE") on each Monday through Friday when the NYSE is open. Currently, the NYSE is closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


Redemption of Shares


      Each Fund will redeem its shares at the net asset value per share next determined after receipt of a request for redemption or an order for repurchase that is in "good order." Redemptions or repurchases may be suspended at times (i) when the NYSE is closed (other than customary weekends and holidays) or trading on the NYSE is restricted, (ii) when an emergency exists (as determined by the SEC) making disposal of portfolio securities or the valuation of the assets of the Funds not reasonably practicable or (iii) as the SEC may otherwise permit.

                           PERFORMANCE INFORMATION


      The Funds' performance data quoted in advertising and other promotional materials ("Performance Advertisements") represents past performance and is not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Prior to November 23, 1994, the T-1 Treasury Trust followed a strategy of using multiple investment styles by investing primarily in the shares of other open-end investment companies. Prior to February 22, 1991, the T-1 Treasury Trust invested primarily in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and the Growth Fund and Capital Income Fund invested directly in market securities.


      Average annual total return quotes ("Standardized Return") used in the Funds' Performance Advertisements are calculated according to the following formula:


      P (1 + T)n  =  ERV


where:    P    =  a hypothetical initial payment of $1,000


          T    =  average annual total return


          n    =  number of years


         ERV   =  ending redeemable value of a hypothetical $1,000 payment made at the beginning of that period.


      Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. In calculating the ending redeemable value, all dividends and distributions by the Funds are assumed to have been reinvested at net asset value on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value. The Standardized Return for the fiscal year ended May 31, 1997 for the Growth Fund, T-1 Treasury Trust and Capital Income Fund was 8.32%, 4.13% and 22.43%, respectively. The Standardized Return for the Funds for the five years ended May 31, 1997 was 12.36%, 2.65% and 13.29%, respectively. The Standardized Return for the Growth Fund for the ten years ended May 31, 1997 was 10.13%. The Standardized Return for the Funds since inception was 11.80%, 3.91% and 9.10%, respectively.


      The Funds may also from time to time include in Performance Advertisements total return figures that are not calculated according to the formula set forth above ("Non-Standardized Return"). The Funds calculate Non-Standardized Return for a specified period of time by assuming the investment of $1,000 in shares and assuming the reinvestment of each dividend or other distribution at net asset value. Percentage rates of return are then determined by subtracting the value of the investment at the beginning of the period from the ending value and by dividing the remainder by the beginning value. The Funds' Non-Standardized Return for the fiscal year ended May 31, 1997 for the Growth Fund, T-1 Treasury Trust and Capital Income Fund was 8.32%, 4.13% and 22.43%, respectively. The Non-Standardized Return for the Funds for the five years ended May 31, 1997 was 79.07%, 13.97% and 86.59%, respectively. The Non-Standardized Return for the Growth Fund for the ten years ended May 31, 1997 was 158.66%. Non-Standardized Return for the Funds since inception was 280.18%, 41.96% and 121.73%, respectively.


      Non-Standardized Return may be quoted for the same or different periods as those for which Standardized Return is quoted. Non-Standardized Return may consist of cumulative total returns, average annual total returns, year-by-year rates or any combination thereof. In connection with communicating a Fund's performance information to current or prospective shareholders, the Trust also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or other unmanaged indexes that may assume reinvestment of distributions but generally do not reflect deductions for administrative and management costs.


                                      TAXATION


      In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended, a Fund -- each Fund being treated as a separate corporation for these purposes -- must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain, if any) ("Distribution Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities and certain other income; (2) the Fund must derive less than 30% of its gross income for its current taxable year from the sale or other disposition of securities held for less than three months ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs (including underlying funds) and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities and securities of other RICs (including underlying funds)) of any one issuer.


      Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

      A portion of the dividends from a Fund's investment company taxable income (whether paid in cash or reinvested in additional Fund shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund either directly from U.S. corporations (excluding RICs, among others) or indirectly from such corporations through underlying funds in which it invests. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax. It is not anticipated that any part of the distributions by the T-1 Treasury Trust (which invests exclusively in debt securities and thus receives no dividend income) will be eligible for this deduction.


      Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.


      If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.


      Under certain circumstances, a sales charge incurred by the Growth Fund and the Capital Income Fund on the acquisition of an underlying fund's shares may not be taken into account in determining the gain or loss on the disposition of those shares. Generally, a redemption of an underlying fund's shares will result in taxable gain or loss to the redeeming Fund, depending on whether the redemption proceeds are more or less than the Fund's adjusted basis for the redeemed shares (which normally includes any sales charge paid); an exchange of an underlying fund's shares for shares of another underlying fund normally will have similar tax consequences. However, if a Fund disposes of an underlying fund's shares ("A shares") within 90 days after its purchase thereof and subsequently acquires shares of another underlying fund on which a sales charge normally is imposed or of the same fund ("B shares"), without paying the sales charge (or paying a reduced charge) due to an exchange privilege or a reinstatement privilege, then (1) any gain on the disposition of the A shares will be increased, or the loss thereon decreased, by the amount of the sales charge paid when the A shares were acquired and (2) that amount will increase the adjusted basis of the B shares that were subsequently acquired.


      The T-1 Treasury Trust may acquire zero coupon securities or other securities issued with original issue discount ("OID") such as "stripped" U.S. Treasury securities. As a holder of those securities, that Fund must include in its income the original issue discount that accrues on the securities during the taxable year, even if it receives no corresponding payment on the securities during the year. Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, the T-1 Treasury Trust may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from its cash assets or from the proceeds of sales of portfolio securities, if necessary. That Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss). In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the Short-Short Limitation (applicable to the Fund through the end of its current taxable year), any such gains would reduce that Fund's ability to sell other securities held for less than three months that it might wish to sell in the ordinary course of its portfolio management.


                CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT


      MainStreet Trust Company, P.O. Box 5228, Martinsville, Virginia 24115, serves as the custodian for the Funds. First Community Bank, an affiliate of MainStreet Trust Company, has loans outstanding to Adviser under terms and conditions arrived at without regard to the custodial relationship. Fund Services, Inc., 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229, is the Trust's transfer and dividend disbursing agent.


                             INDEPENDENT ACCOUNTANTS


      Coopers & Lybrand L.L.P., 250 West Pratt Street, Baltimore, Maryland 21201 was appointed by the Trustees to serve as the Trust's independent certified public accountants, providing professional services including (1) audit of the annual financial statements, (2) assistance and consultation in connection with SEC filings and semi-annual reports, including semi-annual financial statements, and (3) preparation of the federal income tax returns filed on behalf of the Funds.


                                OTHER INFORMATION


      The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. The Declaration of Trust states that no shareholder as such shall be subject to any personal liability whatsoever to any person in connection with Trust property or the acts, omissions, obligations or affairs of the Trust. It also states that every written obligation, contract, instrument, certificate, share, other security of the Trust or undertaking made or issued by the Trustees may recite, in substance, that the same is executed or made by them not individually, but as Trustees under the Declaration of Trust, and that the obligations of the Trust under any such instrument are not binding upon any of the Trust's Trustees or shareholders individually, but bind only the Trust estate, and may contain any further recital which they or he may deem applicable, but the omission of such recital shall not operate to bind the Trustees or shareholders individually.


      The Declaration of Trust further provides that the Trust shall indemnify and hold each shareholder harmless from and against all claims and liabilities to which such shareholder may become subject by reason of his being or having been a shareholder, and shall reimburse such shareholder for all legal and other expenses responsibility incurred by him in connection with any such claim or liability. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet it obligations.


      The Prospectus for each Fund and this Statement of Additional Information do not contain all the information included in the Trust's registration statement filed with the SEC under the Securities Act of 1933 and the 1940 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.


      Statements contained in the Funds' Prospectuses and this Statement of Additional Information as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contracts or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.


                                FINANCIAL STATEMENTS


      The financial statements of the Funds for the year ended May 31, 1997, which are included in the Annual Report to Shareholders of the Funds, are hereby incorporated by reference.

APPENDIX

                         DESCRIPTION OF COMMERCIAL PAPER
                                AND BOND RATINGS

Description of Moody's Investors Service, Inc. ("Moody's")
Short-Term Debt Ratings


      Prime-1. Issuers (or supporting institutions) rated Prime-1 ("P-1") have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity. Prime-2. Issuers (or supporting institutions) rated Prime-2 ("P-2") have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


Description of Standard & Poor's ("Standard & Poor's") Commercial Paper
Ratings


      A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation. A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.


Description of Moody's Long-Term Debt Ratings


      Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment at some time in the future;
Baa. Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Description of Standard & Poor's Corporate Debt Ratings


      AAA. Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong; AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree; A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories; BB, B, CCC, CC, C. Debt rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; BB. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating; B. Debt rated

B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating; CCC. Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating; CC. The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating; C. The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating; CI. The rating CI is reserved for income bonds on which no interest is being paid; D. Debt rated D is in payment default. The D rating category is used when interest payments or principal repayments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

                                    API TRUST
                              2303 Yorktown Avenue
                            Lynchburg, Virginia 24501
                                 (804) 846-1361
                                 (800) 544-6060


                       STATEMENT OF ADDITIONAL INFORMATION

                          Yorktown Classic Value Trust
                                       and
                           Yorktown Value Income Trust

      This Statement of Additional Information sets forth information regarding the Yorktown Classic Value Trust ("Value Trust") and the Yorktown Value Income Trust ("Income Trust") (collectively, the "Funds"), each a series of API Trust ("Trust"), an open-end management investment company organized as a Massachusetts business trust. As of the date of this Statement of Additional Information, the Income Trust has not commenced investment operations. Yorktown Management & Research Company, Inc. (the "Adviser") is the investment adviser and administrator of each Fund; Yorktown Distributors, Inc. ("Distributors") is the distributor of each Fund.


                  -----------------------------------------

      This Statement of Additional Information is not a prospectus and should be read only in conjunction with each Fund's current Prospectus dated October 1, 1997, which may be obtained from:

                           Yorktown Distributors, Inc.
                       2303 Yorktown Avenue, P.O. Box 2529
                            Lynchburg, Virginia 24501


                  -----------------------------------------



                                 October 1, 1997

                                TABLE OF CONTENTS


INVESTMENT RESTRICTIONS......................................................4

INVESTMENT POLICIES..........................................................6
  U.S. Government Securities and Related Securities..........................6
  Foreign Securities.........................................................7
  Other Investment Companies.................................................7
  Repurchase Agreements......................................................7
  Bank Obligations...........................................................8
  Loans of Portfolio Securities..............................................8
  Financial Service Industry Obligations.....................................9
  Commercial Paper...........................................................9
  Illiquid Securities........................................................9
  When-Issued Securities.....................................................9
  Short Sales (Against the Box).............................................10

HEDGING STRATEGIES..........................................................10
  General Description of Hedging Strategies.................................10
  Special Risks of Hedging Strategies.......................................11
  Cover for Hedging Strategies..............................................12
  Options Activities........................................................12
  Futures Contracts.........................................................14
  Options on Futures Contracts..............................................15
  Forward Currency Contracts................................................16

MANAGEMENT OF THE FUNDS.....................................................18
  Investment Adviser and Administrator......................................18
  Trustees and Officers.....................................................19

DISTRIBUTION OF FUND SHARES.................................................21

PORTFOLIO TRANSACTIONS......................................................23
  Portfolio Turnover........................................................24

PRICING AND REDEMPTION OF SHARES............................................24
  Determining Net Asset Value...............................................24
  Foreign Securities........................................................25
  Redemption of Shares......................................................25

PERFORMANCE INFORMATION.....................................................25

TAXATION....................................................................26

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT...........................29

INDEPENDENT ACCOUNTANTS.....................................................30

OTHER INFORMATION...........................................................30

FINANCIAL STATEMENTS........................................................31

                             INVESTMENT RESTRICTIONS

      The following investment restrictions are fundamental and, like the Funds' primary investment objectives, may not be changed with respect to a Fund without the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

The Value Trust may not:

      1. Purchase securities of any one issuer if as a result more than 5% of the Fund's total assets would be invested in such issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 50% of the Fund's total assets may be invested without regard to this limitation and provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government securities") or to securities issued by other open-end investment companies;

      2. Purchase any security if, as a result of such purchase, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except this limitation does not apply to U.S. Government securities;

      3. Purchase or sell real estate (including real estate limited partnerships);

      4. Purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell interest rate, stock index and foreign currency futures contracts and options thereon, may engage in transactions in foreign currencies and may purchase or sell options on foreign currencies for hedging purposes;

      5. Make loans, except (a) the purchase of a portion of an issue of debt securities; (b) engaging in repurchase agreements; or (c) engaging in securities loan transactions limited to one- third of the Fund's total assets;

      6. Borrow money, (a) except from a bank in an amount not in excess of one-third of the Fund's net assets; or (b) by engaging in reverse repurchase agreements;

      7. Underwrite securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under federal securities laws; or

      8. Issue senior securities, except as permitted in the 1940 Act and provided that the Fund's use of options, futures contracts and options thereon and currency-related contracts will not be deemed senior securities for this purpose.

The Income Trust may not:

      1. Purchase securities of any one issuer if as a result more than 5% of the Fund's total assets would be invested in such issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation and provided that this limitation does not apply to U.S. Government securities or to securities issued by other open-end investment companies;

      2. Purchase any security if, as a result of such purchase, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except this limitation does not apply to U.S. Government securities;

      3. Purchase or sell real estate (including real estate limited partnerships);

      4. Purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell interest rate, stock index and foreign currency futures contracts and options thereon, may engage in transactions in foreign currencies and may purchase or sell options on foreign currencies for hedging purposes;

      5. Make loans, except (a) the purchase of a portion of an issue of debt securities; (b) engaging in repurchase agreements; or (c) engaging in securities loan transactions limited to one- third of the Fund's total assets;

      6. Borrow money, (a) except from a bank in an amount not in excess of one-third of the Fund's net assets; or (b) by engaging in reverse repurchase agreements;

      7. Underwrite securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under federal securities laws; or

      8. Issue senior securities, except as appropriate to evidence indebtedness that the Fund is permitted to incur, provided that the Fund's use of options, futures contracts and options thereon and currency-related contracts will not be deemed senior securities for this purpose.

      The following investment restrictions are non-fundamental and may be changed by the vote of the Trust's Board of Trustees without shareholder approval. Each Fund may not:

      1. Purchase or retain the securities of any issuer if, to the knowledge of the Fund's management, those trustees or officers of the Trust and the directors and officers of the Adviser who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities;

      2. Invest in oil, gas or other mineral exploration or development programs or leases, provided that the Fund may invest in securities issued by companies engaged in such activities;

      3. Invest more than 15% of its net assets in illiquid securities, a term which means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days;

      4. Make short sales of securities or purchase securities on margin, except
(a) for such short-term credits as may be necessary for the clearance of the purchases of portfolio securities, (b) in connection with the Fund's use of options, futures contracts and options on future contracts and (c) the Fund may sell short "against the box";

      5. Invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of its net assets, which amount may include warrants that are not listed on the New York or American Stock Exchanges, provided that such warrants, valued at the lower of cost or market, do not exceed 2% of the Fund's net assets, and further provided that this restriction does not apply to warrants attached to, or sold as a unit with other securities; or

      6. Purchase any security if as a result the Fund would have more than 5% of its total assets invested in securities of companies which together with any predecessors have been in continuous operation for less than three years.

      If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in values of portfolio securities or the amount of total assets will not be considered a violation of any of the Funds' investment policies or restrictions.

                               INVESTMENT POLICIES

      The following supplements the information contained in each Fund's Prospectus concerning the Funds' investment policies.

U.S. Government Securities and Related Securities

      The Income Trust may invest in U.S. Government securities and related participation interests. In addition, the Income Trust may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. government obligations. Such obligations are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including Treasury Receipts, Treasury Investors Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"). The staff of the Securities and Exchange Commission currently takes the position that custodial receipts are not considered U.S. Government securities.

      Participation interests in U.S. Government securities are pro rata interests in such securities which are generally underwritten by government securities dealers. Certificates of safekeeping for U.S. Government securities are documentary receipts for such obligations. Both participation interests and certificates of safekeeping are traded on exchanges and in the over-the-counter market.

Foreign Securities

      The Funds may invest in foreign equity or debt securities directly or through the use of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and other similar securities convertible into securities of foreign companies. ADRs are receipts typically issued by a U.S. bank evidencing ownership of the underlying foreign securities. EDRs are receipts typically issued by a European bank evidencing ownership of the underlying foreign securities. To the extent the ADR and EDR is issued by a bank unaffiliated with the foreign company issuer of the underlying security, the bank has no obligation to disclose material information about the foreign company issuer.

      Foreign fixed income securities include corporate debt obligations issued by foreign companies and debt obligations of foreign governments or international organizations. This category may include floating rate obligations, variable rate obligations and Yankee dollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on foreign markets).

      Investment income on certain foreign securities in which the Funds may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Funds would be subject.

Other Investment Companies

      The Funds are permitted to invest in other investment companies. However, the Funds will not invest more than 10% of their total assets in securities of other investment companies or invest more than 5% of their total assets in securities of any investment company and will not purchase more than 3% of the outstanding voting stock of any investment company. If a Fund invests in other investment companies, the shareholders of the Fund may be subject to duplicative management fees and other expenses. Investments by the Fund in CMOs and foreign banks that are deemed to be investment companies under the 1940 Act will be included in the limitations on investments in other investment companies (except that the 10% limitation does not apply to debt securities and non-voting preferred stock of foreign banks).

Repurchase Agreements

      A repurchase agreement is a transaction in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased security. The Fund maintains custody of the underlying security prior to its repurchase; thus, the obligation of the bank or securities dealer to pay the repurchase price on the date agreed to is, in effect, secured by such security. If the value of such security is less than the repurchase price, the other party to the agreement shall provide additional collateral so that at all times the collateral is at least equal to the repurchase price.

      Although repurchase agreements carry certain risks not associated with direct investments in securities, each Fund intends to enter into repurchase agreements only with banks and dealers believed by the Adviser to present minimum credit risks in accordance with guidelines established by the Trust's Board of Trustees. The Adviser will review and monitor the creditworthiness of such institutions under the Board's general supervision. To the extent that the proceeds from any sale of collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the other party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there might be restrictions on the Fund's ability to sell the collateral and the Fund could suffer a loss.

Bank Obligations

      The Income Trust may invest in instruments (including certificates of deposit and bankers' acceptances) of U.S. banks and savings associations that are insured by the Federal Deposit Insurance Corporation. To the extent the Income Trust invests more than $100,000 in a single bank or savings association, the investment is not protected by federal insurance.

      A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date.

Loans of Portfolio Securities

      The Fund may lend its portfolio securities in an amount not in excess of 25% of the value of the Fund's total assets. Under the lending policy authorized by the Board of Trustees, the borrower must agree to maintain collateral, in the form of cash or U.S. Government securities, with the Fund's custodian on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and will retain the right to terminate such loans at any time or regain record ownership of such securities in time to vote on any matter when the Board of Trustees determines that regaining such rights is considered to be in the Fund's interest. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral. In order to minimize these risks, the Fund will make loans of securities only to firms deemed creditworthy by the Adviser and only when, in the judgment of the Adviser, the consideration that the Fund will receive from the borrower justifies the risk.

Financial Service Industry Obligations

      The Income Trust may invest in financial service industry obligations. The financial services industry is subject to extensive governmental regulations which may limit both the amounts and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the industry is largely dependent upon the availability and cost of funds for lending purposes, general economic conditions and exposure to credit losses arising from possible financial difficulties of borrowers. Those financial services companies engaged in insurance underwriting may be exposed to adverse competitive conditions which may result in underwriting losses. If the Income Trust's portfolio contains obligations issued by foreign branches of U.S. banks or those issued by foreign banks, it may be subject to additional investment risks. For example, possible actions by foreign governments, including the adoption of governmental restrictions, nationalization of foreign deposits or establishment of exchange controls, might adversely affect the payment of principal and interest on the obligations issued by those branches. In addition, foreign branches of U.S. banks and foreign banks are not subject to all of the federal and state laws and regulations applicable to U.S. banks.

Commercial Paper

      The Income Trust may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. The commercial paper purchased by the Income Trust consists of direct obligations of domestic issuers that, at the time of investment, are (i) rated Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Ratings Services ("S&P"),
(ii) issued or guaranteed as to principal and interest by issuers or guarantors having an existing debt security rating of Aa or better by Moody's or AA or better by S&P or (iii) securities that, if not rated, are, in the opinion of the Adviser, of an investment quality comparable to rated commercial paper in which the Income Trust may invest.

Illiquid Securities

      Each Fund may invest up to 15% of its net assets in securities for which no readily available market exists ("illiquid securities") or securities the disposition of which would be subject to legal restrictions (so-called "restricted securities") and repurchase agreements maturing in more than seven days. A considerable period may elapse between a Fund's decision to sell securities and the time when the Fund is able to sell such securities. If, during such a period, adverse market conditions were to develop, a Fund may obtain a less favorable price than prevailed when it decided to sell.

When-Issued Securities

      The Income Trust may purchase securities in an amount not in excess of 5% of its total assets on a "when-issued" basis. In such transactions, delivery and payment occur at a date subsequent to the date of the commitment to make the purchase. Although the Income Trust will enter into when-issued transactions with the intention of acquiring the securities, the Income Trust may sell the securities prior thereto for investment reasons, which may result in a gain or loss. Acquiring securities in this manner involves a risk that yields available on the delivery date may be higher than those received in such transactions. When the Income Trust agrees to purchase securities on a when-issued basis, its custodian will set aside in a segregated account cash or securities of the U.S. Government and its agencies and instrumentalities with a market value at least equal to the amount of the commitment. If necessary, assets will be added to the account daily so that the value of the account will not be less than the amount of the Income Trust's purchase commitment. Failure of the issuer to deliver the security may result in the Income Trust incurring a loss or missing an opportunity to make an alternative investment.

Short Sales (Against the Box)

      Each Fund may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). A Fund will not engage in short sales involving securities that it does not own or have the right to acquire. A short sale is effected by selling a security in the hope of replacing it by a later purchase at a lower price. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the Fund. The Fund is obligated to replace the securities borrowed at a date in the future. When the Fund sells short, it will establish a margin account with the broker effecting the short sale, and will deposit collateral with the broker.

                               HEDGING STRATEGIES

General Description of Hedging Strategies

      As discussed in each Fund's Prospectus, the Adviser may use a variety of financial instruments ("Hedging Instruments"), including options, futures contracts (sometimes referred to as "futures") and options on futures contracts to attempt to hedge each Fund's portfolio. The Funds' Adviser may also hedge currency risks associated with the Funds' investments in foreign securities through the use of forwarding foreign currency contracts.

      Hedging Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Hedging Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which the Fund has invested or expects to invest. Hedging Instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

      The use of Hedging Instruments is subject to applicable regulations of the Securities and Exchange Commission ("SEC"), the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities. In addition, the Funds' ability to use Hedging Instruments will be limited by tax considerations. See "Taxation."

Special Risks of Hedging Strategies

      The use of Hedging Instruments involves special considerations and risks, as described below. Risks pertaining to particular Hedging Instruments are described in the sections that follow:

      (1) Successful use of most Hedging Instruments depends upon the Adviser's ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular hedging strategy adopted will succeed.

      (2) There might be imperfect correlation, or even no correlation, between price movements of a Hedging Instrument and price movements of the investments being hedged. For example, if the value of a Hedging Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which hedging instruments are traded. The effectiveness of hedges using Hedging Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

      (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because the Adviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Hedging Instrument. Moreover, if the price of the Hedging Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

      (4) A Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Hedging Instruments involving obligations to third parties (i.e., Hedging Instruments other than purchased options). If the Fund were unable to close out its positions in such Hedging Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the positions expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in a Hedging Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the opposite party to the transaction to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

Cover for Hedging Strategies

      The Funds will not use Hedging Instruments for speculative purposes or for purposes of leverage. Transactions using Hedging Instruments, other than purchased options, expose the Funds to an obligation to another party. The Funds will not enter into any such transactions unless they own either (1) an offsetting ("covered") position in securities or other options or futures contracts or (2) cash, receivables and short-term debt securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Funds will comply with SEC guidelines regarding cover for hedging transactions and will, if the guidelines so require, set aside cash or liquid, high-grade debt securities in a segregated account with their custodian in the prescribed amount.

      Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Hedging Instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Options Activities

      Each Fund may write (i.e., sell) covered call options ("calls") on equity and debt securities in which it is authorized to invest. A call is "covered" if a Fund owns the optioned securities. When a Fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period (usually not more than nine months in the case of common stock) at a fixed exercise price regardless of market price changes during the call period. The strategy may be used to provide limited protection against a decrease in the market price of the security. In the event that the market price of the underlying security held by a Fund declines, the amount of the decline will be offset wholly or in part by the amount of the premium received by the Fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, a Fund will be obligated to sell the security at less than its market value. A Fund gives up the ability to sell the portfolio securities used to cover the call option while the option is outstanding.

      Each Fund may purchase a call on securities only to effect a "closing transaction," which is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by the Fund on which it wishes to terminate its obligation. If a Fund is unable to effect a closing transaction, it will not be able to sell the underlying security until the call previously written by the Fund expires (or until the call is exercised and the Fund delivers the underlying security).

      Each Fund may also write and purchase put options ("puts"). When a Fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the Fund at the exercise price at any time during the option period. When a Fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period; thus the potential for loss to the Fund below the exercise price is limited to the option premium paid. The Funds may also purchase stock index puts, which differ from puts on individual securities in that they are settled in cash based on the values of the securities in the underlying index rather than by delivery of the underlying securities. Purchase of a stock index put is designed to protect against a decline in the value of the portfolio generally rather than an individual security in the portfolio. Puts that expire unexercised have no value.

      A Fund's position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at any given time for any particular option. Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on debt securities) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although the Funds will enter into OTC options with dealers that agree to enter into, and that are expected to be capable of entering into, closing transactions with the Fund, there can be no assurance that the Fund would be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the contra-party, the Fund may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, which would result in the Fund having to exercise those options that it has purchased in order to realize any profit. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a covered position with respect to any call option it writes on a security or stock index, the Fund may not sell the underlying security or invest any cash, U.S. Government securities or short-term debt securities used to cover the option during the period it is obligated under such option. This requirement may impair the Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

      The Fund's custodian, or a securities depository acting for it, generally acts as escrow agent as to the securities on which the Fund has written puts or calls, or as to other securities acceptable for such escrow so that no margin deposit is required of the Fund. Until the underlying securities are released from escrow, they cannot be sold by the Funds.

      In view of the risks involved in using the options strategies described above, each Fund has adopted the following investment guidelines to govern its use of such strategies; these guidelines may be modified without shareholder vote:

            (1) a Fund will write only covered options and each such option will remain covered so long as the Fund is obligated under the option;

            (2) a Fund will not write call or put options having aggregate exercise prices greater than 25% of its net assets; and

            (3) a Fund may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options held by the Funds, does not exceed 5% of the Fund's total assets.

      The Funds' activities in the option markets may result in a higher portfolio turnover rate and additional brokerage costs; however, the Funds also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of or as a result of market movements.

Futures Contracts

      The Funds may engage in futures strategies to attempt to reduce the overall investment risk that would normally be expected to be associated with ownership of the securities in which they invest. Each Fund may enter into interest rate and stock index futures contracts. A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date. Futures contracts are traded on designated "contract markets" that, through their clearing corporation, guarantee performance of the contracts.

      A Fund may use interest rate futures contracts to hedge the debt portion of its portfolio against changes in the general level of interest rates. Entering into a futures contract for the sale of debt securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. For example, if a Fund holds long-term U.S. Government securities and it anticipates a rise in long-term interest rates (and therefore a decline in the value of those securities), it could, in lieu of disposing of those securities, enter into futures contracts for the sale of similar long-term securities. If rates thereafter increase and the value of the Fund's portfolio securities thus declines, the value of the Fund's futures contracts would increase, thereby protecting the Fund by preventing the net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of debt securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if a Fund expects long-term interest rates to decline, it might enter into futures contracts for the purchase of long-term securities so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase while continuing to hold higher-yield short-term securities or waiting for the long-term market to stabilize.

      A stock index futures contract may be used to hedge a Fund's portfolio with regard to market risk as distinguished from risk relating to a specific security. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based.

      There are several risks in connection with the use of futures contracts. Successful use by the Funds of futures contracts will depend on the Adviser's ability to predict movements in the direction of the overall securities and interest rate markets which requires different skills and techniques than predicting changes in the prices of individual securities. In the event of an imperfect correlation between the futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Funds may be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in poorer overall performance for the Funds than if they had not entered into futures contracts on debt securities or stock indexes.

      In addition, the market prices of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

      Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, the Funds would continue to be required to make variation margin deposits.

      As is the case with options, the Funds' activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions; however, the Funds also may save on commissions by using futures contracts as a hedge rather than buying or selling individual securities in anticipation of or as a result of market movements.

      In view of the risks involved in using the futures strategies that are described above, each Fund has adopted the following investment guidelines to govern its use of such strategies; these guidelines may be modified without shareholder vote.

            (1) a Fund will not purchase or sell futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and related options and premiums paid for related options would exceed 5% of the Fund's total assets; and

            (2) futures contracts and related options will not be purchased if immediately thereafter more than 30% of the Fund's total assets would be so invested.

Options on Futures Contracts

      The Funds may purchase and write (sell) call options on interest rate and stock index futures contracts. The Funds also may purchase put options on interest rate and stock index futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. A Fund may purchase put options on futures contracts in lieu of, and for the same purpose as, a sale of a futures contract. It also may purchase such options in order to hedge a long position in the underlying futures contract in the same manner as it purchases "protective puts" on securities.

      As with options on securities, the holder of an option on a futures contract may terminate its position by selling an option of the same series. There is no guarantee that such closing transactions can be effected. The Funds would be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by them pursuant to brokers' requirements similar to those applicable to futures contracts described above and, in addition, net option premiums received will be included as initial margin deposits.

      In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. There can be no certainty that liquid secondary markets for all options on futures contracts will develop. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to the Funds because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to the Funds when the use of a futures contract involves risks similar to those arising in the sale of futures contracts, as described above.

Forward Currency Contracts

      The Funds may use forward currency contracts to protect against uncertainty in the level of future foreign currency exchange rates. The Funds will not speculate with forward currency contracts or foreign currency exchange rates.

      The Funds may enter into forward currency contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds or anticipates purchasing, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

      The Funds also may hedge by using forward currency contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund's exposure to foreign currencies that the Adviser believes may rise in value relative to the U.S. dollar or to shift the Fund's exposure to foreign currency fluctuations from one country to another. For example, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used.

      The precise matching of the forward amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if the market value of the security exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. The Fund may enter into forward contracts or maintain a net exposure on such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or (2) the Fund maintains cash, U.S. government securities or liquid, high-grade debt securities in a segregated account in an amount not less than the value of the Fund's total assets committed to the consummation of the contract which value must be marked to market daily. Under normal circumstances, consideration of the prospect for currency parties will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

      At or before the maturity date of a forward contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

      The cost to the Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

      Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

                             MANAGEMENT OF THE FUNDS

Investment Adviser and Administrator

      The Adviser provides investment advisory and administrative services for the Funds and the Trust pursuant to an Investment Advisory and Administrative Services Agreement ("Advisory Agreement") dated October 1, 1992. The Adviser is controlled, as a result of stock ownership, by David D. Basten. Mr. Basten is a trustee and officer of the Trust.

      The Advisory Agreement provides that, subject to overall supervision by the Board of Trustees, the Adviser shall act as investment adviser and shall manage the investment and reinvestment of the assets of each Fund, obtain and evaluate pertinent economic data relative to the investment policies of each Fund, place orders for the purchase and sale of securities on behalf of each Fund, and report to the Board of Trustees periodically to enable them to determine that the investment policies of each Fund and all other provisions of this Advisory Agreement are being properly observed and implemented. Under the terms of the Advisory Agreement, the Adviser is further obligated to cover basic administrative and operating expenses including, but not limited to, office space and equipment, executive and clerical personnel, telephone and communications and postage. The Adviser paid the Funds' organizational expenses.

      For its services, the Adviser receives a monthly fee, calculated daily, payable at an annual rate of 0.90% of the average daily net assets of the Value Trust; and a monthly fee, calculated daily, payable at an annual rate of 0.75% of the average daily net assets of the Income Trust. The advisory fee for the Funds is higher than fees paid by most other investment companies to their investment advisers. For the fiscal years ended May 31, 1997, 1996 and 1995, the Value Trust paid to the Adviser advisory fees in the amount of $69,685, $55,363 and $18,224, respectively, and the Adviser waived $13,937, $14,535 and $29,779 of its fees, respectively.

      In addition to the advisory fees, the Trust and the Funds are obligated to pay certain expenses that are not assumed by the Adviser or Distributors. These expenses include, among others, securities registration fees, compensation for non-interested trustees, interest expense, taxes, brokerage fees and commissions, custodian charges, transfer agency fees, legal expenses, insurance expenses, association membership dues and the expense of reports to the shareholders, shareholders' meetings and proxy solicitations. The Trust and the Funds are also liable for nonrecurring expenses as may arise, including litigation to which the Trust or a Fund may be a party.

      The Advisory Agreement provides that it will remain in effect for two years and may be renewed from year to year thereafter with respect to a Fund, provided that renewal is specifically approved at least annually by the vote of a majority of the outstanding voting securities of that Fund, or by the trustees, including a majority of the trustees who are not parties to the Advisory Agreement or "interested persons" of any such party (by vote cast in person at a meeting called for that purpose). Any approval of the Advisory Agreement or the renewal thereof with respect to a Fund shall be effective to continue the Advisory Agreement with respect to that Fund notwithstanding that
(a) the Advisory Agreement or the renewal thereof has not been approved by the other Fund or (b) the Advisory Agreement or renewal has not been approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.

      The Advisory Agreement may be terminated as to a Fund, without penalty, by the trustees or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, on 60 days' written notice to the Adviser or by the Adviser on 60 days' written notice to the Trust. The Advisory Agreement may not be terminated by the Adviser unless another investment advisory agreement has been approved by the Fund in accordance with the 1940 Act. The Advisory Agreement terminates automatically upon assignment (as defined in the 1940 Act).

Trustees and Officers

      Information concerning the trustees and officers of the Trust is set forth below.

Name, Age, Position(s) Held             Principal Occupation(s)
With the Trust and Address              During Past Five Years

David D. Basten; 46 *                   President   and   Director,    Yorktown
President and Trustee                   Management  & Research  Company,  Inc.;
P. O. Box 2529                          President   and   Director,    Yorktown
2303 Yorktown Avenue                    Distributors,      Inc.;     President,
Lynchburg, Virginia  24501              Yorktown  Financial Corp.  (insurance);
                                        Vice  President,  The  Travel  Center of
                                        Virginia,  Inc.; Partner,  The Rivermont

Name, Age, Position(s) Held             Principal Occupation(s)
With the Trust and Address              During Past Five Years

                                        Company (real  estate);  Partner,  Maban
                                        Enterprises  (real estate  development);
                                        Managing      Partner,      Basten-Mason
                                        Properties   (real   estate);   Managing
                                        Partner,   D.A.D.,  A  Virginia  General
                                        Partnership (real estate). He is the brother of Louis B. Basten III.

Louis B. Basten III; 54 *               Secretary/Treasurer    and    Director,
-------------------
Secretary/Treasurer and Trustee         Yorktown    Management    &    Research
P. O. Box 2529                          Company, Inc.;  Secretary/Treasurer and
2303 Yorktown Avenue                    Director, Yorktown Distributors,  Inc.;
Lynchburg, Virginia  24501              President,     Mid-State     Insurance;
                                        Secretary/Treasurer,  The Travel Center
                                        of Virginia,  Inc.;  Managing  Partner,
                                        The Rivermont  Company  (real  estate).
                                        He is the brother of David D. Basten.

Mark A. Borel; 45                       President,  Borel Construction Company,
-------------
Trustee                                 Inc.;   President,   River  Properties,
P. O. Box 640                           Inc.    (real    estate);    President,
Lynchburg, Virginia  24505              MOBOWAD,   Inc.  (real  estate);   Vice
                                        President/Secretary,  BOWAD, Inc. (real
                                        estate);    Partner,   James   Riviera,
                                        L.L.C. (real estate).

Stephen B. Cox; 49                      Vice-President   of  Operations,   Span
--------------
Trustee                                 America Medical Systems,  Inc. (medical
Route 5 Box 284                         equipment supplier).
Bedford, Virginia  24523

G. Edgar Dawson III; 41                 Shareholder,   Officer  and   Director,
-------------------
Trustee                                 Petty,  Livingston,  Dawson, Devening &
725 Church Street                       Richards,  P.C.  (law  firm);  prior to
Suite 1300                              January  1995,  he was a partner at the
Lynchburg, Virginia  24505              same firm.

Wayne C. Johnson; 44                    Director  of  Personnel,   C.B.   Fleet
----------------
Trustee                                 Company, Inc.  (pharmaceuticals)
Route 2 Box 438
Forest, Virginia  24551

Name, Age, Position(s) Held             Principal Occupation(s)
With the Trust and Address              During Past Five Years

Charles D. Foster; 37                   Chief   Financial   Officer,   Yorktown
Chief Financial Officer                 Management  & Research  Company,  Inc.;
P. O. Box 2529                          Chief   Financial   Officer,   Yorktown
2303 Yorktown Avenue                    Distributors, Inc.
Lynchburg, Virginia  24501

M. Dennis Stratton; 34                  Controller,   Yorktown   Management   &
Controller                              Research  Company,   Inc.;  Controller,
P. O. Box 2529                          Yorktown Distributors, Inc.
2303 Yorktown Avenue
Lynchburg, Virginia  24501
----------------------
* "Interested Person" of the Trust as defined in the 1940 Act by virtue of his position with the Adviser and Distributors.

      On August 31, 1997, the trustees and officers of the Trust as a group owned beneficially, or may be deemed to have owned beneficially, 2.97% of the outstanding shares of the Value Trust. Also as of that date, because of the Adviser's initial ownership of all shares of the Income Trust, Mr. Basten may be deemed to beneficially own 100% of the shares of the Income Trust. Because the Adviser performs substantially all of the services necessary for the operation of the Trust and the Funds, the Trust requires no employees. No officer, director or employee of the Adviser currently receives any compensation from the Trust for acting as a trustee or officer.

      The Trust pays trustees who are not "interested persons" of the Trust $900 per meeting of the board. For the fiscal year ended May 31, 1997, David D. Basten, President and Trustee, and Louis B. Basten III, Secretary/Treasurer and Trustee, receive no compensation from the Trust. Trustees Mark A. Borel and Wayne C. Johnson each received total compensation from the Trust amounting to $3,600. Trustees Stephen B. Cox and G. Edgar Dawson III each received total compensation from the Trust amounting to $2,700. There are no pension or retirement benefits accrued as part of the Trust's expenses and there are no estimated annual benefits to be paid upon retirement.

                           DISTRIBUTION OF FUND SHARES

      Distributors, located at 2303 Yorktown Avenue, Lynchburg, Virginia, acts as distributor of shares under a distribution agreement with the Trust dated October 1, 1992 ("Distribution Agreement") that requires Distributors to use its best efforts to sell shares of the Funds. Shares of the Funds are offered continuously. Payments by the Funds to compensate Distributors for its activities are authorized under the Distribution Agreement and made in accordance with a plan of distribution adopted in the manner prescribed by Rule 12b-1 under the 1940 Act ("Plan"). Under the Plan, each Fund pays Distributors a fee for distribution activities of 0.65% per annum and a fee for service activities of 0.25%, each accrued daily and paid monthly, of their average daily net assets.

      For the fiscal year ended May 31, 1997, the Value Trust paid to Distributors aggregate fees of $83,622. For the same period, Distributors estimates that the following distribution-related expenses were incurred on behalf of or allocable to the Value Trust:


       (a)   printing  of  prospectuses        $ 4,219
             and      statements     of
             additional information

       (b)   allocated costs                    79,403
                                                ------

                   Total                       $83,622

      "Allocated costs" include costs associated with the issuance of shares as a purchase bonus and various internal costs allocated by Distributors to its distribution efforts. These internal costs encompass office rent and other overhead expenses of Distributors.

      In approving the Plan, the Board considered all relevant factors, including that, as the size of each Fund increases, each Fund should experience economies of scale and should have greater investment flexibility. The Board also considered the compensation to be received by Distributors under the Plan.

      The Plan will remain in effect for one year from the date of approval. Thereafter, the Plan, together with any related agreements, will continue in effect for successive periods of one year so long as such continuance is specifically approved by votes of a majority of both (a) the Board of Trustees of the Trust and (b) those trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and have no direct or indirect financial interest in the operation of the Plan or any agreement related to it, cast in person at a meeting called for the purpose of voting on the Plan and such related agreements. The Plan may be terminated at any time with respect to a Fund by vote of a majority of the disinterested trustees or by vote of a majority of the outstanding voting securities of the Fund.

      While the Plan is in effect, the selection and nomination of trustees who are not interested persons of the Trust, as defined in the 1940 Act, shall be committed to the discretion of the trustees who are themselves not interested persons. Under the Plan, any person authorized to direct the disposition of monies paid by the Trust must provide to the Board of Trustees, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

      Distributors may also pay certain banks, fiduciaries, custodians for public funds, investment advisers and broker-dealers a fee for administrative services in connection with the distribution of Fund shares. Such fees would be based on the average net asset value represented by shares of the administrators' customers invested in the Fund. This fee is in addition to any commissions these entities may receive from Distributors out of the fees paid to it by the Fund pursuant to the Plan, and, if paid, will be reimbursed by the Adviser and not the Fund.

      Applicable banking laws prohibit certain deposit-taking institutions from underwriting or distributing securities. There is currently no precedent prohibiting banks from performing administrative services in connection with the distribution of Fund shares. If a bank were prohibited from performing such administrative services, its shareholder clients would be permitted to remain shareholders of a Fund and alternate means of servicing such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

                             PORTFOLIO TRANSACTIONS

      The Adviser is responsible for the execution of each Fund's portfolio transactions and the allocation of brokerage transactions. In effecting portfolio transactions, the Adviser seeks best execution. The determination of what may constitute best execution involves a number of considerations, including the economic effect on the Fund (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Adviser in determining the overall reasonableness of brokerage commissions paid. Purchases from underwriters include an underwriting commission or concession and purchases from dealers serving as market makers include the spread between the bid and asked price. Where transactions are made in the over-the-counter market, the Funds will deal with the primary market makers unless more favorable prices are obtainable elsewhere. For the fiscal years ended May 31, 1997, 1996 and 1995, the Value Trust paid $127,552, $126,702 and
$131,037, respectively, in brokerage commissions.

      A factor in the selection of brokers is the receipt of research, analysis, advice and similar services. To the extent that research services of value are provided by brokers with or through whom the Adviser places the Funds' portfolio transactions, the Adviser may be relieved of expenses that it might otherwise bear. Research services furnished by brokers through which a Fund effects securities transactions may be used by the Adviser in advising other funds, and, conversely, research services furnished to the Adviser by brokers in connection with other funds the Adviser advises may be used by the Adviser in advising a Fund. Research and other services provided by brokers to the Adviser or the Funds is in addition to, and not in lieu of, services required to be performed by the Adviser under its Advisory Agreement. For the fiscal year ended May 31, 1997, the Adviser directed $12,641,463 in portfolio transactions on behalf of the Value Trust to brokers chosen because they provided research services, for which the Value Trust paid $50,831 in commissions.

      Another factor in the selection of brokers is the sale of Fund shares. Where all major factors such as price and execution capability are equal, the fact that a broker has sold Fund shares may be considered in placing portfolio transactions. The Funds reserve the right to pay brokerage commissions to brokers affiliated with the Trust or with affiliated persons of such persons. Any such commissions will comply with applicable securities laws and regulations. In no instance, however, will portfolio securities be purchased from or sold to the Adviser or any other affiliated person. Since the Funds' inception, no brokerage commissions have been paid to such affiliated persons.

      Investment decisions for each Fund are made independently of each other in light of differing considerations. However, the same investment decision may occasionally be made for more than one Fund. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the Funds as to amount according to a formula deemed equitable to the Funds. While in some cases this practice could have a detrimental effect upon the price or quantity of the security as far as a Fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to a Fund.

      The policy of the Trust with respect to brokerage is reviewed by the Board from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

Portfolio Turnover

      The portfolio turnover rate is calculated by dividing the lesser of a Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the Fund during the year.

                        PRICING AND REDEMPTION OF SHARES

Determining Net Asset Value

      Each Fund determines its net asset value per share as of the close of normal trading (currently 4:00 p.m., eastern time) on the New York Stock Exchange ("NYSE") on each business day, which is defined as each Monday through Friday when the NYSE is open. Currently, the NYSE is closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of a Fund is determined by dividing the Fund's total net assets by the number of shares outstanding at the time of calculation. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables and other assets and subtracting liabilities.

      Current value for portfolio securities is determined as follows. A security listed or traded on an exchange is valued at its last sale price on the exchange where it is principally traded. Securities traded over-the-counter ("OTC") and listed on Nasdaq are valued at the last trade price listed on Nasdaq; other OTC securities are valued at the last bid price available prior to valuation. Debt securities that have a remaining maturity of 60 days or less are valued at cost, plus or minus any amortized discount or premium. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Foreign Securities

      Foreign security prices are expressed in their local currency and translated into U.S. dollars at current exchange rates. Any changes in the value of forward contracts due to exchange rate fluctuations are included in the determination of net asset value. Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE. When events materially affecting the value of such securities or exchange rates occur during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board of Trustees.

Redemption of Shares

      The Trust will redeem shares at the net asset value per share next determined after receipt of a request for redemption or an order for repurchase that is in "good order" (as defined in each Fund's Prospectus). Redemptions or repurchases may be suspended at times: (i) when the NYSE is closed (other than customary weekends and holidays) or trading on the NYSE is restricted; (ii) when an emergency exists (as determined by the SEC) making disposal of portfolio securities or the valuation of the assets of the Trust not reasonably practicable; or (iii) as the SEC may otherwise permit.

                             PERFORMANCE INFORMATION

      The Funds' performance data quoted in advertising and other promotional materials ("Performance Advertisements") represents past performance and is not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

      Average annual total return quotes ("Standardized Return") used in the Funds' Performance Advertisements are calculated according to the following formula:

      P (1 + T)n = ERV

where:P     =     a hypothetical initial payment of $1,000
      T     =     average annual total return
      n     =     number of years
      ERV   =     ending redeemable value of a hypothetical $1,000
                  payment made at the beginning of that period.

      Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. In calculating the ending redeemable value, all dividends and other distributions by the Funds are assumed to have been reinvested at net asset value on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value. In calculating the ending redeemable value, the applicable contingent deferred sales charge imposed on a redemption of Fund shares is deducted. The Value Trust's Standardized Return for the fiscal year ended May 31, 1997 and for the period from November 2, 1992 (commencement of operations) to May 31, 1997 was 18.59% and 12.04%, respectively. As of the date of this Statement of Additional Information, the Income Trust has not commenced investment operations.

      The Funds may also from time to time include in performance advertisements total return figures that are not calculated according to the formula set forth above ("Non-Standardized Return"). The Funds calculate Non-Standardized Return for a specified period of time by assuming the investment of $1,000 in shares and assuming the reinvestment of each dividend or other distribution at net asset value. Percentage rates of return are then determined by subtracting the value of the investment at the beginning of the period from the ending value and by dividing the remainder by the beginning value. Contingent deferred sales charges are not taken into account in calculating Non-Standardized Return; the inclusion of those charges would reduce the return. The Value Trust's Non-Standardized Return for the fiscal year ended May 31, 1997 and for the period from November 2, 1992 (commencement of operations) to May 31, 1997 was 20.59% and 69.82%, respectively.

                                    TAXATION

      Each Fund is treated as a separate corporation for federal income tax purposes. In order to qualify or (in the case of the Value Trust) continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended, each Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain and net gains from certain foreign currency transactions, if any) and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income for its current taxable year from the sale or other disposition of securities, or any of the following, that were held less than three months -- options or futures (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) ("Short-Short Limitation");
(3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer.

      If and to the extent a Fund does not distribute to its shareholders by the end of any calendar year substantially all of its ordinary income for that year and its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts, a non-deductible 4% excise tax will be imposed.

      Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in any one of these months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

      A portion of the dividends from a Fund's investment company taxable income (whether paid in cash or reinvested in additional Fund shares) is eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends from U.S. corporations received by a Fund. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction may be subject indirectly to the alternative minimum tax. It is not anticipated that any significant part of the distributions by the Income Trust will be eligible for this deduction.

      If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

      Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

      A Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Fund is a U.S. shareholder (effective after October 31, 1998) -- that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of such stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which probably would have to be distributed because of the distribution requirements described above -- even if those earnings and gain were not received by the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

      Effective for its taxable year beginning June 1, 1998, each Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC's stock over a Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Fund for prior taxable years. A Fund's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election. Regulations proposed in 1992 would provide a similar election with respect to the stock of certain PFICs.

      The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts derived by the Fund with respect to its business of investing in securities or those currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures contracts (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures, and forward contracts thereon, that are not directly related to a Fund's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the Short-Short Limitation if they are held for less than three months.

      If a Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Fund will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent a Fund does not so qualify, it may be forced to defer the closing out of certain options, futures, forward contracts, and/or foreign currency positions beyond the time when it otherwise would be advantageous to do so, in order for the Fund to qualify as a RIC.

      Certain options and futures in which the Funds may invest will be "section 1256 contracts." Section 1256 contracts held by a Fund at the end of each taxable year, other than section 1256 contracts that are part of a "mixed straddle" with respect to which a Fund has made an election not to have the following rules apply, must be "marked-to-market" (that is, treated as sold for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

      Code section 1092 (dealing with straddles) may also affect the taxation of options and futures contracts in which the Funds may invest. Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. Section 1092 also provides certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of straddle transactions are not entirely clear.
      If a Fund has an "appreciated financial position" - generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by the Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

              CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

      Custodial Trust Company ("CTC"), 101 Carnegie Center, Princeton, New Jersey 08540-6231 is the custodian for the Funds. The Value Trust borrows money from CTC in connection with its leveraging activities. Fund Services, Inc., 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229, is the transfer and dividend disbursing agent for the Funds.

                             INDEPENDENT ACCOUNTANTS

      Coopers & Lybrand L.L.P., 250 West Pratt Street, Baltimore, Maryland 21201, was appointed by the Trustees to serve as the Trust's independent certified public accountants, providing professional services including (1) audit of the annual financial statements, (2) assistance and consultation in connection with SEC filings and semi-annual reports, including semi-annual financial statements, and (3) preparation of the federal income tax returns filed on behalf of the Funds.

                                OTHER INFORMATION

      The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. The Declaration of Trust states that no shareholder as such shall be subject to any personal liability whatsoever to any person in connection with Trust property or the acts, omissions, obligations or affairs of the Trust. It also states that every written obligation, contract, instrument, certificate, share, other security of the Trust or undertaking made or issued by the Trustees may recite, in substance, that the same is executed or made by them not individually, but as Trustees under the Declaration of Trust, and that the obligations of the Trust under any such instrument are not binding upon any of the Trust's Trustees or shareholders individually, but bind only the Trust estate, and may contain any further recital which they or he may deem applicable, but the omission of such recital shall not operate to bind the Trustees or shareholders individually.

      The Declaration of Trust further provides that the Trust shall indemnify and hold each shareholder harmless from and against all claims and liabilities to which such shareholder may become subject by reason of his being or having been a shareholder, and shall reimburse such shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations.

      The Prospectuses relating to the Funds and this Statement of Additional Information do not contain all the information included in the Trust's registration statement filed with the SEC under the Securities Act of 1933 and the 1940 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

      Statements contained in the Prospectuses and this Statement of Additional Information as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contracts or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

      The financial statements of the Value Trust for the year ended May 31, 1997, which are included in the Annual Report to Shareholders of the Value Trust, are hereby incorporated by reference. In addition, the audited Statement of Assets and Liabilities of the Income Trust appears on the following pages.

                            PART C. OTHER INFORMATION
                            -------------------------

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS
-------------------------------------------

(a)   Financial Statements:

      Growth Fund, Capital Income Fund, T-1 Treasury Trust and Yorktown Classic Value Trust

      Included in Part A of this Registration Statement:
            Financial highlights for one share of Growth Fund, Capital Income Fund, T-1 Treasury Trust and Yorktown Classic Value Trust.

      Included in Part B of this Registration Statement through incorporation by reference:
            The Annual Reports to Shareholders for the Growth Fund, Capital Income Fund, T-1 Treasury Trust and Yorktown Classic Value Trust for the fiscal year ended May 31, 1997 containing financial statements as of and for the fiscal year ended May 31, 1997 (previously filed with the Securities and Exchange Commission through EDGAR on July 30, 1997, Accession No. 0000916641-97-000747).

      YORKTOWN VALUE INCOME TRUST
      ---------------------------

      Included in Part B of this Registration Statement:
            Statement of Assets and Liabilities at May 31, 1997
            Report of Independent Accountants

(b)   EXHIBITS
      --------

       (1)  (a)   Declaration of Trust 1/
            (b)   Amendment to the Declaration of Trust 2/
      (2)   (a)   By-Laws of the Trust 1/
            (b)   Amendment dated September 16, 1988 to the By-Laws of the
                  Trust 1/
      (3)   Voting Trust Agreement - Not Applicable
      (4) Instrument defining the rights of holders of the Registrant's shares of beneficial interest 1/
      (5)   (a)   Investment Advisory and Administrative Services Agreement
                  for Growth Fund, Capital Income Fund and T-1 Treasury Trust 1/
            (b)   Investment Advisory and Administrative Services Agreement
                  for Yorktown Classic Value Trust and Yorktown Value Income
                  Trust 1/
            (c)   Form of Investment Advisory and Administrative Services
                  Agreement for Multiple Index Trust and Treasuries Trust 2/
      (6)   (a)   Distribution Agreement for Growth Fund, Capital Income Fund
                  and T-1 Treasury Trust 1/
            (b)   Distribution Agreement for Yorktown Classic Value Trust and
                  Yorktown Value Income Trust 1/

            (c)   Form of Distribution Agreement for Multiple Index Trust and
                  Treasuries Trust 2/
      (7) Bonus, Profit-Sharing, Pension or Other Similar Contracts - Not Applicable
      (8)   (a)   Custodian Agreement for Growth Fund, Capital Income Fund
                  and T-1 Treasury Trust 1/
            (b)   Custodian Agreement for Yorktown Classic Value Trust,
                  Multiple Index Trust and Treasuries Trust 1/
      (9) Transfer and Dividend Disbursing Agency Agreement 1/ (10) (a) Opinion and Consent of Counsel 1/
            (b)   Opinion and Consent of Counsel regarding Yorktown Classic
                  Value Trust and Yorktown Value Income Trust 1/
      (11)  (a)   Consent of Independent Accountants regarding Growth Fund,
                  Capital Income Fund, T-1 Treasury Trust and Yorktown
                  Classic Value Trust (filed herewith)
            (b)   Consent of Independent Accountants regarding Yorktown Value
                  Income Trust (filed herewith)
      (12)  Financial  Statements  Omitted  from Item 23 - Not  Applicable
      (13)  Initial  Capitalization  Agreements 1/
      (14)  Prototype for Retirement Plans - Not  Applicable
      (15)  (a)   Rule 12b-1  Plan for Growth  Fund, Capital Income Fund and
                  T-1 Treasury Trust 1/
            (b)   Rule 12b-1 Plan for Yorktown  Classic Value Trust and Yorktown
                  Value Income Trust 1/
            (c)   Form of Subdistribution Agreement 1/

      (16) Performance Information for Growth Fund, T-1 Treasury Trust, Capital Income Fund and Yorktown Classic Value Trust 1/
      (17)  Financial Data Schedule (filed  herewith)
      (18)  Rule 18f-3 Plan - Not Applicable

--------------------------

1/ Incorporated by reference to the identically enumerated Exhibit of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A, filed on September 30, 1996.
2/ Incorporated by reference to the identically enumerated Exhibit of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on April 16, 1997.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
-----------------------------------------------------------------------

None

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES
-----------------------------------------

                                                 Number of Record Shareholders
Title of Class                                      As of August 31, 1997
--------------                                   -----------------------------

Shares of Beneficial Interest of the:
      Growth Fund........................................................4,264
      T-1 Treasury Trust...................................................319
      Capital Income Fund..................................................582
      Yorktown Classic Value Trust.........................................549
      Yorktown Value Income Trust............................................1
      Treasuries Trust ......................................................6
      Multiple Index Trust..................................................29

ITEM 27.  INDEMNIFICATION
-------------------------

      Section 5.1 of Article V of the Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust as such shall be subject to any personal liability whatsoever to any person in connection with Trust Property or the affairs of the Trust, save only that to which they would be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties, or by reason of their reckless disregard of their obligations and duties with respect to such person; and all persons shall look solely to the Trust Property for satisfaction of claims of any nature arising directly or indirectly in connection with the affairs of the Trust. Section 5.1 also provides that if any Trustee, officer, employee or agent, as such, of the Trust is made party to any suit or proceeding to enforce any such liability of the Trust, he shall not, on account thereof, be held to any personal liability.

      Section 5.2 of Article V of the Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of Trust), except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

      Paragraph (a) of Article VI of the By-Laws indemnifies Trustees or officers of the Trust against losses sustained in a legal action by virtue of such person's position with the Trust. Such person must have been acting in good faith and in a manner which the person reasonably believed to be in, or not opposed to, the best interests of the Trust, and in the case of a criminal proceeding, not unlawful.

      The provisions of paragraph (a) do not cover losses sustained in actions brought by or on behalf of the Trust. The provisions of paragraph (b) are similar to those of paragraph (a) but cover losses sustained in actions brought by or in the right of the Trust itself. The required standard of conduct is the same, except that no indemnification may be made if the indemnitee is adjudged liable of negligence or misconduct unless a court determines the indemnitee is entitled to indemnification.

      Paragraph (c) of Article VI allows a Trustee or officer to be indemnified against expenses actually and reasonably incurred without a determination as to the standard of conduct required in paragraphs (a) and (b) if the indemnitee is successful on the merits of an action. Paragraph (d) provides that if such a determination is necessary, it must be made either by a majority vote of Trustees who were disinterested and not parties to the action or by independent legal counsel.

      Paragraph (e) of Article VI provides that expenses in defending an action may be paid in advance if the prospective indemnitee undertakes to repay the expenses if he or she is not found to be entitled to indemnification. A majority of disinterested, non-party Trustees or independent legal counsel must determine that there is reason to believe that the prospective indemnitee ultimately will be found entitled to indemnification before such payment may be made.

      Paragraph  (f) of Article VI  provides  that agents and  employees  of the
Trust  who  are  not  Trustees  or  officers  may  be   indemnified   under  the
above-mentioned standards at the discretion of the Board.

      Paragraph (g) of Article VI provides that indemnification pursuant to that
Article is not exclusive of other rights, continues as to a person who has ceased to be a Trustee or officer and inures to heirs, executors and administrators of such a Person.

      Paragraph (h) of Article VI provides that "nothing in the Declaration or in these By-Laws shall be deemed to protect any Trustee or officer of the Trust against any liability to the Trust or to its Shareholders to which such Person would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Person's office."

      Paragraph (i) of Article VI provides that the Trust may purchase insurance for any persons against liability but that "insurance will not be purchased or maintained by the Trust if the purchase or maintenance of such insurance would result in the indemnification of any Person in contravention of any rule or regulation and/or interpretation of the Securities and Exchange Commission."

      Paragraph 9 of the Investment Advisory and Administrative Services Agreement dated December 28, 1990, provides that except as may be determined by applicable legal standards, Yorktown Management & Research Company, Inc. ("Adviser") shall have no liability to the Trust, or its shareholders or creditors, for any error in business judgment, or for any loss arising out of any investment, or for any other act or omission in performance of its obligations to the Trust pursuant to the Agreement except (1) for actions and omissions constituting violations of the Investment Company Act of 1940 ("1940 Act"), the Securities Act of 1933 ("1933 Act") or other federal securities laws,

(2) in circumstances where the Adviser has failed to conform to reasonable business standards, and (3) by reason of its willful misfeasance, bad faith or reckless disregard of its duties and obligations.

      Paragraph 9 of the Investment Advisory and Administrative Services Agreements dated October 1, 1992 and May 31, 1997, respectively, provides that the Adviser not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or in any event whatsoever, provided that nothing herein shall be deemed to protect, or purport to protect, the Adviser against any liability to the trust or to the security holders of the Trust to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of reckless disregard of its obligations and duties hereunder. No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or Investors, from liability in violation of Section 17(h), 17(i), or 36(b) of the 1940 Act.

      Paragraph 15 of the Distribution Agreements dated December 28, 1990, October 1, 1992 and May 31, 1997, respectively, provides that Yorktown Distributors, Inc. shall not incur liability to the Trust or any third party and shall be indemnified and held harmless by the Trust from and against all taxes (except for such taxes as may be assessed against it in its corporate capacity arising out of its compensation hereunder), charges, expenses, assessments, losses, claims and liabilities (including counsel fees) incurred or assessed against it in connection with the good faith performance of this Agreement, except as such may arise from (a) its own willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or (b) expenses incurred pursuant to this Agreement.

      Registrant undertakes to carry out all indemnification provisions of its Declaration of Trust, By-Laws, and the above-described contracts in accordance with the Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

      Insofar as indemnification for liability arising under the 1933 Act, as amended, may be provided to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
--------------------------------------------------------------
      Information regarding the officers and directors of the Trust's Adviser, Yorktown Management & Research Company, Inc. is included in its Form ADV filed on March 25, 1997 with the Securities and Exchange Commission (registration number 801-23441) and is incorporated herein by reference.

ITEM 29.  PRINCIPAL UNDERWRITERS
--------------------------------

      Yorktown Distributors, Inc. is the distributor of the Trust's shares and does not act as a principal underwriter, depositor or investment adviser for any other investment company at this time. The information set forth below is furnished for those directors or officers of Yorktown Distributors, Inc. who also serve as trustees or officers of the Trust.

                             Positions and              Positions and
Name and Principal           Offices with               Offices with
 Business Address             Underwriter               Registrant
------------------           -------------              -------------

David D. Basten              Director and President     Trustee and President
2303 Yorktown Avenue
Lynchburg, VA 24501

Louis B. Basten III          Director and               Trustee and Secretary/
2303 Yorktown Avenue         Secretary/ Treasurer       Treasurer
Lynchburg, VA 24501

Charles D. Foster            Chief Financial Officer    Chief Financial Officer
2303 Yorktown Avenue
Lynchburg, VA 24501


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS
------------------------------------------

      With the exceptions noted below, Yorktown Management & Research Company, Inc. (2303 Yorktown Avenue, Lynchburg, Virginia 24501) maintains the books, accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 ("1940 Act") and the rules promulgated thereunder.

      Yorktown Distributors, Inc. (2303 Yorktown Avenue, Lynchburg, Virginia 24501) maintains the books, accounts and records required to be maintained pursuant to Rule 31(a)-1(d) under the 1940 Act.

      Fund Services, Inc. (1500 Forest Avenue, Suite 111, Richmond, Virginia 23229), the Fund's transfer and dividend disbursing agent, maintains the books, records and accounts required to be maintained pursuant to Rule 31a-1(b)(2)(iv) under the 1940 Act.

ITEM 31.  MANAGEMENT SERVICES
-----------------------------

      None

ITEM 32.  UNDERTAKINGS
----------------------

      None

                        REPORT OF INDEPENDENT ACCOUNTANTS
                                   -------


To the Board of Trustees of
      the American Pension
      Investors Trust:


      We have audited the accompanying statement of assets and liabilities of the Yorktown Value Income Trust (the "Trust"), one of the portfolios of the American Pension Investors Trust, as of May 31, 1997. This financial statement is the responsibility of the Trust's management. Our responsibility is to express an opinion on this financial statement based on our audit.


      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


      In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of the Yorktown Value Income Trust as of May 31, 1997, in conformity with generally accepted accounting principles.




                                    /s/ Coopers & Lybrand L.L.P.
                                   ---------------------------------------
                                    Coopers & Lybrand L.L.P.

Baltimore, Maryland
June 13, 1997

                           YORKTOWN VALUE INCOME TRUST

                 NOTES TO STATEMENT OF ASSETS AND LIABILITIES
                                  ---------



1.    Organization:


      American Pension Investors Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment
      Company Act of 1940, as amended, as an open-end management investment company. It is composed of seven separate portfolios. The accompanying statement of assets and liabilities includes only the Yorktown Value Income Trust (the "Fund"). The Fund has had no operations, other than those relating to organizational matters, including the issuance of the indicated number of shares of beneficial interest.


      The Fund's primary investment objective is to seek a high level of current income. Capital appreciation is a secondary objective. The Fund will seek to achieve these objectives by investing primarily in a broad range of fixed income securities.


2.    Significant Accounting Policies:


       a.    Portfolio Valuation


             Investments will be carried at value as determined by the last sales price on the exchange where they are principally traded.


       b.    Security Transactions


             Security transactions will be accounted for on the trade date.


3.    Organization Costs:


      All fees and expenses incurred in the organization and initial registration of the Fund and its shares with the Securities and Exchange Commission were paid by Yorktown Management & Research Company, Inc., the Fund's investment advisor.


4.    Distribution Plan and Fees:


      A 2% contingent deferred sales charge will generally be imposed on redemptions made within five years of the date that Fund shares are purchased.

                           YORKTOWN VALUE INCOME TRUST

                       STATEMENT OF ASSETS AND LIABILITIES

                                  May 31, 1997
                                  ----------



Assets:
      Cash                                                  $1,000
                                                            ------

Net assets                                                  $1,000
                                                            ======

Shares of beneficial interest outstanding
      (unlimited number of no par value
      shares authorized)                                       100
                                                               ===

Net asset value and offering price per share                $10.00
                                                            ======



                     The accompanying notes are an integral
                        part of the financial statement.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, American Pension Investors Trust, certifies that this Post-Effective Amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Lynchburg, and Commonwealth of Virginia on the 25th day of September, 1997.

                                    AMERICAN PENSION INVESTORS TRUST


                                    By: /s/ David D. Basten
                                        ---------------------------------
                                        David D. Basten, President


      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE                              TITLE                           DATE
---------                              -----                           ----

/s/ David D. Basten            Trustee and President         September 25, 1997
------------------------       (Principal Executive
David D. Basten                Officer)


/s/ Louis B. Basten III        Trustee                       September 25, 1997
------------------------
Louis B. Basten III

/s/ Mark A. Borel              Trustee                       September 25, 1997
------------------
Mark A. Borel

/s/ Stephen B. Cox             Trustee                       September 25, 1997
------------------------
Stephen B. Cox

/s/ G. Edgar Dawson            Trustee                       September 25, 1997
------------------------
G. Edgar Dawson

/s/ Wayne C. Johnson           Trustee                       September 25, 1997
------------------------
Wayne C. Johnson


/s/ Charles D. Foster          Chief Financial Officer       September 25, 1997
------------------------
Charles D. Foster

                        AMERICAN PENSION INVESTORS TRUST
                                  EXHIBIT INDEX

Exhibit
NUMBER

(1)   (a)   Declaration of Trust 1/
      (b)   Amendment to the Declaration of Trust 2/
(2)   (a)   By-Laws of the Trust 1/
      (b)   Amendment dated September 16, 1988 to the By-Laws of the
            Trust 1/
(3)   Voting Trust Agreement - Not Applicable
(4) Instrument defining the rights of holders of the Registrant's shares of beneficial interest 1/
(5)   (a)   Investment Advisory and Administrative Services
            Agreement for Growth Fund, Capital Income Fund and T-1
            Treasury Trust 1/
      (b)   Investment Advisory and Administrative Services
            Agreement for Yorktown Classic Value Trust and Yorktown
            Value Income Trust 1/
      (c)   Form of Investment Advisory and Administrative Services
            Agreement for Multiple Index Trust and Treasuries Trust 2/
(6)   (a)   Distribution Agreement for Growth Fund, Capital Income
            Fund and T-1 Treasury Trust 1/
      (b)   Distribution Agreement for Yorktown Classic Value Trust
            and Yorktown Value Income Trust 1/
      (c)    Form of Distribution Agreement for Multiple Index Trust
             and Treasuries Trust 2/
(7)   Bonus, Profit-Sharing, Pension or Other Similar Contracts -
      Not Applicable
(8)   (a)   Custodian Agreement for Growth Fund, Capital Income Fund
            and T-1 Treasury Trust 1/
      (b)   Custodian Agreement for Yorktown Classic Value Trust ,
            Multiple Index Trust and Treasuries Trust 1/
(9)   Transfer and Dividend  Disbursing  Agency  Agreement 1/
(10)  (a)   Opinion and Consent of Counsel 1/
      (b)   Opinion and Consent of Counsel regarding Yorktown
            Classic Value Trust and Yorktown Value Income Trust 1/
(11)  (a)   Consent of Independent Accountants regarding Growth
            Fund, Capital Income Fund, T-1 Treasury Trust and
            Yorktown Classic Value Trust (filed herewith)
      (b)   Consent of Independent Accountants regarding Yorktown
            Value Income Trust (filed herewith)
(12)  Financial  Statements  Omitted from Item 23 - Not  Applicable
(13)  Initial Capitalization Agreements 1/
(14)  Prototype for Retirement Plans  -  Not Applicable

(15)  (a)   Rule 12b-1 Plan for Growth Fund, Capital Income Fund and T-1
            Treasury Trust 1/
      (b)   Rule 12b-1 Plan for Yorktown Classic Value Trust and
            Yorktown Value Income Trust 1/
      (c)   Form of Subdistribution Agreement 1/
(16) Performance Information for Growth Fund, T-1 Treasury Trust, Capital Income Fund and Yorktown Classic Value Trust 1/
(17)  Financial Data Schedule (filed herewith)
(18)  Rule 18f-3 Plan - Not Applicable

-------------------

1/ Incorporated by reference to the identically enumerated Exhibit of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A, filed on September 30, 1996.
2/ Incorporated by reference to the identically enumerated Exhibit of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on April 16, 1997.